Federated Investors
World-Class Investment Manager

Federated Capital Appreciation Fund

Established 1977

Annual Report October 31, 2002

A Portfolio of Federated Equity Funds

J. Christopher Donahue

President Federated Capital Appreciation Fund

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Valued Shareholder:

This is the 26th Annual Report for Federated Capital Appreciation Fund, which was created in 1977 for investors seeking long-term growth of capital by owning stock in large- and mid-capitalization corporations. Morningstar, Inc. has awarded Federated Capital Appreciation Fund its prestigious 5-star overall rating out of 960 funds in its large blend category as of October 31, 2002.1

At the end of the fund's reporting period, total assets of $1.8 billion were spread across 103 domesticequities. Many of these companies are household names, such as Wal-Mart Stores, Inc., Exxon Mobil Corp. and Pfizer, Inc., which have price-to-earnings ratios on average of 20 times and average growth rates of 13%.

This report covers the fund's fiscal year, which is the 12-month period from November 1, 2001 to October 31, 2002. It begins with an interview with the fund's portfolio manager, David P. Gilmore, Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest: a series of graphs showing the fund's long-term investment performance, a complete listing of the fund's highly diversified stock holdings and publication of the fund's financial statements.

1 Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2002. The ratings are subject to change every month. The Overall Morningstar Rating™ is a weighted average of the fund's three-, five- and ten-year (if applicable) annual returns in excess of 90-day U.S. Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day U.S. T-bill returns. The fund received 4, 4 and 5 stars for the three-, five- and ten-year periods and was rated among 960, 628 and 186 funds, respectively. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the last 10% receive 1 star. Ratings are for the A share class only; other classes may vary. Source: Morningstar, Inc.© 2002. Morningstar does not guarantee the accuracy of this information. Morningstar is not affiliated with Federated.

As you know, equities have continued to experience discouraging market conditions, and these challenges are reflected in the fund's negative performance during the reporting period. The fund's one-year returns, however, were better than the (15.11)% one-year return of the overall stock market as represented by the Standard & Poor's ("S&P") 500 Index.2 Individual share class total return performance for the fiscal year ended October 31, 2002 follows.3

	Total Return	Income	Net Asset Value Change
Class A Shares	(13.10)%	$0.167	$22.48 to $19.40 = (13.70)%
Class B Shares	(13.76)%	$0.019	$21.99 to $18.95 = (13.82)%
Class C Shares	(13.73)%	$0.028	$21.98 to $18.94 = (13.83)%

Difficult performance periods and market volatility should not discourage patient investors from building wealth through core stock funds owned as part of a diversified portfolio. As a blend fund, Federated Capital Appreciation Fund owns both "growth" stocks, those with above-average earnings potential, and "value" stocks, those considered to be temporarily undervalued. This blend style gives the fund great flexibility in selecting stocks and determining sector weightings, and it enables fund shareholders like you to take advantage of the "best of both worlds."

I would like to call your attention to the illustration of two systematic investment plans shown on pages 13 and 14 of this report. In the chart on page 14, the same dollar amount was invested annually for 15 years, thus accumulating shares, followed by a period of +5 years' of withdrawal. It is worthwhile to consider the fund's systematic investment program as a way to reduce your average cost per share. It takes time, discipline and compounding of dividends to build up accounts, but the investment results can be attractive.

Thank you for entrusting a portion of your wealth to Federated Capital Appreciation Fund and for your continued confidence in the fund. We welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue

President

December 16, 2002

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

3 Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C shares were (17.89)%, (18.50)% and (14.59)%, respectively. Current performance information is available at www.federatedinvestors.com or by calling 1-800-341-7400.

David P. Gilmore

Vice President
Federated Investment Management Company

Investment Review

Q. How would you characterize the investment environment for stocks over the past 12 months?

A. Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early this year, especially for small- and mid-cap stocks, equities resumed their downward trend. Hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals as well as terrorism fears and concerns about conflicts with Iraq. Against this backdrop, the third quarter of 2002 was the thirteenth-worst quarter on record since 1924 for the S&P 500 Index, which returned (17.00)% for the quarter.1

Overall, no equity class was immune to deeper bear market losses, and stocks at all capitalization levels, in both the growth and value camps, delivered negative performances. Later in the fund's fiscal year, larger companies and growth stocks fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. Sectors that performed well on a relative basis included Health Care, Consumer Staples and Financials. Telecommunication Services, Information Technology and Materials were the worst performers.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

Q. How did Federated Capital Appreciation Fund perform during this reporting period, and what factors influenced performance?

A. For the 12-month reporting period ended October 31, 2002, the fund's Class A, B and C shares produced total returns of (13.10)%, (13.76)%, and (13.73)%, respectively, based on net asset value. The fund's benchmark, the S&P 500 Index, returned (15.11)%during the reporting period. Although the fund's returns were negative, Federated Capital Appreciation Fund outperformed its peer group as measured by the Lipper Multi-Cap Core Funds Average,2 which produced a total return of (14.82)% for the same period.

Earlier this year, our underweighted position in the Information Technology and Telecommunications Services sectors, together with stock selection in Health Care, Industrials and Information Technology, drove fund performance. Additionally, our initial overweighted position in Energy proved to be a good move for the fund. Stocks within the Consumer Discretionary and Consumer Staples areas, however, along with our Financials sector underweighting held back returns somewhat. Top-performing holdings for the fund included Abbott Laboratories, Omnicom Group, Inc., Zimmer Holdings, Inc., Pharmacia Corp. and Mylan Laboratories. Positions that impacted the fund negatively included Microsoft Corp., St. Jude Medical, Inc., Bowater, Inc. and MeadWestvaco Corp.

As you may recall, the split between value and growth holdings in Federated Capital Appreciation Fund ranges between 60%-40% either way. We have been adding recently to the growth portion of our portfolio as the risk/reward in these securities has been looking more attractive. As of October 31, 2002, the fund held 44% of its assets in value stocks and the remaining 56% in growth stocks.

2 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

Q. What industry sectors have you underweighted and overweighted in the fund?

A. Earlier this year, we trimmed our exposure in Health Care, Utilities and Energy. We used proceeds from those sales to take advantage of attractive opportunities in Financials, Technology and Telecommunications, after having been underweight in those areas during the first half of the fund's fiscal year. We continued to add to our regional Bell carrier exposure--bringing the fund to its first overweight position in the Telecommunications sector in two years--on the belief that there is value to be recognized in this sector. We also have maintained a significant emphasis on pharmaceuticals companies, which generally have low valuations at this time, but we have little exposure to retail stocks given concerns about consumer spending.

Q. What were the fund's top ten holdings and industry weightings?

A. The top ten holdings and sector weightings as of October 31, 2002 were as follows:

Security Name	Security Sector	Percentage of Net Assets
Microsoft Corp.	Information Technology	2.7%
Pfizer, Inc.	Health Care	2.3%
Pharmacia Corp.	Health Care	2.0%
Abbott Laboratories	Health Care	1.9%
Bear Stearns Cos., Inc.	Financials	1.9%
Block (H&R), Inc.	Industrials	1.8%
Citigroup, Inc.	Financials	1.8%
Exxon Mobil Corp.	Energy	1.8%
Wells Fargo & Co.	Financials	1.8%
Coca-Cola Co.	Consumer Staples	1.7%
TOTAL		19.7%

Sector	Percentage of Net Assets	Percentage of S&P 500 Index
Health Care	19.5%	14.9%
Financials	15.7%	20.6%
Industrials	12.3%	11.4%
Information Technology	11.7%	14.3%
Consumer Staples	11.4%	9.8%
Consumer Discretionary	9.2%	13.6%
Energy	6.7%	5.8%
Telecommunication Services	5.2%	4.4%
Utilities	3.1%	2.6%
Materials	2.6%	2.6%
Other	2.6%	--

Q. What were some of the fund's recent purchases?

A. Purchases of special note made during the reporting period include the following:

Lincoln National Corp. (0.7%of net assets): We used proceeds from our sale of Metropolitan Life Insurance to buy this leading life insurer at near-book value. The company has a leading franchise in the variable annuity market which we believe is under appreciated. It also is right-sizing its cost structure and cleaning up its balance sheet.

UST, Inc. (0.8% of net assets) is the leader in moist, smokeless tobacco, and the stock currently provides yields of over 7% without the litigation risk that plagues the cigarette manufacturers.

Wal-Mart Stores, Inc. (1.3% of net assets) is the world's largest retailer (7% market share) and has plenty of room to grow as it expands its "supercenter" format and international operations. Strong cost controls and a low pricing strategy make the company less vulnerable to a potential slowdown in consumer spending.

Verizon Communications, Inc. (1.7% of net assets) is a regional Bell carrier well positioned to grow faster in a deregulated market as it enters the long distance market. A strong wireless operation has helped to mitigate wireline cannibalization, and strong free cash flow has enabled Verizon to pay a healthy 4% dividend.

Q. What is your outlook for U.S. stocks and for the fund heading into 2003?

A. After three negative years for equities, the odds are in favor of a better year in 2003. Earnings expectations are more reasonable, as the consumer continues to do his or her part, and capital spending in the corporate sector appears to be stabilizing. Valuations are still above historical norms, but that can be resolved fairly quickly, as economic growth results in strong operating leverage and higher earnings from companies that have reduced their cost structure. Resolution of, or improvement in, geopolitical tensions would also provide a lift.

Within Federated Capital Appreciation Fund, we are sticking to our discipline of looking for companies that we believe have attractive risk/reward characteristics as compared to the rest of the market. We continue to be well diversified and are reasonably balanced, with a tilt toward the names and sectors we believe have the greatest opportunity for outperformance in the coming year.

Q. What are your thoughts for shareholders on the value of continuing to invest in Federated Capital Appreciation Fund?

A. Federated Capital Appreciation Fund is a core investment that can adapt to any investment environment. Its portfolio is diversified across all ten market sectors, so it's well positioned to participate in the inevitable market turnaround, regardless of which areas the recovery first takes hold or picks up the most steam. Our "blend" style further enhances this flexibility, as the fund can select the best possible stocks from the broadest possible U.S. equity universe, adjusting the growth value balance accordingly. The dividends the fund provides also are always welcome, whether they are taken as income or used for reinvestment in the fund.

Many long-term investors in Federated Capital Appreciation Fund who want to play a more active role in building their fund accounts use a systematic investment approach.3 Making regular monthly, quarterly or yearly contributions to a fund account can be a convenient way for shareholders to add shares and grow investments through both favorable and challenging markets. The illustrations on pages 12, 13, and 14 show the potential long-term benefits of investments in Federated Capital Appreciation Fund.

For many years between 1980 and 2000, investors--including investment managers--benefited from periods of very strong stock performance. At times, it seemed that investors could just throw money into the stock market and their wealth increased. Today, however, that's changed. Investors need both an investment plan that works over time and a sensible method for putting money to work in high-quality stocks.

It is especially for this reason we have included two illustrations of long-term systematic investing in this fund's shares, which show how regularly investing money in a fluctuating market can be a sound way to invest. Regular investing demands time and discipline, but the results can be attractive, as you can see from the compounded rates of return and the accumulation of fund shares.

If you are not already doing so, we recommend you start a plan to invest systematically. Committing smaller amounts of money to stock investments regularly over time can increase your total number of shares and can potentially grow IRA, retirement or educational savings accounts.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Three Ways You May Seek to Invest for Success

STRATEGY #1--With a lump sum investment of $60,000 in the Class A Shares of Federated Capital Appreciation Fund on 10/31/82, reinvesting your dividends, capital gains and without redemption of shares, your account would have been worth $729,481 on 10/31/02, with 13.30%1 average annual total return.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding dividends.

As of 9/30/02, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (22.17)%, 2.34%, and 10.75%, respectively. Class B Shares' average annual 1-year, 5-year, and since inception (1/4/96) total returns were (22.73)%, 2.44%, and 8.45%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (1/4/96) total returns were (19.06)%, 2.74%, and 8.45%, respectively.2

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

STRATEGY #2--With a systematic investment plan, if you had started investing $3,000 annually in the Class A Shares of Federated Capital Appreciation Fund on 10/31/82, reinvesting your dividends, capital gains and no redemption of shares, your account would have reached a total value of $246,9641 by 10/31/02, though you would have invested only $60,000. You would have earned an average annual total return of 12.16% over the life of this systematic investment plan.

This practical systematic investment plan helps you pursue long-term performance from high-quality stocks. Note that you did not commit a large sum of money to the stock market at any one time, and you have reinvested annual income. Your dollars accumulated shares over time and as of 10/31/02, you owned 12,730 shares. You can take it one step at a time.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. Past performance is no guarantee of future results.

STRATEGY #3 combines a systematic investment plan with an automatic withdrawal program for the Class A Shares of Federated Capital Appreciation Fund. This is a sensible approach to investing which allows shareholders to accumulate fund shares over a long period of time (in this illustration $4,000 annually for 15 years) and then enjoy a withdrawal period with monthly payments to the investor for a period of time (in this illustration $900 per month for over five years). During the 15-year accumulation period, $60,000 in total was invested. From 1/31/97 through 10/31/02, a total of $63,000 was paid to the investor, and the ending value of the account on 10/31/02 was $246,821.1 This represents a 13.04% average annual total return over the life of this investment plan.

Note that in this investment plan the shareholder did not commit a large sum of money to the stock market at any one time, and has reinvested annual income during the accumulation period. The $60,000 investment was worth $180,127 on 12/31/96. During the withdrawal period, the shareholder elected to withdraw $900 per month as income for a total of $63,000.

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results. Upon redemption, any capital gains are subject to taxes.

Federated Capital Appreciation Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class A Shares) (the "Fund") from October 31, 1992 to October 31, 2002 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Multi Cap Core Funds Average (LMCCFA).3

Average Annual Total Return[4] for the Period Ended October 31, 2002
1 Year	(17.89)%
5 Years	4.21%
10 Years	11.62%
Start of Performance (1/1/1977)	12.68%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investors shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales load. Effective November 14, 1995, the maximum sales charge was 5.50% ($10,000 investment minus $550 sales charge = $9,450). Effective January 1, 1996, the fiscal year end of this Fund was changed from December 31 to October 31. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LMCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LMCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable sales charges.

Federated Capital Appreciation Fund-Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class B Shares) (the "Fund") fromJanuary 4, 1996 (start of performance)to October 31, 2002compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Multi Cap Core Funds Average (LMCCFA).3

Average Annual Total Return[4] for the Period Ended October 31, 2002
1 Year	(18.50)%
5 Years	4.24%
Start of Performance (1/4/1996)	9.37%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investors shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemptions over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LMCCFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LMCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

Federated Capital Appreciation Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class C Shares) (the "Fund") fromJanuary 4, 1996 (start of performance)to October 31, 2002compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Multi Cap Core Funds Average (LMCCFA).3

Average Annual Total Return[4] for the Period Ended October 31, 2002
1 Year	(14.59)%
5 Years	4.66%
Start of Performance (1/4/1996)	9.36%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investors shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LMCCFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LMCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

Portfolio of Investments

October 31, 2002

Shares			Value
		COMMON STOCKS--97.4%
		Consumer Discretionary--9.2%
993,658	[1]	AOL Time Warner, Inc.	$14,656,456
448,757	[1]	BJ's Wholesale Club, Inc.	9,073,866
184,300	[1]	Clear Channel Communications, Inc.	6,828,315
306,500		Home Depot, Inc.	8,851,720
364,700		Interpublic Group of Cos., Inc.	4,365,459
177,019		Johnson Controls, Inc.	13,807,482
294,806	[2]	Knight-Ridder, Inc.	17,741,425
209,000		Lowe's Cos., Inc.	8,721,570
231,088		Nike, Inc., Class B	10,905,043
169,300		Omnicom Group, Inc.	9,756,759
569,039		Target Corp.	17,139,455
480,174	[1]	Viacom, Inc., Class B	21,420,562
443,500		Wal-Mart Stores, Inc.	23,749,425

		TOTAL	167,017,537

		Consumer Staples--11.4%
323,826		Anheuser-Busch Cos., Inc.	17,085,060
668,680		Coca-Cola Co.	31,080,246
340,100		Gillette Co.	10,162,188
180,000	[2]	Hershey Foods Corp.	11,712,600
1,130,309		Kroger Co.	16,773,785
1,019,000		McCormick & Co., Inc.	22,662,560
538,567		PepsiCo, Inc.	23,750,805
278,700		Procter & Gamble Co.	24,651,015
337,834		R.J. Reynolds Tobacco Holdings, Inc.	13,699,169
481,900		UST, Inc.	14,741,321
629,922		Walgreen Co.	21,259,867

		TOTAL	207,578,616

		Energy--6.7%
286,118		ChevronTexaco Corp.	19,350,160
164,900		ConocoPhillips	7,997,650
582,600		Diamond Offshore Drilling, Inc.	12,176,340
953,304		Exxon Mobil Corp.	32,088,213
548,267		GlobalSantaFe Corp.	13,103,581
Shares			Value
		COMMON STOCKS--continued
		Energy--continued
119,397		Murphy Oil Corp.	$10,009,051
457,300		Royal Dutch Petroleum Co., NY Shares	19,563,294
184,400		Valero Energy Corp.	6,492,724

		TOTAL	120,781,013

		Financials--15.7%
20,200		American International Group, Inc.	1,263,510
361,463		Bank of America Corp.	25,230,117
671,186		Bank of New York Co., Inc.	17,450,836
557,869		Bear Stearns Cos., Inc.	34,057,902
881,703		Citigroup, Inc.	32,578,926
580,690	[2]	Edwards (AG), Inc.	19,104,701
361,700		Fifth Third Bancorp	22,967,950
380,500		Gallagher (Arthur J.) & Co.	10,205,010
384,486		Lehman Brothers Holdings, Inc.	20,481,569
442,800		Lincoln National Corp.	13,509,828
557,508		Morgan Stanley, Dean Witter & Co.	21,698,211
568,900		Simon Property Group, Inc.	19,427,935
427,400		Washington Mutual, Inc.	15,283,824
632,100		Wells Fargo & Co.	31,902,087

		TOTAL	285,162,406

		Health Care--19.5%
818,915		Abbott Laboratories	34,287,971
389,400		AmerisourceBergen Corp.	27,705,810
389,500	[1,2]	Anthem, Inc.	24,538,500
567,102		Baxter International, Inc.	14,188,892
425,300	[1]	Biogen, Inc.	15,604,257
468,680		Bristol-Myers Squibb Co.	11,534,215
19,200		Johnson & Johnson	1,128,000
402,900		Lilly (Eli) & Co.	22,360,950
491,373		Merck & Co., Inc.	26,652,072
625,700		Mylan Laboratories, Inc.	19,690,779
1,296,433		Pfizer, Inc.	41,187,676
844,622		Pharmacia Corp.	36,318,746
1,009,306		Schering Plough Corp.	21,548,683
294,720	[1]	St. Jude Medical, Inc.	10,494,979
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
375,850	[1]	Tenet Healthcare Corp.	$10,805,688
280,376		Wyeth	9,392,596
633,419	[1]	Zimmer Holdings, Inc.	26,109,531

		TOTAL	353,549,345

		Industrials--12.3%
111,000	[1]	American Standard Cos., Inc.	7,403,700
754,713	[2]	Block (H&R), Inc.	33,494,163
245,080		Danaher Corp.	14,177,878
309,343		Deere & Co.	14,350,422
549,100		Dover Corp.	13,771,428
255,000		Eaton Corp.	17,439,450
508,644	[1]	FIserv, Inc.	15,890,039
960,785		General Electric Co.	24,259,821
386,100		Ingersoll-Rand Co., Class A	15,057,900
335,700		Lockheed Martin Corp.	19,437,030
541,000		Raytheon Co.	15,959,500
390,968		Textron, Inc.	16,029,688
735,576		Waste Management, Inc.	16,932,960

		TOTAL	224,203,979

		Information Technology--11.7%
1,316,800	[1]	Advanced Micro Devices, Inc.	8,085,152
509,500	[1]	Cisco Systems, Inc.	5,696,210
1,825,559	[1]	EMC Corp. Mass	9,328,606
509,500		Intel Corp.	8,814,350
320,176		International Business Machines Corp.	25,274,693
485,627	[1]	Intuit, Inc.	25,213,754
319,961	[1]	Lexmark International Group, Inc.	19,012,083
699,533	[1]	Micron Technology, Inc.	11,192,528
901,347	[1]	Microsoft Corp.	48,195,024
479,080	[1]	Novellus Systems, Inc.	15,138,928
1,290,746	[1]	Oracle Corp.	13,152,702
412,425	[1]	SunGuard Data Systems, Inc.	9,143,462
215,600	[1]	Symantec Corp.	8,624,000
519,643	[1]	Teradyne, Inc.	6,292,877

		TOTAL	213,164,369

Shares			Value
		COMMON STOCKS--continued
		Materials--2.6%
606,242		Alcoa, Inc.	$13,373,699
499,762		Bowater, Inc.	16,936,934
478,170		MeadWestvaco Corp.	10,017,662
382,216		Monsanto Co.	6,318,030

		TOTAL	46,646,325

		Telecommunication Services--5.2%
510,200		BellSouth Corp.	13,341,730
1,031,924		SBC Communications, Inc.	26,479,170
1,120,233		Sprint Corp.	13,913,294
217,818		Telephone and Data System, Inc.	11,086,936
804,300		Verizon Communications, Inc.	30,370,368

		TOTAL	95,191,498

		Utilities--3.1%
593,000		Cinergy Corp.	18,448,230
762,300		NiSource, Inc.	12,593,196
494,445		SCANA Corp.	14,427,905
470,900	[2]	Sempra Energy	10,425,726

		TOTAL	55,895,057

		TOTAL COMMON STOCKS (IDENTIFIED COST $1,914,169,119)	1,769,190,145

		MUTUAL FUND--3.6%
64,706,625		Prime Value Obligations Fund, Class IS (at net asset value)	64,706,625

		TOTAL INVESTMENTS (IDENTIFIED COST $1,978,875,744)[3]	$1,833,896,770

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $2,000,960,453. The net unrealized depreciation of investments on a federal tax basis amounts to $167,063,683 which is comprised of $71,785,455 appreciation and $238,849,138 depreciation at October 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($1,816,476,052) at October 31, 2002.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2002

Assets:
Total investments in securities, at value (identified cost $1,978,875,744)		$1,833,896,770
Short-term investments held as collateral for securities lending		24,968,643
Income receivable		2,608,502
Receivable for investments sold		6,363,277
Receivable for shares sold		8,731,525

TOTAL ASSETS		1,876,568,717

Liabilities:
Payable for investments purchased	$31,851,403
Payable for shares redeemed	2,919,087
Payable on collateral due to broker	24,968,643
Accrued expenses	353,532

TOTAL LIABILITIES		60,092,665

Net assets for 94,211,449 shares outstanding		$1,816,476,052

Net Assets Consist of:
Paid in capital		$2,172,029,594
Net unrealized depreciation of investments		(144,978,974)
Accumulated net realized loss on investments and options		(216,457,612)
Undistributed net investment income		5,883,044

TOTAL NET ASSETS		$1,816,476,052

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,337,563,735 ÷ 68,936,778 shares outstanding)		$19.40

Offering price per share (100/94.50 of $19.40)[1]		$20.53

Redemption proceeds per share		$19.40

Class B Shares:
Net asset value per share ($378,336,267 ÷ 19,964,029 shares outstanding)		$18.95

Offering price per share		$18.95

Redemption proceeds per share (94.50/100 of $18.95)[1]		$17.91

Class C Shares:
Net asset value per share ($100,576,050 ÷ 5,310,642 shares outstanding)		$18.94

Offering price per share		$18.94

Redemption proceeds per share (99.00/100 of $18.94)[1]		$18.75

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $90,664)			$29,337,594
Interest (including income on securities loaned of $53,169)			1,979,646

TOTAL INCOME			31,317,240

Expenses:
Investment adviser fee		$11,863,755
Administrative personnel and services fee		1,189,539
Custodian fees		85,549
Transfer and dividend disbursing agent fees and expenses		1,829,269
Directors'/Trustees' fees		8,185
Auditing fees		13,714
Legal fees		5,819
Portfolio accounting fees		157,177
Distribution services fee--Class B Shares		2,820,691
Distribution services fee--Class C Shares		601,778
Shareholder services fee--Class A Shares		2,813,762
Shareholder services fee--Class B Shares		940,230
Shareholder services fee--Class C Shares		200,593
Share registration costs		69,166
Printing and postage		225,402
Insurance premiums		1,935
Miscellaneous		6,314

TOTAL EXPENSES		22,832,878

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(11,848)
Fees paid indirectly from directed broker arrangements	(19,755)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(31,603)

Net expenses			22,801,275

Net investment income			8,515,965

Realized and Unrealized Loss on Investments and Options:
Net realized loss on investments and option transactions			(120,703,938)
Net change in unrealized depreciation of investments			(181,049,558)

Net realized and unrealized loss on investments and options			(301,753,496)

Change in net assets resulting from operations			$(293,237,531)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,515,965	$5,499,009
Net realized loss on investments and options	(120,703,938)	(54,950,612)
Net change in unrealized depreciation of investments	(181,049,558)	(142,129,802)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(293,237,531)	(191,581,405)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(5,711,977)	(1,998,847)
Class B Shares	(269,500)	--
Class C Shares	(70,069)	--
Distributions from net realized gain on investments
Class A Shares	--	(37,217,165)
Class B Shares	--	(16,060,823)
Class C Shares	--	(2,480,458)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(6,051,546)	(57,757,293)

Share Transactions:
Proceeds from sale of shares	1,238,402,127	508,313,170
Proceeds from shares issued in connection with the tax-free transfer of assets from Central Bank of Enid conversion	--	1,433,636
Proceeds from shares issued in connection with the tax-free transfer of assets from First Bank conversion	--	10,700,964
Proceeds from shares issued in connection with the taxable transfer of assets from First Bank conversion	--	14,674,286
Proceeds from shares issued in connection with the tax-free transfer of assets from Rightime Mid-Cap Fund	25,496,092
Proceeds from shares issued in connection with the taxable transfer of assets from Rightime Fund	39,756,520	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Rightime Blue Chip Fund	82,895,572
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated New Economy Fund	27,126,892	--
Proceeds from shares issued in connection with the tax-fee transfer of assets from FirstMerit Equity Fund	43,111,396	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Stock Yards Bank & Trust Company	26,212,725	--
Proceeds from shares issued in connection with the taxable transfer of assets from Stock Yards Bank & Trust Company	5,454,899	--
Net asset value of shares issued to shareholders in payment of distributions declared	4,950,663	47,803,486
Cost of shares redeemed	(428,461,955)	(228,259,590)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,064,944,931	354,665,952

Change in net assets	765,655,854	105,327,254

Net Assets:
Beginning of period	1,050,820,198	945,492,944

End of period (including undistributed net investment income of $5,883,044 and $3,406,628, respectively)	1,816,476,052	1,050,820,198

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2002	2001	2000	1999 [1]	1998
Net Asset Value, Beginning of Period	$22.48	$29.05	$25.36	$18.73	$20.08
Income From Investment Operations:
Net investment income	0.13 [2]	0.17	0.11	0.06	0.09
Net realized and unrealized gain (loss) on investments and options	(3.04)[2]	(4.97)	4.96	7.46	1.01

TOTAL FROM INVESTMENT OPERATIONS	(2.91)	(4.80)	5.07	7.52	1.10

Less Distributions:
Distributions from net investment income	(0.17)	(0.08)	(0.07)	(0.07)	(0.12)
Distributions from net realized gain on investments	--	(1.69)	(1.31)	(0.82)	(2.33)

TOTAL DISTRIBUTIONS	(0.17)	(1.77)	(1.38)	(0.89)	(2.45)

Net Asset Value, End of Period	$19.40	$22.48	$29.05	$25.36	$18.73

Total Return[3]	(13.10)%	(17.25)%	20.61%	41.17%	6.23%

Ratios to Average Net Assets:

Expenses	1.23%[4]	1.23%	1.24%	1.27%	1.29%

Net investment income	0.76%[2]	0.80%	0.41%	0.26%	0.44%

Expense waiver/reimbursement[5]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,337,564	$699,510	$637,523	$262,083	$158,587

Portfolio turnover	71%	61%	126%	55%	68%

1 Beginning with the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Effective November 1, 2001, the Fund adopted the provisions of the America Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain/loss on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

5 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2002	2001	2000	1999 [1]	1998
Net Asset Value, Beginning of Period	$21.99	$28.58	$25.09	$18.62	$20.04
Income From Investment Operations:
Net investment income (net operating loss)	0.03 [2]	0.04	0.01	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments and options	(3.05)[2]	(4.94)	4.79	7.36	0.96

TOTAL FROM INVESTMENT OPERATIONS	(3.02)	(4.90)	4.80	7.29	0.93

Less Distributions:
Distributions from net investment income	(0.02)	--	--	--	(0.02)
Distributions from net realized gain on investments	--	(1.69)	(1.31)	(0.82)	(2.33)

TOTAL DISTRIBUTIONS	(0.02)	(1.69)	(1.31)	(0.82)	(2.35)

Net Asset Value, End of Period	$18.95	$21.99	$28.58	$25.09	$18.62

Total Return[3]	(13.76)%	(17.88)%	19.71%	40.12%	5.20%

Ratios to Average Net Assets:

Expenses	1.98%[4]	1.98%	1.99%	2.02%	2.04%

Net investment income (net operating loss)	0.01%[2]	0.06%	(0.32)%	(0.49)%	(0.31)%

Expense waiver/reimbursement[5]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$378,336	$299,814	$266,173	$106,528	$49,242

Portfolio turnover	71%	61%	126%	55%	68%

1 Beginning with the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain/loss on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to
November 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

5 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2002	2001	2000	1999 [1]	1998
Net Asset Value, Beginning of Period	$21.98	$28.55	$25.07	$18.61	$19.95
Income From Investment Operations:
Net investment income (net operating loss)	0.04 [2]	0.04	0.03	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments and options	(3.05)[2]	(4.92)	4.76	7.35	1.05

TOTAL FROM INVESTMENT OPERATIONS	(3.01)	(4.88)	4.79	7.28	1.01

Less Distributions:
Distributions from net investment income	(0.03)	--	--	--	(0.02)
Distributions from net realized gain on investments	--	(1.69)	(1.31)	(0.82)	(2.33)

TOTAL DISTRIBUTIONS	(0.03)	(1.69)	(1.31)	(0.82)	(2.35)

Net Asset Value, End of Period	$18.94	$21.98	$28.55	$25.07	$18.61

Total Return[3]	(13.73)%	(17.83)%	19.68%	40.09%	5.67%

Ratios to Average Net Assets:

Expenses	1.98%[4]	1.98%	1.99%	2.02%	2.04%

Net investment income (net operating loss)	0.01%[2]	0.05%	(0.31)%	(0.49)%	(0.31)%

Expense waiver/reimbursement[5]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$100,576	$51,497	$41,797	$12,866	$5,885

Portfolio turnover	71%	61%	126%	55%	68%

1 Beginning with the year ended October 31, 1999, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain/loss on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to
November 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

5 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2002

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

On May 18, 2001, the Fund received a tax-free transfer of assets from Central Bank of Enid, a Common Trust Fund as follows:

Class A Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Depreciation	[1]	Net Assets of Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
55,034	$1,433,636	$241,152		$1,064,823,866	$1,433,636	$1,066,257,502

1 Unrealized Depreciation is included in the Central Bank of Enid Net Assets Received amount shown above.

On December 15, 2000, the Fund received a tax-free transfer of assets from the First Bank Equity Fund A common trust and a taxable transfer of assets from the First Bank Equity Fund C collective trust, as follows:

Class A Shares of the Fund Issued in Relation to Tax-Free Transfer of Assets	Class A Shares of the Fund Issued in Relation to Taxable Transfer of Assets	Tax-Free Transfer of Common Trust Fund Net Assets Received	Taxable Transfer of Collective Trust Fund Net Assets Received	Unrealized Appreciation Included in Tax-Free Net Assets Received	[2]
424,641	582,313	$10,700,964	$14,674,286	$2,800,620

2 Unrealized Appreciation is included in the Tax-Free Transfer of Common Trust Fund Net Assets Received amount shown above.

Net Assets of Fund Prior to Combination	Net Assets of Common and Collective Trust Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
$894,244,406	$25,375,250	$919,619,656

On December 7, 2001, the Fund received a tax-free transfer of assets from Rightime Mid-Cap Fund and Rightime Blue Chip Fund, and a taxable transfer of assets from Rightime Fund, as follows:

	Class A Shares of the Fund Issued	Rightime Funds' Net Assets Received	Unrealized Appreciation	[3]	Net Assets of Fund Prior to Combination	Net Assets of Rightime Funds Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Rightime Mid-Cap Fund	1,055,922	$25,496,092	$1,766,764		--	$25,496,092	--

Rightime Blue Chip Fund	3,431,830	82,895,572	23,786,601		--	82,895,572	--

Rightime Fund	1,647,823	$39,756,520	--		--	39,756,520	--

TOTAL	6,135,575	$148,148,184	$25,553,365		$1,188,861,448	$148,148,184	$1,337,009,632

3 Unrealized Appreciation of Rightime Mid-Cap Fund and Rightime Blue Chip Fund is included in the Rightime Funds' Net Assets Received amount shown above.

On April 4, 2002, the Fund received a tax-free transfer of assets from Federated New Economy Fund as follows:

	Shares of the Fund Issued	Federated New Economy Fund Net Assets Received	Unrealized Depreciation	[4]	Net Assets of Fund Prior to Combination	Net Assets of Federated New Economy Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Class A	448,449	$10,726,905	$1,074,136		$1,161,978,033	$10,726,905	$1,172,704,938

Class B	595,445	13,969,136	375,837		396,400,207	13,969,136	410,369,343

Class C	103,705	2,430,851	75,239		79,455,430	2,430,851	81,886,281

TOTAL	1,147,599	$27,126,892	$1,525,212		$1,637,833,670	$27,126,892	$1,664,960,562

4 Unrealized Depreciation is included in the Federated New Economy Fund Net Assets Received amount shown above.

On August 16, 2002, the Fund received a tax-free transfer of assets from the FirstMerit Equity Fund as follows:

Class A Shares of the Fund Issued	FirstMerit Equity Fund Net Assets Received	Unrealized Depreciation	[5]	Net Assets of Fund Prior to Combination	Net Assets of FirstMerit Equity Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,095,838	$43,111,396	$7,651,541		$1,700,495,582	$43,111,396	$1,743,606,978

5 Unrealized Depreciation is included in the FirstMerit Equity Fund Net Assets Received amount shown above.

On October 11, 2002, the Fund received a tax-free transfer of assets from the Stock Yards Bank & Trust Company Common IV Personal Trust Equity Fund and a taxable transfer of assets from the Stock Yards Bank & Trust Company Collective II EB Fund, as follows:

Class A Shares of the Fund Issued in Relation to Tax-Free Transfer of Assets	Class A Shares of the Fund Issued in Relation to Taxable Transfer of Assets	Tax-Free Transfer of Common Trust Fund Net Assets Received	Taxable Transfer of Collective Trust Fund Net Assets Received	Unrealized Appreciation Included in Tax-Free Net Assets Received	[6]
1,417,670	295,019	$26,212,725	$5,454,899	$641,308

6 Unrealized Appreciation is included in the Tax-Free Transfer of Common Trust Fund Net Assets Received amount shown above.

Net Assets of the Fund Prior to Combination	Net Assets of Common and Collective Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
$1,667,208,831	$31,667,624	$1,698,876,455

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 11/1/ 2001		For the Year Ended 10/31/ 2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$(46,213)	$(46,213)	$(3,718)	$(46,213)	$49,931

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$39,232,389	$58,210	$(39,290,599)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

As of October 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$6,051,546

Long-term capital gains	--

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,293,418

Undistributed long-term capital gains	--

Unrealized depreciation	$(167,063,683)

At year end, there were no significant differences between GAAP basis and tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax deferral of losses on wash sales and the tax treatment for amortization of discount

At October 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $193,783,277 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 2,829,254

2008	$29,355,018

2009	$62,403,813

2010	$ 99,195,192

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver call, or to receive a put at the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2002, the Fund had a realized gain of $109,367 on written options. The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at 11/1/2001	0	$0

Options written	1,110	$109,367

Options expired	(1,110)	$(109,367)

Options closed	0	$0

Outstanding at 10/31/2002	0	$0

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$23,580,960	$24,968,643

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	41,798,428	$926,476,450	12,593,505	$309,771,278
Shares issued in connection with tax-free transfer of assets from Central Bank of Enid conversion	--	--	55,034	1,433,636
Shares issued in connection with tax-free transfer of assets from First Bank conversion	--	--	424,641	10,700,964
Shares issued in connection with taxable transfer of assets from First Bank conversion	--	--	582,313	14,674,286
Shares issued in connection with tax-free transfer of assets from Rightime Mid-Cap Fund	1,055,922	25,496,092	--	--
Shares issued in connection with taxable transfer of assets from Rightime Fund	1,647,823	39,756,520	--	--
Shares issued in connection with tax-free transfer of assets from Rightime Blue Chip Fund	3,431,830	82,895,572	--	--
Shares issued in connection with tax-free transfer of assets from Federated New Economy Fund	448,449	10,726,905	--	--
Shares issued in connection with tax-free transfer of assets from FirstMerit Equity Fund	2,095,838	43,111,396	--	--
Shares issued in connection with tax-free transfer of assets from Stock Yards Bank & Trust Company conversion	1,417,670	26,212,725	--	--
Shares issued in connection with taxable transfer of assets from Stock Yards Bank & Trust Company conversion	295,019	5,454,899	--	--
Shares issued to shareholders in payment of distributions declared	191,912	4,637,437	1,205,424	30,682,888
Shares redeemed	(14,561,859)	(310,978,098)	(5,691,813)	(141,574,366)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	37,821,032	$853,789,898	9,169,104	$225,688,686

Year Ended October 31	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	10,277,898	$225,880,205	6,407,669	$156,450,469
Shares issued in connection with tax-free transfer of assets from Federated New Economy Fund	595,445	13,969,136	--	--
Shares issued to shareholders in payment of distributions declared	10,304	244,284	587,393	14,720,101
Shares redeemed	(4,555,911)	(94,381,588)	(2,673,555)	(63,751,199)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	6,327,736	$145,712,037	4,321,507	$107,419,371

Year Ended October 31	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	3,961,553	$86,045,472	1,724,946	$42,091,423
Shares issued in connection with tax-free transfer of assets from Federated New Economy Fund	103,705	2,430,851	--	--
Shares issued to shareholders in payment of distributions declared	2,962	68,942	95,867	2,400,497
Shares redeemed	(1,100,249)	(23,102,269)	(941,938)	(22,934,025)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	2,967,971	$65,442,996	878,875	$21,557,895

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	47,116,739	$1,064,944,931	14,369,486	$354,665,952

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the year ended October 31, 2002, Class A Shares did not incur a distribution fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2002, the Fund's expenses were reduced by $19,755 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2002, were as follows:

Purchases	$1,957,114,863

Sales	$1,066,967,394

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2002 the Fund did not designate any long-term capital gains dividends.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Appreciation Fund (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2002 and 2001, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Capital Appreciation Fund as of October 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 6, 2002

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds-five portfolios; CCMI Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: April 1984	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: November 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

James E. Grefenstette Birth Date: November 7, 1962 VICE PRESIDENT

James E. Grefenstette is Vice President of the Trust. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager since 1994. Mr. Grefenstette became a Senior Vice President of the Fund's Adviser in January 2000. He served as a Vice President of the Fund's Adviser from 1996 through 1999 and was an Assistant Vice President of the Fund's Adviser from 1994 until 1996. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT

Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT

Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to the Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities industry since 1962.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314172701
Cusip 314172800
Cusip 314172883

G01649-04 (12/02)

Federated Investors
World-Class Investment Manager

Federated Communications Technology Fund

Established 1999

A Portfolio of Federated Equity Funds

4TH ANNUAL REPORT

October 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Communications Technology Fund

President's Message

Dear Valued Shareholder:

This is the fourth Annual Report for Federated Communications Technology Fund, which was created in 1999 for investors seeking long-term growth of capital by owning stocks of technology infrastructure, manufacturing, services or content companies. As of October 31, 2002, the fund had net assets totaling nearly $109 million and was invested in 78 stocks spread across the technology spectrum and in various industry sectors, including Consumer Discretionary (10.0% of net assets), Information Technology (69.2% of net assets) and Telecommunication Services (7.2% of net assets).1 The portfolio encompasses recognizable names, such as Microsoft Corp., AOL Time Warner,and Sprint PCS,along with other successful but perhaps less familiar corporations, such as Activision, Foundry Networks, and BCE, Inc., all of which represent sophisticated long-term investment opportunities.

This report covers the period from November 1, 2001 through October 31, 2002. It begins with an interview with the fund's portfolio manager, Michael R. Tucker, Assistant Vice President of Federated Investment Management Company. Following his discussion, which covers market conditions as well as fund performance and strategy, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

1 Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the fund may be subject to specific risks of the technology sector, such as obsolescence.

As you are no doubt aware, during the fund's fiscal year investors continued to suffer through one of the most unsettling periods for equities, and fund performance reflected these negative conditions. Technology and telecommunications remain the hardest hit in this bear market, although the depressed economy and corporate malfeasance have taken their toll on stocks in all sectors. Individual share class total returns for the period ended October 31, 2002 follow.2

	Total Return	Net Asset Value Change
Class A Shares	(30.04)%	$4.76 to $3.33 = (30.04)%
Class B Shares	(30.56)%	$4.68 to $3.25 = (30.56)%
Class C Shares	(30.56)%	$4.68 to $3.25 = (30.56)%

Difficult performance periods, however, should not discourage patient investors from owning growth funds in a diversified portfolio. Please keep in mind that any sector-specific investment can be more vulnerable to volatility than an equity fund with broad market exposure, and that the true measure of a growth fund's performance is clearly in years rather than in months.

Although the technology industry continued to suffer from overcapacity, a problem that will take time to solve, we continue to believe that technology is a vital component of the American economy. Some large technology firms have posted encouraging quarterly sales and earnings reports in recent months. The challenge facing the Federated Communications Technology Fund management team in the current climate is to identify those high-quality, well-positioned "survivor" companies that are poised to perform when the business and investment environments become more favorable. We remain confident in our team's ability to pick the best stocks for the fund and its shareholders.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C shares were (33.93)%, (34.37)% and (31.25)%, respectively. Current performance information is available at www.federatedinvestors.com or by calling 1-800-341-7400.

At this time, valuation levels of many technology stocks are quite low, which may represent a significant buying opportunity. Likewise, a systematic investment program is an excellent way to add to your account on a regular basis and reduce your average cost per share.3 I encourage you to discuss the benefits of dollar-cost averaging with your investment representative. This investment method enables investors to buy more shares at lower prices and fewer shares when prices are higher.

Thank you for selecting Federated Communications Technology Fund to pursue your long-term financial goals and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 16, 2002

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Michael R. Tucker

Assistant Vice President

Federated Investment Management Company

Investment Review

How would you describe the market for technology stocks during the fund's fiscal year?

Earlier in the fund's fiscal year, signs that the U.S. economy was stabilizing and corporate fundamentals were improving lifted some of the tension surrounding the Technology sector. Despite the Federal Reserve Board's historic rate-cutting campaign in 2001, however, the recovery has not progressed as clearly or quickly to date as hoped. Although U.S. productivity remains solid, unemployment is high. Corporations have continued to hold back on capital improvements and other spending, a restraint that particularly limits the prospects of technology equipment and service suppliers. Although fundamentals within the technology sector continued to improve, the uncertainty over the timing and strength of an increase in Information Technology spending has weighed on technology stocks.

Concerns about potential war in Iraq, future terrorist attacks and corporate wrongdoing and governance have also put incredible pressure on the market. The third quarter of 2002, for example, was the 13th-worst quarter on record since 1924 for the S&P 500 Index, which returned (17.60)%.1

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

How did Federated Communications Technology Fund perform during this period, and what factors influenced performance?

As of October 31, 2002, the fund's 12-month total return, based on net asset value, was (30.04)% for Class A Shares, (30.56)% for Class B Shares and (30.56)% for Class C Shares.2 The fund outperformed its benchmark, the NASDAQ Telecommunications Index, which returned (49.94)% during the reporting period.3 The fund also outperformed its peer group as measured by the Lipper Science & Technology Funds Average,4 which produced a total return of (33.82)% for the same period.

Early in the fund year, the fund benefited from stronger performance from the Semiconductor and Semi-Cap Equipment industries along with the Defense Technology and Electronics areas. In the second quarter of 2002, however, we reduced our weightings in Semiconductors, Semi-Cap Equipment and Software while increasing the fund's exposure to Information Technology Services, Defense Technology and Enterprise Hardware. In the third quarter, we further pared our exposure to Semiconductors, Semi-Cap Equipment and Storage. Securities that positively impacted the fund's performance included SRA International, Lockheed Martin, Hewitt Associates, Sandisk, AT&T and Clear Channel. Negative contributors included Fairchild Semiconductor, Concord EFS, JDA Software and National Semiconductor.

2 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns for the fund's Class A, B and C Shares, based on offering price (i.e., less any applicable sales charge), were (33.93)%, (34.37)% and (31.25)%, respectively. Current performance information is available at www.federatedinvestors.com or by calling 1-800-341-7400.

3 The NASDAQ Telecommunications Index is a capitalization-weighted index designed to measure the performance of NASDAQ stocks in the telecommunications sector. The index was developed with a base value of 100 as of February 5, 1971.

4 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into the respective categories indicated. They do not reflect sales charges.

What were some of the fund's noteworthy recent purchases?

Recent purchases in the fund included the following:

SONY Corp. (1.6% of net assets) is a leading manufacturer of consumer and industrial electronic equipment.

Analog Devices (1.3% of net assets) designs, manufactures and markets integrated circuits used in analog and digital signal processing.

What were the fund's top ten holdings as of October 31, 2002?

The fund's top ten holdings were as follows:

Security Name	Percentage of Net Assets
Microsoft Corp.	2.6%
Dell Computer Corp.	2.4%
Electronic Arts, Inc.	1.9%
Affiliated Computer Services, Inc., Class A	1.9%
Tech Data Corp.	1.7%
Lexmark International, Inc., Class A	1.7%
Oracle Corp.	1.6%
SONY Corp., ADR	1.6%
Symantec Corp.	1.6%
Intuit, Inc.	1.6%
TOTAL	18.6%

What is your current fund strategy, and in what areas are you finding stock opportunities?

With the economy beginning to show signs of stabilization, upgrade cycles of information technology infrastructure on the horizon and corporate technology budgets forecasted to improve in 2003, we are beginning to increase the cyclical exposure of the portfolio. This entails increasing our allocation to higher leveraged areas of technology including semiconductors, software, enterprise hardware and even communications equipment while reducing exposure to more stable growth areas of technology such as information technology services.

What is your outlook for technology investing in the year ahead?

With an improving economy, we see many opportunities. Corporate information technology budgets in 2003 are also forecasted to improve after two consecutive years of declines. These improvements are being driven by a pick-up in corporate profits, several major technology upgrade cycles on the horizon and the average age of the technology infrastructure reaching cyclical peaks.

There has been little investment in data storage technology--or in enterprise hardware and software--during the past six to 12 months, so many organizations may need to make purchases in these areas. Information technology services may become increasingly important as users ramp-up new projects. The semiconductor industry is experiencing a rebound because a strengthening U.S. economy is beginning to drive demand. We also are watching for developments in security-oriented technologies--such as network firewalls and authentication systems--as precautions become increasingly important to corporations. We also expect wireless local area networks to thrive as they become cheaper to operate and offer users increased flexibility. A technology designed to provide mobile access to Internet-based services--known as 3G--could someday enable mobile phone users to access a wider range of applications than are available today.

What are your thoughts for shareholders on the value of continuing to invest in Federated Communications Technology Fund?

The current low valuations of many technology names offer long-term investors a unique opportunity to position their portfolio for the sector's future rebound and for the inevitable market recovery. In addition, fund shareholders who want to play a more active role in building their accounts often use a systematic investment approach.5 Making regular monthly, quarterly or yearly contributions to a fund account can be a convenient way for shareholders to add shares and potentially grow investments through both favorable and challenging markets. Since technology stocks experience up and down cycles, systematic investing may help long-term investors deal with short-term volatility.

5 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Federated Communications Technology Fund --Class A Shares

GROWTH OF $10,000 INVESTMENT IN FEDERATED COMMUNICATIONS TECHNOLOGY FUND

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Communications Technology Fund (Class A Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2002 compared to the NASDAQ Telecommunications Index (NTI).2

Average Annual Total Return[3] for the Period Ended 10/31/2002
One Year	(33.93)%
Start of Performance (9/21/1999)	(31.01)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The NTI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The NTI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Communications Technology Fund --Class B Shares

GROWTH OF $10,000 INVESTMENT IN FEDERATED COMMUNICATIONS TECHNOLOGY FUND

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Communications Technology Fund (Class B Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2002 compared to the NASDAQ Telecommunications Index (NTI).2

Average Annual Total Return[3] for the Period Ended 10/31/2002
One Year	(34.37)%

Start of Performance (9/21/1999)	(30.97)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The NTI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The NTI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated Communications Technology Fund --Class C Shares

GROWTH OF $10,000 INVESTMENT IN FEDERATED COMMUNICATIONS TECHNOLOGY FUND

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Communications Technology Fund (Class C Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2002 compared to the NASDAQ Telecommunications Index (NTI).2

Average Annual Total Return[3] for the Period Ended 10/31/2002
One Year	(31.25)%
Start of Performance (9/21/1999)	(30.29)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The NTI has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The NTI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments

October 31, 2002

Shares			Value
		COMMON STOCKS--93.8%
		Consumer Discretionary--10.0%
99,000	[1]	AOL Time Warner, Inc.	$1,460,250
80,300	[1,2]	Amazon.com, Inc.	1,554,608
30,800	[1]	Clear Channel Communications, Inc.	1,141,140
20,000	[1]	Comcast Corp., Class A	460,200
77,000		Koninklijke (Royal) Philips Electronics N.V., NY Shares	1,362,900
39,900		SONY Corp., ADR	1,725,276
64,300	[1,2]	USA Interactive	1,629,362
35,600	[1]	Viacom, Inc., Class B	1,588,116

		TOTAL	10,921,852

		Industrials--7.4%
61,300	[1]	Concord EFS, Inc.	875,364
47,300		First Data Corp.	1,652,662
41,100	[1]	Hewitt Associates, Inc.	1,210,395
28,000		Lockheed Martin Corp.	1,621,200
52,000		Raytheon Co.	1,534,000
62,000	[1]	Sabre Holdings Corp., Class A	1,189,160

		TOTAL	8,082,781

		Information Technology--69.2%
79,000	[1]	Accenture Ltd., Class A	1,333,520
68,300	[1]	Activision, Inc.	1,400,150
66,700		Adobe System, Inc.	1,576,788
44,500	[1]	Affiliated Computer Services, Inc., Class A	2,049,225
53,800	[1]	Analog Devices, Inc.	1,441,840
76,700	[1]	Apple Computer, Inc.	1,232,569
91,500	[1]	Applied Materials, Inc.	1,375,245
104,600	[1]	BMC Software, Inc.	1,667,324
67,800	[1]	Brocade Communications Systems, Inc.	465,786
140,900	[1]	Cadence Design Systems, Inc.	1,427,317
55,000	[1]	Celestica, Inc.	759,000
97,900	[1]	Cisco Systems, Inc.	1,094,522
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
46,600	[1]	Computer Sciences Corp.	$1,504,714
92,900	[1]	Dell Computer Corp.	2,657,869
31,500	[1]	Electronic Arts, Inc.	2,051,280
113,000	[1]	EMC Corp./Mass	577,430
115,500	[1]	Fairchild Semiconductor International, Inc., Class A	1,374,450
174,600	[1]	Foundry Networks, Inc.	1,234,422
49,000	[2]	Harris Corp.	1,292,620
98,500		Hewlett-Packard Co.	1,556,300
105,400	[1]	Ingram Micro, Inc., Class A	1,510,382
77,900		Intel Corp.	1,347,670
20,000		International Business Machines Corp.	1,578,800
71,450	[1]	International Rectifier Corp.	1,233,941
62,800	[1]	Intersil Corp., Class A	1,066,972
32,800	[1]	Intuit, Inc.	1,702,976
72,000	[1]	Jabil Circuit, Inc.	1,110,960
26,170	[1]	KLA-Tencor Corp.	932,437
30,700	[1]	Lexmark International, Inc., Class A	1,824,194
35,900	[1,2]	Marvell Technology Group Ltd.	581,939
34,600	[1]	Maxim Integrated Products, Inc.	1,101,664
61,600	[1]	Microchip Technology, Inc.	1,503,040
72,200	[1]	Micron Technology, Inc.	1,155,200
52,140	[1]	Microsoft Corp.	2,787,926
152,000		Motorola, Inc.	1,393,840
59,000	[1]	National Semiconductor Corp.	783,520
47,600		Nokia Oyj, ADR	791,112
49,500	[1]	Novellus Systems, Inc.	1,564,200
170,700	[1]	Oracle Corp.	1,739,433
84,700	[1]	PeopleSoft, Inc.	1,533,070
23,500	[1,2]	Qlogic Corp.	816,860
29,100	[1]	Qualcomm, Inc.	1,004,532
170,800	[1]	Rational Software Corp.	1,130,696
74,400	[1,2]	Sandisk Corp.	1,470,888
58,500	[2]	SAP AG (Systeme, Anwendungen, Produkte in der Datevnerarbeitung), ADR	1,119,690
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
41,400	[1]	SRA International, Inc., Class A	$1,006,020
65,800	[1]	Storage Technology Corp.	1,163,344
42,000	[2]	STMicroelectronics N.V.	826,140
69,340	[1]	SunGuard Data Systems, Inc.	1,537,268
43,000	[1]	Symantec Corp.	1,720,000
144,024	[1]	Taiwan Semiconductor Manufacturing Co., ADR	1,126,268
59,000	[1]	Tech Data Corp.	1,885,050
70,500		Texas Instruments, Inc.	1,118,130
291,309	[1,2]	United Microelectronics Corp., ADR	1,208,932
56,200	[1]	Veritas Software Corp.	857,050
67,000	[1]	Vishay Intertechnology, Inc.	690,100
67,350	[1]	Xilinx, Inc.	1,278,977

		TOTAL	75,275,592

		Telecommunication Services--7.2%
89,900		AT&T Corp.	1,172,296
61,000		BCE, Inc.	1,058,350
52,000		CenturyTel, Inc.	1,473,160
51,000		SBC Communications, Inc.	1,308,660
171,400	[1]	Sprint Corp. (PCS Group)	596,472
39,000	[2]	Telefonos de Mexico, Class L, ADR	1,189,500
28,000		Verizon Communications, Inc.	1,057,280

		TOTAL	7,855,718

		TOTAL COMMON STOCKS (IDENTIFIED COST $118,344,883)	102,135,943

		MUTUAL FUND--5.5%
5,965,352		Prime Value Obligations Fund, Class IS (at net asset value)	5,965,352

		TOTAL INVESTMENTS (IDENTIFIED COST $124,310,235)[3]	$108,101,295

1 Non-income producing security.

2 Certain or all shares are temporarily on loan to unaffiliated brokers/dealers.

3 The cost of investments for federal tax purposes amounts to $135,114,806. The net unrealized depreciation of investments on a federal tax basis amounts to $27,013,511 which is comprised of $5,795,171 appreciation and $32,808,682 depreciation at October 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($108,866,917) at October 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2002

Assets:
Total investments in securities, at value (identified cost $124,310,235)		$108,101,295
Short-term investments held as collateral for securities lending		11,203,626
Income receivable		21,534
Receivable for investments sold		1,334,828
Receivable for shares sold		586,763

TOTAL ASSETS		121,248,046

Liabilities:
Payable for investments purchased	$620,042
Payable for shares redeemed	340,573
Payable for collateral due to broker	11,203,626
Accrued expenses	216,888

TOTAL LIABILITIES		12,381,129

Net assets for 33,293,288 shares outstanding		$108,866,917

Net Assets Consist of:
Paid in capital		$919,964,045
Net unrealized depreciation of investments		(16,208,940)
Accumulated net realized loss on investments		(794,888,188)

TOTAL NET ASSETS		$108,866,917

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($29,632,476 ÷ 8,909,335 shares outstanding)		$3.33

Offering price per share (100/94.50 of $3.33)[1]		$3.52

Redemption proceeds per share		$3.33

Class B Shares:
Net asset value per share ($66,178,953 ÷ 20,365,088 shares outstanding)		$3.25

Offering price per share		$3.25

Redemption proceeds per share (94.50/100 of $3.25)[1]		$3.07

Class C Shares:
Net asset value per share ($13,055,488 ÷ 4,018,865 shares outstanding)		$3.25

Offering price per share		$3.25

Redemption proceeds per share (99.00/100 of $3.25)[1]		$3.22

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $30,547)			$330,765
Interest (including income on securities loaned of $44,380)			292,063

TOTAL INCOME			622,828

Expenses:
Investment adviser fee		$1,321,240
Administrative personnel and services fee		185,000
Custodian fees		19,221
Transfer and dividend disbursing agent fees and expenses		1,576,289
Directors'/Trustees' fees		568
Auditing fees		8,643
Legal fees		4,321
Portfolio accounting fees		74,011
Distribution services fee--Class A Shares		118,394
Distribution services fee--Class B Shares		808,656
Distribution services fee--Class C Shares		157,403
Shareholder services fee--Class B Shares		269,552
Shareholder services fee--Class C Shares		52,468
Share registration costs		17,021
Printing and postage		142,628
Insurance premiums		1,249
Miscellaneous		3,269

TOTAL EXPENSES		4,759,933

Waiver, Reimbursement and Expense Reduction:
Waiver of investment adviser fee	$(199,815)
Reimbursement of investment adviser fee	(2,989)
Fees paid indirectly from directed brokerage arrangements	(4,932)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(207,736)

Net expenses			4,552,197

Net operating loss			(3,929,369)

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(54,351,102)
Net realized loss on futures contracts			(212,074)
Net change in unrealized depreciation of investments			6,686,362

Net realized and unrealized loss on investments and futures contracts			(47,876,814)

Change in net assets resulting from operations			$(51,806,183)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(3,929,369)	$(7,341,897)
Net realized loss on investments and futures contracts	(54,563,176)	(447,668,062)
Net change in unrealized appreciation (depreciation) of investments	6,686,362	(60,733,699)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(51,806,183)	(515,743,658)

Share Transactions:
Proceeds from sale of shares	20,174,752	278,265,072
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Tech Fund	2,308,251	--
Cost of shares redeemed	(71,738,510)	(365,309,418)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(49,255,507)	(87,044,346)

Change in net assets	(101,061,690)	(602,788,004)

Net Assets:
Beginning of period	209,928,607	812,716,611

End of period	$108,866,917	$209,928,607

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$4.76	$14.64	$12.42	$10.00
Income From Investment Operations:
Net operating loss	(0.08)[2]	(0.11)[2]	(0.21)[2]	(0.01)[2]
Net realized and unrealized gain (loss) on investments and futures contracts	(1.35)	(9.77)	2.46	2.43

TOTAL FROM INVESTMENT OPERATIONS	(1.43)	(9.88)	2.25	2.42

Less Distributions:
Distributions from net realized gain on investments	--	--	(0.03)	--

Net Asset Value, End of Period	$3.33	$ 4.76	$14.64	$12.42

Total Return[3]	(30.04)%	(67.49)%	18.10%	24.20%

Ratios to Average Net Assets:

Expenses	2.04%[4]	1.67%	1.30%	1.20%[5]

Net operating loss	(1.68)%	(1.29)%	(1.13)%	(0.85)%[5]

Expense waiver/reimbursement[6]	0.12%	0.02%	0.00%[7]	2.14%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$29,632	$58,423	$255,307	$13,893

Portfolio turnover	174%	224%	92%	36%

1 Reflects operations for the period from September 21, 1999 (date of initial public investment) to October 31,1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$4.68	$14.53	$12.42	$10.00
Income From Investment Operations:
Net operating loss	(0.11)[2]	(0.16)[2]	(0.34)[2]	(0.02)[2]
Net realized and unrealized gain (loss) on investments and futures contracts	(1.32)	(9.69)	2.48	2.44

TOTAL FROM INVESTMENT OPERATIONS	(1.43)	(9.85)	2.14	2.42

Less Distributions:
Distributions from net realized gain on investments	--	--	(0.03)	--

Net Asset Value, End of Period	$3.25	$ 4.68	$14.53	$12.42

Total Return[3]	(30.56)%	(67.79)%	17.21%	24.20%

Ratios to Average Net Assets:

Expenses	2.79%[4]	2.42%	2.05%	1.95%[5]

Net operating loss	(2.43)%	(2.04)%	(1.88)%	(1.60)%[5]

Expense waiver/reimbursement[6]	0.12%	0.02%	0.00%[7]	2.14%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$66,179	$126,320	$458,094	$34,771

Portfolio turnover	174%	224%	92%	36%

1 Reflects operations for the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$4.68	$14.52	$12.42	$10.00
Income From Investment Operations:
Net operating loss	(0.11)[2]	(0.16)[2]	(0.34)[2]	(0.02)[2]
Net realized and unrealized gain (loss) on investments and futures contracts	(1.32)	(9.68)	2.47	2.44

TOTAL FROM INVESTMENT OPERATIONS	(1.43)	(9.84)	2.13	2.42

Less Distributions:
Distributions from net realized gain on investments	--	--	(0.03)	--

Net Asset Value, End of Period	$3.25	$ 4.68	$14.52	$12.42

Total Return[3]	(30.56)%	(67.77)%	17.13%	24.20%

Ratios to Average Net Assets:

Expenses	2.79%[4]	2.42%	2.05%	1.95%[5]

Net operating loss	(2.43)%	(2.04)%	(1.88)%	(1.60)%[5]

Expense waiver/reimbursement[6]	0.12%	0.02%	0.00%[7]	2.14%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$13,055	$25,186	$99,315	$7,265

Portfolio turnover	174%	224%	92%	36%

1 Reflects operations for the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2002

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Communications Technology Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

On December 21, 2001, the Fund received a tax-free transfer of assets from Federated Large Cap Tech Fund as follows:

	Shares of the Fund Issued	Federated Large Cap Tech Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of Fund Prior to Combination	Net Assets of Federated Large Cap Tech Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Class A	155,505	$ 839,725	$12,605		$ 60,828,271	$ 839,725	$ 61,667,996

Class B	256,223	1,360,541	28,827		139,771,806	1,360,541	141,132,347

Class C	20,336	107,985	5,643		27,503,270	107,985	27,611,255

1 Unrealized Appreciation is included in the Federated Large Cap Tech Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-ended regulated investment companies are valued at net asset value. Securities for which no quotations are readily availiable are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreements.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/ amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatment for wash sale adjustments. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
$(3,058,295)	$3,929,369	$(871,074)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of October 31, 2002, the tax composition of dividends was as follows:

Ordinary income	--

Long-term capital gains	--

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term capital gains	--

Unrealized depreciation	$(27,013,511)

At year end, there were no significant differences between the GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of wash sale loss deferrals.

At October 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $784,083,617, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 287,810,843

2009	$436,915,943

2010	$ 59,356,831

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a futures gain or loss. For the year ended October 31, 2002, the Fund had realized loss on futures contracts of $212,074. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At October 31, 2002, the Fund had no outstanding futures contracts.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$10,537,438	$11,203,626

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,069,478	$9,378,367	21,486,827	$211,254,555
Shares issued in connection with the tax-free transfer of assets from Federated Large Cap Tech Fund	155,505	839,725	--	--
Shares redeemed	(5,592,878)	(25,749,049)	(26,652,298)	(257,521,094)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,367,895)	$(15,530,957)	(5,165,471)	$(46,266,539)

Year Ended October 31	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,499,016	$7,217,094	5,825,631	$53,656,668
Shares issued in connection with the tax-free transfer of assets from Federated Large Cap Tech Fund	256,223	1,360,541	--	--
Shares redeemed	(8,355,205)	(36,296,136)	(10,390,535)	(82,625,447)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(6,599,966)	$(27,718,501)	(4,564,904)	$(28,968,779)

Year Ended October 31	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	875,928	$3,579,291	1,532,645	$13,353,849
Shares issued in connection with the tax-free transfer of assets from Federated Large Cap Tech Fund	20,336	107,985	--	--
Shares redeemed	(2,254,182)	(9,693,325)	(2,994,927)	(25,162,877)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,357,918)	$(6,006,049)	(1,462,282)	$(11,809,028)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(11,325,779)	$(49,255,507)	(11,192,657)	$(87,044,346)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund's Class B and Class C Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. Class A Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2002, the Fund's expenses were reduced by $4,932 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended October 31, 2002, were as follows:

Purchases	$281,040,176

Sales	$335,689,008

CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2002 the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE SHAREHOLDERS OF FEDERATED COMMUNICATIONS TECHNOLOGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Communications Technology Fund (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2002 and 2001, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Communications Technology Fund as of October 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 6, 2002

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: April 1984	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: November 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL [TITLE(S)] Began serving: [Month/Year]

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

James E. Grefenstette Birth Date: November 7, 1962 VICE PRESIDENT

James E. Grefenstette is Vice President of the Trust. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager since 1994. Mr. Grefenstette became a Senior Vice President of the Fund's Adviser in January 2000. He served as a Vice President of the Fund's Adviser from 1996 through 1999 and was an Assistant Vice President of the Fund's Adviser from 1994 until 1996. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT

Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT

Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Communications Technology Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314172818
Cusip 314172792
Cusip 314172784

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G02681-04 (12/02)

Federated Investors
World-Class Investment Manager

Federated Growth Strategies Fund

Established 1984

A Portfolio of Federated Equity Funds

18TH ANNUAL REPORT

October 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Growth Strategies Fund

President's Message

Dear Valued Shareholder:

Federated Growth Strategies Fund was created in 1984, and this is its 18th Annual Report. As of October 31, 2002, the fund's total net assets of $616.3 million were invested in 134 common stocks of mid- to large-cap corporations, i.e., market cap of approximately $7.5 billion.

This report covers the 12-month reporting period from November 1, 2001 through October 31, 2002. It begins with an interview with the fund's portfolio manager, James E. Grefenstette, Senior Vice President of Federated Investment Management Company. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's stock holdings, and third is the publication of the fund's financial statements.

Federated Growth Strategies Fund is managed to pursue long-term growth through a highly diversified portfolio of mid- and large-capitalization stocks selected for their strong price and earnings momentum. The fund's portfolio included common stocks with names that investors recognize immediately--Microsoft, Pfizer, Cardinal Health, and PETsMART, to name a few.

Despite the U.S. economy's recession and the extreme volatility in equity markets over the past year, we expect the economy to swing upwards in 2003. As the economy improves, companies owned by the fund should turn in better performances next year.

While the fund's returns for the reporting period were negative, they were better than the (19.95)% return of its peer group, the Lipper Multi-Cap Growth Funds Average. This outperformance of its peers was due mainly to the fund's more defensive positioning. However, the fund underpeformed the (15.11)% return of it benchmark, the Standard & Poor's ("S&P") 500 Index.1

1 The S&P 500 Index is an unmanaged index comprised of common stocks in industry, transportation, finance and public utilities. Investments cannot be made in an index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

Individual share class total return performance for the 12-month reporting period follows.2

	Total Return	Net Asset Value Change
Class A Shares	(18.51)%	$23.34 to $19.02 = (18.51)%
Class B Shares	(19.16)%	$22.02 to $17.80 = (19.16)%
Class C Shares	(19.12)%	$22.23 to $17.98 = (19.12)%

I would like to call your attention to the illustrations of two systematic investment plans shown on pages 8 and 9 of this report. For the chart on page 9, the same dollar amount is invested annually for 10 years, thus accumulating shares, followed by a period of +5 years' of withdrawal. It is worthwhile to consider the fund's systematic investment program as a way to reduce your average cost per share over time. Yes, it takes time, discipline and compounding of dividends to build up the accounts, however, the investment results can be attractive.

Thank you for participating in the growth and earnings opportunities of over 100 dynamic U.S. companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 16, 2002

2 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (23.00)%, (23.61)%, and (19.93)%, respectively.

James E. Grefenstette, CFA

Senior Vice President

Federated Investment Management Company

Investment Review

What is your review of the past 12 months for the U.S. economy and the stock market?

The economy, at first, positively responded to the massive monetary and fiscal stimulus provided by the Federal Reserve Board and the federal government after the September 11, 2001 attacks. Throughout the bulk of 2002, however, the domestic economy was dragged into sluggishness and uncertainty by the ramp in geopolitical instability (Israel vs. the Palestinians, India vs. Pakistan, the U.S. vs. Iraq) and additional worldwide terrorist attacks.

Overall the fund's fiscal year was a period of very negative performance for stocks as the S&P 500 Index returned (15.11)% and the Nasdaq Composite Index returned (21.03)%.1

During the first part of the reporting period, growth stocks underperformed value stocks due primarily to weak performance in the Information Technology sector. This trend reversed in the third quarter of 2002, however, when the more cyclically sensitive value stocks began to falter meaningfully. Similarly, smaller capitalized stocks outperformed larger stocks through the first half of the year due to their economic sensitivity, then gave back some of those gains during the last two quarters.

How did the fund perform during the past 12 months?

For the fiscal year ended October 31, 2002, the fund's Class A, B and C Shares produced total returns of (18.51)%, (19.16)%, and (19.12)%, respectively, based on net asset value.2 These returns outperformed the (19.95)% average return for the fund's peers in the Lipper Multi-Cap Growth Fund3 category.

1 Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market.

2 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (23.00)%, (23.61)%, and (19.93)%, respectively.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

We believe that the fund had a modestly defensive position, relative to its peers, through most of the year. This means that the fund probably owned, on average, less Information Technology and modestly more of the stable growth sectors, such as Consumer Staples and Financials (and within this sector, mainly banks) than its peers. We believe the fund also benefited from better performance within Health Care, (i.e., fewer biotechs and larger pharmaceutical stocks, and more medical device and service-related companies).

On the other side of the ledger, however, the (15.11)% return of the S&P 500 Index4 outperformed the fund, as growth stocks in general lagged most broader market indexes.

What were some of the fund's best performing stocks?

Some of our best performing stocks included:

KB Home (0.9% of net assets) builds single-family homes in the United States, primarily targeting first-time and first move-up homebuyers. The company has operating divisions in California and across the Sun Belt.

Cardinal Health, Inc. (0.9% of net assets) is a holding company that provides products and services to healthcare providers and manufacturers such as pharmaceutical distribution and health care product manufacturing.

UTStarcom, Inc. (1.0% of net assets) provides communications equipment for service providers that operate wireless and wireline networks in rapidly growing (primarily Asian) communications markets.

What were the fund's top ten holdings, and what were the industry weightings as of October 31, 2002?

Name	Percentage of Net Assets
Cisco Systems, Inc.	1.4%
Boston Scientific Corp.	1.3%
Symantec Corp.	1.2%
Patterson Dental Co.	1.2%
Qlogic Corp.	1.2%
PETsMART, Inc.	1.1%
Medtronic Inc.	1.1%
Forest Laboratories, Inc., Class A	1.1%
Pfizer, Inc.	1.1%
UTStarcom, Inc.	1.0%
TOTAL	11.7%

Sector	Percentage of Net Assets	Percentage of S&P 500 Index
Information Technology	23.6%	14.3%
Health Care	20.9%	14.9%
Consumer Discretionary	19.7%	13.6%
Financials	10.5%	20.6%
Industrials	6.1%	11.4%
Energy	5.9%	5.8%
Consumer Staples	4.9%	9.8%
Telecommunication Services	2.7%	4.4%
Materials	2.0%	2.6%
Utilities	1.4%	2.6%
Cash	2.0%

What is your outlook for the economy and the stock market looking into 2003?

Our stand continues to be that the economy will likely improve throughout the fourth quarter of 2002 and into 2003, given continued consumer strength and very low industrial inventories. The market, however, appears to be currently dubious regarding the economy and remains very preoccupied with the growing geopolitical tensions and accounting irregularities. Consequently, we believe that maintaining a near-term, modestly defensive posture is warranted. This implies that, relative to our peers, we will favor, for example, an underweight position in the Information Technology sector, an overweight position in Consumer Staples, and an underweight allocation to Industrials.

As resolutions appear on any of the troubled fronts (due to positive events or just the passage of peaceful time), the markets will likely become more optimistic and move back into the faster growth or cyclically leveraged areas. Should that type of environment develop, and we hope it does, the biases of the fund will probably adjust accordingly.

Should investors continue to hold this fund, and should they consider adding to their account at this time?

Federated Growth Strategies Fund has had special appeal for a wide range of investors in the current risk-averse environment. Many long-term investors who want to play a more active role in building their fund accounts use a systematic investment approach.4 Making regular monthly, quarterly or yearly contributions to a fund account can be a convenient way for shareholders to add shares and grow investments through both favorable and challenging environments. The illustrations on pages 7, 8 and 9 show the potential long-term benefits of investments in Federated Growth Strategies Fund.

Please note, from 1980 until 2000, many investors--including investment managers--benefited from the very strong bull market. Today, that's changed. For the past three years, we have experienced a bear market. So, investors need an investment plan that can work over time, a method to put money to work in high-quality stocks.

It is especially for this reason we have put two illustrations of long-term systematic investing in the fund's shares. They show how regular investing money in a fluctuating market can be a sound way to invest. Just look at the investment results of the compounded rates of return and the accumulation of fund shares. Yes, it takes time and discipline.

We recommend that you start a plan to invest systematically, if you are not already doing so. Committing smaller amounts of money for investment regularly over time can increase your total number of shares. Stocks can be an important asset class in an IRA, a retirement plan, or a 529 Plan.

4 Systematic investing does not assure a profit or protect against loss in declining a markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Three Ways You May Seek to Invest for Success:

STRATEGY #1--With a lump sum investment of $60,000 in the Class A Shares of Federated Growth Strategies Fund on 10/31/87, reinvesting your dividends, capital gains and without redemption of shares, your account would have been worth $273,916 on 10/31/02 with 10.65%1 average annual total return.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding dividends.

As of 9/30/02, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (23.80)%, (4.76)%, and 6.35%, respectively. The Class B Shares' average annual 1-year, 5-year, and since inception (8/16/95) total returns were (24.40%), (4.64)%, and 5.09%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (8/16/95) total returns were (20.75)%, (4.30)%, and 5.20%, respectively.2

1 Total return represents the change in the value of an investment in Class A Shares after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; and Class C Shares, 1.00% contingent deferred sales charge.

STRATEGY #2--With a systematic investment plan, if you had started investing $4,000 annually in the Class A Shares of Federated Growth Strategies Fund on 10/31/87, reinvesting your dividends, capital gains and no redemption of shares, your account would have reached a total value of $113,6661 by 10/31/02, though you would have invested only $60,000. You would have earned an average annual total return of 7.64% over the life of this systematic investment plan.

This practical systematic investment plan helps you pursue long-tern performance from high-quality stocks. Note that you did not commit a large sum of money to stock market at any one time, and you have reinvested annual income. Your dollars accumulated shares over time and as of 10/31/02, you would have owned 5,976 shares. You can take it one step at a time.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in a down market. Past performance s no guarantee of future results.

STRATEGY #3 combines a systematic investment plan with an automatic withdrawal program for the Class A Shares of Federated Growth Strategies Fund. This is a sensible approach to investing which allows shareholders to accumulate fund shares over a long period of time (in this illustration $6,000 annually for 10 years) and then enjoy a withdrawal period with monthly payments to the investor for a period of time (in this illustration $550 per month for over five years). During the 10-year accumulation period, $60,000 in total was invested. From 1/3/97 through 10/31/02, a total of $30,000 was paid to the investor, and the ending value of the account on 10/31/02 was $118,093.1 This represents a 10.00% average annual total return over the life of this investment plan.

Note that in this investment plan the shareholder did not commit a large sum of money to the stock market at any one time, and has reinvested quarterly income during the accumulation period. The $60,000 investment was worth $118,870 on 12/31/96. During the withdrawal period, the shareholder elected to withdraw $550 per month as income for a total of $30,000.

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results. Upon redemption, any capital gains are subject to taxes.

Federated Growth Strategies Fund--Class A Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund (Class A Shares) (the "Fund") from October 31, 1992 to October 31, 2002 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth Fund Index (LGFI).2

Average Annual Total Return[3] for the Year Ended 10/31/2002
1 Year	(23.00)%
5 Years	(2.95)%
10 Years	6.99%
Start of Performance (8/23/1984)	11.24%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales charge. As of August 15, 1995, the maximum sales charge was 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LGFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated Growth Strategies Fund--Class B Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund (Class B Shares) (the "Fund") from August 16, 1995 (start of performance) to October 31, 2002 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth Fund Index (LGFI).2

Average Annual Total Return[3] for the Year Ended 10/31/2002
1 Year	(23.61)%
5 Years	(2.83)%
Start of Performance (8/16/1995)	5.67%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LGFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The indexes are unmanaged.

3 Total return quoted reflects all sales charges and contingent deferred sales charges.

Federated Growth Strategies Fund-Class C Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund (Class C Shares) (the "Fund") from August 16, 1995 (start of performance) to October 31, 2002 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Growth Fund Index (LGFI).2

Average Annual Total Return[3] for the Year Ended 10/31/2002
1 Year	(19.93)%
5 Years	(2.52)%
Start of Performance (8/16/1995)	5.78%

Past performance is no guarantee of future results. Returns shown not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LGFI are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. The indexes are unmanaged.

3 Total return quoted reflects all sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2002

Shares			Value
		COMMON STOCKS--97.7%
		Consumer Discretionary--19.7%
287,100	[1,2]	Amazon.com, Inc.	$5,558,256
72,300	[1]	AutoZone, Inc.	6,201,171
142,700	[1]	Bed Bath & Beyond, Inc.	5,060,142
101,800		Black & Decker Corp.	4,760,168
217,100	[2]	Blockbuster, Inc., Class A	5,203,887
145,800	[1,2]	Brinker International, Inc.	4,139,262
333,200	[1,2]	CarMax, Inc.	5,461,148
137,100	[1,2]	Cheesecake Factory, Inc.	4,647,690
140,300	[1]	Clear Channel Communications, Inc.	5,198,115
202,950		Darden Restaurants, Inc.	3,851,991
91,300		Fortune Brands, Inc.	4,570,478
107,800	[1]	Harrah's Entertainment, Inc.	4,527,600
120,800	[2]	KB HOME	5,701,760
53,200	[1]	Kohl's Corp.	3,109,540
94,000	[2]	Lennar Corp.	5,185,980
142,200		Lowe's Cos., Inc.	5,934,006
131,400	[1,2]	MGM MIRAGE	4,086,540
120,000	[1]	Mandalay Resort Group	3,394,800
144,600		Newell Rubbermaid, Inc.	4,687,932
54,800		Omnicom Group, Inc.	3,158,124
348,100	[1]	PETsMART, Inc.	6,652,191
209,100	[1]	Starbucks Corp.	4,984,944
62,800		Wal-Mart Stores, Inc.	3,362,940
117,000	[2]	Wendy's International, Inc.	3,706,560
178,100	[1,2]	Williams-Sonoma, Inc.	4,238,780
173,900	[1]	Yum! Brands, Inc.	3,917,967

		TOTAL	121,301,972

Shares			Value
		COMMON STOCKS--continued
		Consumer Staples--4.9%
56,000		Anheuser-Busch Cos., Inc.	$2,954,560
243,900		Coca-Cola Enterprises, Inc.	5,814,576
162,900	[1,2]	Constellation Brands, Inc., Class A	4,126,257
84,200		Diageo PLC, ADR	3,752,794
62,900		Kraft Foods, Inc., Class A	2,484,550
199,900		Pepsi Bottling Group, Inc.	5,387,305
142,800		Philip Morris Cos., Inc.	5,819,100

		TOTAL	30,339,142

		Energy--5.9%
101,700		Apache Corp.	5,497,902
113,400	[1]	BJ Services Co.	3,439,422
157,100		ENSCO International, Inc.	4,247,984
134,900		GlobalSantaFe Corp.	3,224,110
90,000	[1]	Nabors Industries, Inc.	3,147,300
108,900	[1]	Newfield Exploration Co.	3,810,411
129,500	[1,2]	Patterson-UTI Energy, Inc.	3,745,140
128,500	[2]	Pogo Producing Co.	4,632,425
220,700	[1]	Rowan Companies, Inc.	4,500,073

		TOTAL	36,244,767

		Financials--10.5%
83,700		Bear Stearns Cos., Inc.	5,109,885
126,200		Citigroup, Inc.	4,663,090
94,300	[2]	Commerce Bancorp, Inc.	4,329,313
677,700	[1]	E*TRADE Group, Inc.	3,049,650
108,100		Edwards (AG), Inc.	3,556,490
60,700		Fannie Mae	4,058,402
193,100		Fidelity National Financial, Inc.	5,831,620
43,700		Goldman Sachs Group, Inc.	3,128,920
233,500		J.P. Morgan Chase & Co.	4,845,125
71,500		Legg Mason, Inc.	3,321,890
56,500		Lehman Brothers Holdings, Inc.	3,009,755
60,700	[2]	M & T Bank Corp.	4,972,544
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
99,600		Morgan Stanley	$3,876,432
138,300		New York Community Bancorp, Inc.	4,016,232
289,800	[2]	Sovereign Bancorp, Inc.	4,080,384
99,500		T. Rowe Price Group, Inc.	2,808,885

		TOTAL	64,658,617

		Health Care--20.9%
73,700		AmerisourceBergen Corp.	5,243,755
68,400	[1]	Amgen, Inc.	3,184,704
77,000	[1]	Anthem, Inc.	4,851,000
211,200	[1]	Boston Scientific Corp.	7,947,456
77,500		Cardinal Health, Inc.	5,363,775
165,850		Dentsply International, Inc.	6,123,182
54,600		Eli Lilly & Co.	3,030,300
202,800	[1,2]	First Health Group Corp.	5,268,744
67,300	[1]	Forest Laboratories, Inc., Class A	6,594,727
107,300	[1,2]	Gilead Sciences, Inc.	3,727,602
171,500	[1]	Guidant Corp.	5,071,255
99,900		HCA, Inc.	4,344,651
91,700	[1,2]	IDEC Pharmaceuticals Corp.	4,220,034
109,800		McKesson Corp.	3,273,138
148,200	[1]	MedImmune, Inc.	3,786,510
147,600		Medtronic, Inc.	6,612,480
103,100		Merck & Co., Inc.	5,592,144
140,700	[1,2]	Patterson Dental Co.	7,247,457
206,332		Pfizer, Inc.	6,555,168
103,600		Pharmacia Corp.	4,454,800
60,500	[1,2]	Quest Diagnostics, Inc.	3,861,715
75,800	[1]	Stryker Corp.	4,782,980
182,000	[1]	Tenet Healthcare Corp.	5,232,500
51,600		UnitedHealth Group, Inc.	4,693,020
53,800	[1]	Universal Health Services, Inc., Class B	2,608,224
71,300	[1]	WellPoint Health Networks, Inc.	5,362,473

		TOTAL	129,033,794

Shares			Value
		COMMON STOCKS--continued
		Industrials--6.1%
202,100	[1]	AGCO Corp.	$5,133,340
72,150	[1,2]	Alliant Techsystems, Inc.	4,339,822
66,000	[1]	Apollo Group, Inc., Class A	2,739,000
90,200		Block (H&R), Inc.	4,003,076
58,400		General Dynamics Corp.	4,621,192
106,300	[1,2]	L-3 Communications Holdings, Inc.	4,996,100
73,800		Lockheed Martin Corp.	4,273,020
157,700		Regis Corp.	4,626,918
64,200		SPX Corp.	2,697,042

		TOTAL	37,429,510

		Information Technology--23.6%
125,200		Adobe System, Inc.	2,959,728
112,300	[1]	Affiliated Computer Services, Inc., Class A	5,171,415
327,500	[1]	Altera Corp.	3,838,300
145,100	[1]	Analog Devices, Inc.	3,888,680
254,400	[1]	Apple Computer, Inc.	4,088,208
233,300	[1]	Applied Materials, Inc.	3,506,499
464,500	[1,2]	Brocade Communications Systems, Inc.	3,191,115
787,600	[1]	Cisco Systems, Inc.	8,805,368
275,800		Computer Associates International, Inc.	4,098,388
223,600	[1]	Dell Computer Corp.	6,397,196
59,200	[1]	Electronic Arts, Inc.	3,855,104
578,900	[1,2]	Foundry Networks, Inc.	4,092,823
183,700		Intel Corp.	3,178,010
162,800	[1]	Intersil Corp., Class A	2,765,972
100,000	[1]	Intuit, Inc.	5,192,000
372,100	[1,2]	Jabil Circuit, Inc.	5,741,503
310,000	[1]	Lam Research Corp.	3,902,900
139,050	[1]	Microchip Technology, Inc.	3,392,820
117,300	[1]	Microsoft Corp.	6,272,031
318,700		Nokia Oyj, ADR	5,296,794
3,528,000	[1,2]	Nortel Networks Corp.	4,339,440
514,300	[1]	Oracle Corp.	5,240,717
206,300	[1,2]	Qlogic Corp.	7,170,988
175,300	[1]	Qualcomm, Inc.	6,051,356
173,800	[2]	SAP AG, ADR	3,326,532
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
182,400	[1,2]	Symantec Corp.	$7,296,000
380,194	[1]	Taiwan Semiconductor Manufacturing Co., ADR	2,973,117
196,900		Texas Instruments, Inc.	3,122,834
374,700	[1,2]	UTStarcom, Inc.	6,399,876
674,160	[1,2]	United Microelectronics Corp., ADR	2,797,764
263,800	[1]	Veritas Software Corp.	4,022,950
177,700	[1]	Xilinx, Inc.	3,374,523

		TOTAL	145,750,951

		Materials--2.0%
122,700		Ball Corp.	5,942,361
76,800		International Flavors & Fragrances, Inc.	2,576,640
425,400		Placer Dome, Inc.	3,688,218

		TOTAL	12,207,219

		Telecommunication Services--2.7%
94,400		Alltel Corp.	4,692,624
125,400		BellSouth Corp.	3,279,210
517,100	[1,2]	Nextel Communications, Inc., Class A	5,832,888
895,700	[1]	Sprint Corp. (PCS Group)	3,117,036

		TOTAL	16,921,758

		Utilities--1.4%
108,300		Entergy Corp.	4,774,947
122,100		Southern Co.	3,626,370

		TOTAL	8,401,317

		TOTAL COMMON STOCKS (IDENTIFIED COST $590,596,534)	602,289,047

		MUTUAL FUND--2.0%
12,072,359		Prime Value Obligations Fund, Class IS (at net asset value)	12,072,359

		TOTAL INVESTMENTS (IDENTIFIED COST $602,668,893)[3]	$614,361,406

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $618,190,736. The net unrealized depreciation of investments on a federal tax basis amounts to $3,829,330 which is comprised of $54,526,656 appreciation and $58,355,986 depreciation at October 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($616,278,945) at October 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2002

Assets:
Total investments in securities, at value (identified cost $602,668,893)		$614,361,406
Cash		3,779
Short-term investments held as collateral for securities lending		97,604,344
Income receivable		284,590
Receivable for investments sold		25,313,995
Receivable for shares sold		410,802

TOTAL ASSETS		737,978,916

Liabilities:
Payable for investments purchased	$22,647,097
Payable for shares redeemed	1,017,523
Payable on collateral due to broker	97,604,344
Accrued expenses	431,007

TOTAL LIABILITIES		121,699,971

Net assets for 33,027,554 shares outstanding		$616,278,945

Net Assets Consist of:
Paid in capital		$1,014,773,248
Net unrealized appreciation of investments		11,692,513
Accumulated net realized loss on investments		(410,186,816)

TOTAL NET ASSETS		$616,278,945

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($439,071,946 ÷ 23,089,222 shares outstanding)		$19.02

Offering price per share (100/94.50 of $19.02)[1]		$20.13

Redemption proceeds per share		$19.02

Class B Shares:
Net asset value per share ($147,012,690 ÷ 8,258,632 shares outstanding)		$17.80

Offering price per share		$17.80

Redemption proceeds per share (94.50/100 of $17.80)[1]		$16.82

Class C Shares:
Net asset value per share ($30,194,309 ÷ 1,679,700 shares outstanding)		$17.98

Offering price per share		$17.98

Redemption proceeds per share (99.00/100 of $17.98)[1]		$17.80

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $84,070)			$5,845,916
Interest (including income on securities loaned of $105,241)			637,551

TOTAL INCOME			6,483,467

Expenses:
Investment adviser fee		$6,340,874
Administrative personnel and services fee		635,778
Custodian fees		45,704
Transfer and dividend disbursing agent fees and expenses		1,814,267
Directors'/Trustees' fees		6,565
Auditing fees		13,776
Legal fees		3,904
Portfolio accounting fees		132,921
Distribution services fee--Class B Shares		1,574,104
Distribution services fee--Class C Shares		306,814
Shareholder services fee--Class A Shares		1,486,652
Shareholder services fee--Class B Shares		524,701
Shareholder services fee--Class C Shares		102,271
Share registration costs		43,939
Printing and postage		157,042
Insurance premiums		2,089
Miscellaneous		4,948

TOTAL EXPENSES		13,196,349

Reimbursement and Expense Reductions:
Reimbursement of investment adviser fee	$(7,913)
Fees paid indirectly from directed broker arrangement	(112,009)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTIONS		(119,922)

Net expenses			13,076,427

Net operating loss			(6,592,960)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(133,042,291)
Net change in unrealized appreciation of investments			(10,325,288)

Net realized and unrealized loss on investments			(143,367,579)

Change in net assets resulting from operations			$(149,960,539)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(6,592,960)	$(9,299,465)
Net realized loss on investments and foreign currency transactions	(133,042,291)	(272,466,718)
Net change in unrealized appreciation of investments	(10,325,288)	(368,709,908)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(149,960,539)	(650,476,091)

Distributions to Shareholders:
Distributions from net realized gain on investments
Class A Shares	--	(80,448,842)
Class B Shares	--	(29,722,359)
Class C Shares	--	(4,912,050)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(115,083,251)

Share Transactions:
Proceeds from sale of shares	155,635,511	846,476,250
Net asset value of shares issued to shareholders in payment of distributions declared	--	99,006,360
Cost of shares redeemed	(338,219,824)	(946,551,425)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(182,584,313)	(1,068,815)

Change in net assets	(332,544,852)	(766,628,157)

Net Assets:
Beginning of period	948,823,797	1,715,451,954

End of period	$616,278,945	$948,823,797

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2002	2001	2000	1999 [1]	1998
Net Asset Value, Beginning of Period	$23.34	$40.66	$37.70	$23.53	$31.54
Income From Investment Operations:
Net operating loss	(0.13)[2]	(0.15)[2]	(0.33)[2]	(0.25)[2]	(0.14)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.19)	(14.48)	7.62	14.42	(1.48)

TOTAL FROM INVESTMENT OPERATIONS	(4.32)	(14.63)	7.29	14.17	(1.62)

Less Distributions:
Distributions from net realized gain on investments	--	(2.69)	(4.33)	--	(6.39)

Net Asset Value, End of Period	$19.02	$23.34	$40.66	$37.70	$23.53

Total Return[3]	(18.51)%	(38.31)%	20.47%	60.22%	(6.12)%

Ratios to Average Net Assets:

Expenses	1.34%[4]	1.27%	1.20%	1.24%	1.20%

Net operating loss	(0.56)%	(0.51)%	(0.76)%	(0.80)%	(0.54)%

Supplemental Data:

Net assets, end of period (000 omitted)	$439,072	$665,021	$1,216,669	$776,828	$510,552

Portfolio turnover	207%	211%	115%	125%	119%

1 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. The prior year was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.32% after taking into account these expense reductions.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2002	2001	2000	1999 [1]	1998
Net Asset Value, Beginning of Period	$22.02	$38.79	$36.38	$22.88	$31.02
Income From Investment Operations:
Net operating loss	(0.28)[2]	(0.35)[2]	(0.63)[2]	(0.47)[2]	(0.34)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.94)	(13.73)	7.37	13.97	(1.41)

TOTAL FROM INVESTMENT OPERATIONS	(4.22)	(14.08)	6.74	13.50	(1.75)

Less Distributions:
Distributions from net realized gain on investments	--	(2.69)	(4.33)	--	(6.39)

Net Asset Value, End of Period	$17.80	$22.02	$38.79	$36.38	$22.88

Total Return[3]	(19.16)%	(38.77)%	19.61%	59.00%	(6.78)%

Ratios to Average Net Assets:

Expenses	2.09%[4]	2.02%	1.95%	1.99%	1.96%

Net operating loss	(1.31)%	(1.26)%	(1.50)%	(1.55)%	(1.34)%

Supplemental Data:

Net assets, end of period (000 omitted)	$147,013	$237,630	$425,398	$177,091	$77,975

Portfolio turnover	207%	211%	115%	125%	119%

1 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. The prior year was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 2.07% after taking into account these expense reductions.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2002	2001	2000	1999 [1]	1998
Net Asset Value, Beginning of Period	$22.23	$39.14	$36.62	$23.02	$31.16
Income From Investment Operations:
Net operating loss	(0.28)[2]	(0.35)[2]	(0.62)[2]	(0.47)[2]	(0.34)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.97)	(13.87)	7.47	14.07	(1.41)

TOTAL FROM INVESTMENT OPERATIONS	(4.25)	(14.22)	6.85	13.60	(1.75)

Less Distributions:
Distributions from net realized gain on investments	--	(2.69)	(4.33)	--	(6.39)

Net Asset Value, End of Period	$17.98	$22.23	$39.14	$36.62	$23.02

Total Return[3]	(19.12)%	(38.78)%	19.81%	59.08%	(6.74)%

Ratios to Average Net Assets:

Expenses	2.09%[4]	2.02%	1.93%	1.97%	1.94%

Net operating loss	(1.31)%	(1.26)%	(1.48)%	(1.53)%	(1.34)%

Expense waiver/reimbursement[5]	--	0.00%[6]	0.02%	0.02%	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$30,194	$46,173	$73,385	$30,096	$12,654

Portfolio turnover	207%	211%	115%	125%	119%

1 Beginning with the year ended October 31, 1999, the Fund was audited by Deloitte & Touche LLP. The prior year was audited by other auditors.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 2.07% after taking into account these expense reductions.

5 This expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2002

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is appreciation of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. Government securities are generally valued at the mean of the latest bid and asked prices as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatment for wash sale adjustments. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid In Capital	Accumulated Gain (Loss)	Undistributed Net Investment Income
$(6,728,298)	$135,338	$6,592,960

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

As of October 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$--

Long term capital gains	$--

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term gains	--

Unrealized depreciation	$3,829,330

At year end, there were no significant differences between GAAP and tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of wash sale loss deferrals.

At October 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $394,664,973, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$246,054,218

2010	$148,610,755

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$92,136,807	$97,604,344

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,819,900	$130,911,199	24,505,637	$754,676,005
Shares issued to shareholders in payment of distributions declared	--	--	1,860,064	66,962,055
Shares redeemed	(11,222,436)	(252,512,871)	(27,798,117)	(837,006,583)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5,402,536)	$(121,601,672)	(1,432,416)	$(15,368,523)

Year Ended October 31	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	598,880	$13,129,275	2,225,453	$64,936,321
Shares issued to shareholders in payment of distributions declared	--	--	803,469	27,473,027
Shares redeemed	(3,133,580)	(65,498,847)	(3,203,133)	(85,431,478)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(2,534,700)	$(52,369,572)	(174,211)	$6,977,870

Year Ended October 31	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	535,524	$11,595,037	931,757	$26,863,924
Shares issued to shareholders in payment of distributions declared	--	--	132,348	4,571,278
Shares redeemed	(933,273)	(20,208,106)	(861,685)	(24,113,364)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(397,749)	$(8,613,069)	202,420	$7,321,838

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(8,334,985)	$(182,584,313)	(1,404,207)	$(1,068,815)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. Class A Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to brokers that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2002, the Fund's expenses were reduced by $112,009, under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities, short-term securities (and in-kind contributions), for the year ended October 31, 2002, were as follows:

Purchases	$1,668,054,271

Sales	$1,837,243,840

Purchases and sales of long-term U.S. government securities for the year ended October 31, 2002, were as follows:

Purchases	$17,391,906

Sales	$17,229,719

CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2002 the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE SHAREHOLDERS OF FEDERATED GROWTH STRATEGIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Growth Strategies Fund (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2002 and 2001, and the financial highlights for each of the five the years in the period ended October 31. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Growth Strategies Fund as of October 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 6, 2002

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds-five portfolios; CCMI Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: April 1984	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: November 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: November 28, 1942 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

James E. Grefenstette Birth Date: November 7, 1962 VICE PRESIDENT

James E. Grefenstette is Vice President of the Trust. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager since 1994. Mr. Grefenstette became a Senior Vice President of the Fund's Adviser in January 2000. He served as a Vice President of the Fund's Adviser from 1996 through 1999 and was an Assistant Vice President of the Fund's Adviser from 1994 until 1996. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT

Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT

Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to the Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities industry since 1962.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager
Federated Growth Strategies Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314172107
Cusip 314172206
Cusip 314172305

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01228-08 (12/02)

Federated Investors
World-Class Investment Manager

Federated Kaufmann Fund

Established 2001

Annual Report October 31, 2002

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

A Portfolio of Federated Equity Funds

Lawrence Auriana

Portfolio Co-Manager Federated Investment Management Company

Hans Utsch

Portfolio Co-Manager Federated Investment Management Company

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Investment Review

Dear Shareholder:

We are pleased to report that, despite a highly difficult stock market, the Federated Kaufmann Fund (the "Fund") outperformed its peer group by a wide margin. The Fund's total returns, based on net asset value were (8.90)%1 for Class A Shares, and (9.20)%1 for Class B and Class C Shares for the 12 months ended October 31, 2002, compared with a decline of (20.60)% for the Lipper Multi-Cap Growth Index (LMCGI).2

The following graphs illustrate a hypothetical investment of $10,0001 in the Fund for the 15-year period ended October 31, 2002, compared to the Russell Mid-Cap Growth Index (RMGI)3 and the LMCGI.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total returns for the period, based on offering price, (i.e., less any sales charge or redemption fee) for Class A , B, and C Shares were (13.91)%, (13.79)%, and (10.03)%, respectively. Current performance information is available at our Web sites www.federatedinvestors.com or by calling 1-800-341-7400.

The Fund is the successor to The Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization on April 23, 2001. Prior to that date, the Fund's Class A, B, and C Shares had no investment operations. Accordingly, the performance information provided is historical information of the Kaufmann Fund, but has been adjusted to reflect the sales charges and expenses applicable to the Fund's Class A, B, and C Shares. The Fund's performance assumes the reinvestment of all dividends and distributions.

2 Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper figures do not reflect sales charges.

3 The RMGI measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Investments cannot be made in an index.

FEDERATED KAUFMANN FUND--CLASS A SHARES

Average Annual Total Return for the Period Ended 10/31/2002

	1 Year	2 Years	5 Years	10 Years	15 Years
Federated Kaufmann Fund -- Class A Shares[2]	(8.90)%	(9.20)%	3.81%	12.83%	17.92%
Russell Mid-Cap Growth Index[3]	(17.62)%	(31.34)%	(1.62)%	7.43%	10.50%
Lipper Multi-Cap Growth Index[3]	(20.60)%	(32.16)%	(2.75)%	7.19%	9.91%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that when an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represent a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and the LMCGI have been adjusted to reflect reinvestment of all dividends on securities in the index.

2 Performance shown is for the Fund's Class A Shares at net asset value. Based on the maximum sales charge of 5.50%, the Fund's Class A Shares' average annual 1-year, 2-year, 5-year, 10-year and 15-year total returns were (13.91)%, (11.73)%, 2.64%, 12.20% and 17.48%, respectively. Additional classes of shares are available. Performance for these classes will vary due to differences in charges and expenses.

3 The RMGI and the LMCGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. These indexes are unmanaged.

FEDERATED KAUFMANN FUND--CLASS B SHARES

Average Annual Total Return for the Period Ended 10/31/2002

	1 Year	2 Years	5 Years	10 Years	15 Years
Federated Kaufmann Fund -- Class B Shares[2]	(9.20)%	(9.56)%	3.33%	12.38%	17.61%
Russell Mid-Cap Growth Index[3]	(17.62)%	(31.34)%	(1.62)%	7.43%	10.50%
Lipper Multi-Cap Growth Index[3]	(20.60)%	(32.16)%	(2.75)%	7.19%	9.91%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that when an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represent a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and the LMCGI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 Performance shown is for the Fund's Class B Shares at net asset value. Based on the maximum sales charge of 5.50%, the Fund's Class B Shares' average annual 1-year, 2-year, 5-year, 10-year and 15-year total returns were (13.79)%, (10.90)%, 3.15%, 12.38% and 17.61%, respectively. Additional classes of shares are available. Performance for these classes will vary due to differences in charges and expenses.

3 The RMGI and the LMCGI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indexes are unmanaged.

FEDERATED KAUFMANN FUND--CLASS C SHARES

Average Annual Total Return for the Period Ended 10/31/2002

	1 Year	2 Years	5 Years	10 Years	15 Years
Federated Kaufmann Fund -- Class C Shares[2]	(9.20)%	(9.56)%	3.33%	12.30%	17.35%
Russell Mid-Cap Growth Index[3]	(17.62)%	(31.34)%	(1.62)%	7.43%	10.50%
Lipper Multi-Cap Growth Index[3]	(20.60)%	(32.16)%	(2.75)%	7.19%	9.91%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that when an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represent a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and the LMCGI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 Performance shown is for the Fund's Class C Shares at net asset value. Based on the maximum contingent deferred sales charge of 1.00% on any redemption less than one year from the purchase date, the Fund's Class C Shares' average annual 1-year, 2-year, 5-year, 10-year and 15-year total returns were (10.03)%, (9.56)%, 3.33%, 12.30% and 17.35%, respectively. Additional classes of shares are available. Performance for these classes will vary due to differences in charges and expenses.

3 The RMGI and the LMCGI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indexes are unmanaged.

The equity markets continue to be challenged by economic, budgetary and geopolitical uncertainties and, in addition, by growing investor distrust of corporate managements. In such an environment, we believe that it is especially important to genuinely know the managements and understand the business models, competitive advantages and corporate cultures of the companies in which one invests. Fortunately, this has been the essence of Federated Kaufmann's investment process for over 15 years and, we believe, the basis for our superior long-term performance.

The biggest gainers over the reporting period have all been profitable, well-managed, fast-growing companies including: PETsMART, Inc. (pet superstores, 9.0% of net assets), Lincare Holdings, Inc. (home respiratory therapy, 5.6% of net assets), Concord EFS, Inc. (electronic fund transfer services, 1.2% of net assets) and Affiliated Computer Services, Inc. (data processing services, 2.9% of net assets).

These investments have something else in common. They are in businesses that we have come to know well after many years of observation and study. For example, we started buying PETsMART, Inc. in 1998, having followed it since 1993 when it went public. We first bought Lincare Holdings, Inc. in 1992, and we initially bought Concord EFS, Inc. and Affiliated Computer Services, Inc. in 1994.

Of course, we are always establishing new positions in companies that we believe--based on fundamental research, personal contacts with management, customers and competitors--have excellent growth prospects, strong franchises, superior returns on capital, solid balance sheets and, above all, great management. Recently, for example, the Fund bought shares of Inveresk Research Group, Inc. and Advance Auto Parts, Inc. on their initial public offerings. The decision to add these positions to our portfolio was based, to a large extent, on years of buying and selling stocks of other companies in similar businesses. We believe our many years of experience give us an information advantage in our stock selection.

Our investment strategy has not changed: We continue to focus on individual companies (not market sectors) that have strengthening fundamentals for both near-term and long-term growth in sales and earnings. While many of the elements necessary for an economic recovery appear to be in place, there is a good likelihood that the pace of recovery will continue to be relatively modest. In such a case, companies with strong growth prospects should become relatively more valuable because they will be harder to find.

The Fund's underweight in the Technology sectors helped the Fund outperform its benchmark over the reporting period. In these sectors, we are patiently waiting either for prices to correct or for business fundamentals to catch up to prices. Once the supply and demand disturbances of the last few years begin to be resolved, we think some of the great companies that we have followed for years, and know well, should present attractive investment opportunities.

Looking ahead, we are optimistic that the U.S. economy may be coming off a bottom. Many of our portfolio holdings have the potential to benefit from an economic upturn, and they are dominant competitors.

In summary, we are pleased with the fund's portfolio and despite the many economic and geopolitical uncertainties affecting the market, our intensive company-specific fieldwork has been turning up attractive new investment opportunities.

As always, we thank you for your support and look forward to serving you for many years to come.

Sincerely yours,

Hans Utsch

Hans Utsch

Portfolio Co-Manager

December 16, 2002

Lawrence Auriana

Lawrence Auriana

Portfolio Co-Manager

Portfolio of Investments

October 31, 2002

Shares or Units Held			Value
		STOCKS--95.0%
		FINANCIAL--10.5%
		Finance--5.3%
450,200	[1,2]	Affiliated Managers Group, Inc.	$23,374,384
2,035,000	[1]	Alphyra Group (IEP)	2,795,553
1,000,000		Capital One Financial Corp.	30,470,000
3,000,000	[1]	Concord EFS, Inc.	42,840,000
1,000,000	[1,3]	Federal Agricultural Mortgage Corp.	31,270,000
1,554,200	[1,2]	IndyMac Bancorp, Inc.	28,970,288
860,000	[1,2]	National Processing, Inc.	11,326,200
865,400	[1,2]	Ocwen Financial Corp.	2,371,196
1,500,000	[1]	Providian Financial Corp.	6,675,000
123,160	[2]	Shohkoh Fund & Co. Ltd. (JPY)	9,390,116

		TOTAL	189,482,737

		Insurance--3.6%
1,415,300		Ace, Ltd.	43,520,475
500,000	[1,2]	Arch Capital Group Ltd.	14,005,000
700,000		Gallagher (Arthur J.) & Co.	18,774,000
1,286,000	[1,3]	Philadelphia Consolidated Holding Corp.	43,106,720
1,020,200	[2]	Phoenix Companies, Inc.	9,232,810
950,500	[1,2,3]	RTW, Inc.	874,460

		TOTAL	129,513,465

		Venture Capital--0.9%
1	[1,4]	Apollo Investment Fund	2,216,155
1	[1,4]	FA Private Equity Fund IV, LP	100,000
1	[4]	Greenfield Technology Venture Fund I, LP	67,685
1	[4]	Incuvest LLC, Pfd.	5,000,000
1	[1,4]	Infrastructure Fund	303,164
2	[4]	Internet.com Venture Partner III, LLC	211,181
1	[4]	Latin Healthcare Fund	9,934,956
1	[4]	Peachtree/CB Partners, LLC	2,670,904
1	[1,4]	Peachtree/Heartlab Partners, LLC	673,750
1	[4]	Peachtree/Leadscope, LLC	3,000,000
1	[4]	Peachtree/Leadscope, LLC	670,000
Shares or Units Held			Value
		STOCKS--continued
		FINANCIAL--continued
		Venture Capital--continued
1	[4]	Peachtree/Medichem Partners, LLC	$464,007
1	[4]	Peachtree/Open Networks Partners, LLC	962,500
1	[4]	Peachtree/Velquest Partners, LLC	477,500
1	[4]	Rocket Ventures II, LP	4,609,289
52,500	[4]	Western Growth Capital Partners	164,850

		TOTAL	31,525,941

		Real Estate--0.7%
710,100	[1,2]	Prime Hospitality Corp.	5,737,608
683,600		Redwood Trust, Inc.	18,327,316
300,000	[2]	Urstadt Biddle Properties, Class A	3,282,000

		TOTAL	27,346,924

		TOTAL FINANCIAL	377,869,067

		HEALTH--31.1%
		Health Care Services--12.9%
605,900	[1]	Apria Healthcare Group, Inc.	14,777,901
1,175,000	[1,3]	CareScience, Inc.	1,022,250
200,000	[1,2]	Community Health Systems, Inc.	4,700,000
3,985	[4]	CompBenefits Corp. - Convertible Participating Pfd.	4,421,366
347,492	[4]	CompBenefits Corp. -- Voting Common	191,120
100,000	[1]	Coventry Health Care, Inc.	3,346,000
1,100,000	[1]	First Health Group Corp.	28,578,000
200,000		HCA, Inc.	8,698,000
2,541,500	[1]	HEALTHSOUTH Corp.	11,055,525
1,350,000	[1]	Laboratory Corporation of America Holdings	32,535,000
500,200	[1,2]	LifePoint Hospitals, Inc.	15,681,270
5,900,000	[1,3]	Lincare Holdings, Inc.	201,013,000
342,800	[1,2]	MIM Corp.	2,454,448
375,800	[1]	Odyssey Healthcare, Inc.	13,145,484
120,000	[1,2]	Quest Diagnostic, Inc.	7,659,600
354,500	[1]	Renal Care Group, Inc.	11,219,925
150,900	[1]	Triad Hospitals, Inc.	5,507,850
2,307,000	[1,2,3]	Unilab Corp.	49,254,450
1,089,500	[1]	Select Medical Corp.	14,098,130
Shares or Units Held			Value
		STOCKS--continued
		HEALTH--continued
		Health Care Services--continued
200,000		UnitedHealth Group, Inc.	$18,190,000
200,000	[1]	WellPoint Health Networks, Inc.	15,042,000

		TOTAL	462,591,319

		Medical Equipment & Supplies--9.8%
385,000	[1]	Alcon, Inc.	15,792,700
945,200	[1]	Alliance Imaging, Inc.	10,605,144
1,903,200	[1,2,3]	Aspect Medical Systems, Inc.	7,612,800
850,000	[1,3]	Bionx Implants, Inc.	2,210,000
500,000	[1,2]	CTI Molecular Imaging, Inc.	11,290,000
813,500		Cardinal Health, Inc.	56,302,335
685,400	[1,2,3]	Conceptus, Inc.	9,547,622
600,000	[1,3,4]	Conceptus, Inc.	8,358,000
714,286	[3,4]	Conceptus, Inc.	9,950,004
4,761,904	[4]	Converge Medical, Inc. - Series C Pfd.	3,000,000
500,000	[1,4]	Cortek, Inc. -- Series C Convertible Pfd.	660,000
1,515,152	[4]	Cortex, Inc. - Series D Convertible Pfd.	2,000,001
1,766,000	[1,3]	Curon Medical, Inc.	1,147,900
1,273,600	[1,3]	DJ Orthopedics, Inc.	4,432,128
1	[4]	De Novo (Q) Ventures I, LP	4,830,792
2,083,333	[4]	DexCom, Inc. - Series B Pfd.	4,791,666
434,783	[4]	DexCom, Inc. - Series C Pfd.	1,000,001
100,000	[1]	Henry Schein, Inc.	5,017,000
800,000	[1]	INAMED Corp.	21,328,000
840,500	[1,2]	Kyphon, Inc.	7,951,130
13,393		Medtronic, Inc.	0
377,101	[4]	Medtronic, Inc.	16,894,147
1,109,000	[1,2,3]	NMT Medical, Inc.	3,548,800
325,000	[1,3]	National Dentex Corp.	6,077,500
1,912,900	[1,3]	Natus Medical, Inc.	6,695,150
984,900	[1,2,3]	Orthofix International NV	25,016,460
100,000	[1,2]	Regeneration Technologies, Inc.	911,000
901,000	[1,2,3]	Rita Medical Systems, Inc.	6,153,830
1,040,000	[4]	Sanarus Medical, Inc. - Series A Pfd.	1,795,040
1,448,436	[4]	Sanarus Medical, Inc. - Series B Pfd.	2,500,001
Shares or Units Held			Value
		STOCKS--continued
		HEALTH--continued
		Medical Equipment & Supplies--continued
1,000,000	[1,3]	Staar Surgical Co.	$3,050,000
245,000		Stryker Corp.	15,459,500
1,987,700	[1,2]	Therasense, Inc.	11,866,569
556,400	[1,4]	ThermoGenesis Corp.	689,936
1,388,885	[1,4]	ThermoGenesis Corp.	1,722,217
1,250,000	[1,4]	ThermoGenesis Corp.	1,550,000
250,000	[1,4]	ThermoGenesis Corp. - Warrants 3/7/2026	121,774
277,777	[1,4]	ThermoGenesis Corp. - Warrants 4/6/2027	116,309
1,278,900	[2]	Varian Medical Systems, Inc.	61,668,558

		TOTAL	353,664,014

		Pharmaceuticals & Biotech--8.4%
266,667	[4]	ACADIA Pharmaceuticals, Inc. - Series E Pfd.	2,000,002
1,300,000		Allergan, Inc.	70,785,000
170,800	[1,2]	Allos Therapeutics, Inc.	1,222,928
697,800	[1,3]	Anika Therapeutics, Inc.	789,212
250,000	[4]	Aradigm Corp. - Series A Convertible Pfd.	2,810,000
650,000	[1,4]	Aradigm Corp. - Warrants 12/17/2006	807,321
1,694,915	[4]	Ardais Corp. - Convertible Pfd.	9,999,999
594,900	[1]	ArQule, Inc.	3,414,726
475,000	[1,2]	Array BioPharma, Inc.	3,952,000
300,000	[1,2]	Atrix Labs, Inc.	5,484,300
200,000	[1,2]	Avigen, Inc.	1,200,000
155,100	[1]	Bruker AXS, Inc.	328,812
1,337,700	[1,2]	Charles River Laboratories International, Inc.	49,160,475
777,600	[1,3]	DOV Pharmaceutical, Inc.	3,615,062
645,161	[4]	diaDexus, Inc. -- Series C Pfd.	4,999,998
500,000	[1]	Dr. Reddy's Laboratories Ltd., ADR (IDR)	7,250,000
100,000	[1,2]	Genentech, Inc.	3,409,000
296,296	[1,4]	Genta, Inc.	2,311,109
420,600	[1]	Gilead Sciences, Inc.	14,611,644
400,000	[1,2]	IDEC Pharmaceuticals Corp.	18,408,000
97,600	[1,2,4]	Intermune, Inc.	3,584,848
2,580,000	[1,3]	Inveresk Research Group, Inc.	50,284,200
285,366	[1]	King Pharmaceuticals, Inc.	4,380,368
300,000	[1]	Large Scale Biology Corp.	390,000
Shares or Units Held			Value
		STOCKS--continued
		HEALTH--continued
		Pharmaceuticals & Biotech--continued
450,000	[1]	Medarex, Inc.	$1,786,500
266,668	[1,4]	Mitokor -- Series F Pfd.	200,001
266,668	[1,4]	Mitokor -- Series F1 Pfd.	200,001
114,100	[1,2]	NPS Pharmaceuticals, Inc.	2,964,318
148,148	[1]	Onyx Pharmaceuticals, Inc.	558,518
37,037	[1,4]	Onyx Pharmaceuticals, Inc. - Warrants 5/9/2008	95,517
1,300,525	[1,3]	Point Therapeutics, Inc.	1,547,625
57,500	[1,2]	POZEN, Inc.	287,500
250,000	[1,2]	SangStat Medical Corp.	4,665,000
200,000	[1]	Serologicals Corp.	1,926,000
308,000	[1]	Shire Pharmaceuticals Group PLC, ADR	7,194,880
947,900	[1,2]	Telik, Inc.	13,981,525

		TOTAL	300,606,389

		TOTAL HEALTH	1,116,861,722

		RETAIL--20.7%
		Restaurants--3.3%
400,100	[1]	ARAMARK Corp., Class B	8,442,110
200,000		Bob Evans Farms, Inc.	4,974,000
20,439,322	[3]	J.D. Wetherspoon PLC (GBP)	91,547,681
700,000	[2]	Ruby Tuesday, Inc.	12,215,000
606,500		Worldwide Restaurant Concepts, Inc.	1,303,975

		TOTAL	118,482,766

		Retail--17.4%
1,400,000	[1,2]	Advance Auto Parts, Inc.	74,970,000
528,400	[1]	Bed Bath & Beyond, Inc.	18,737,064
439,800	[1]	Big 5 Sporting Goods Corp.	5,194,038
1,750,000	[1,2]	CarMax, Inc.	28,682,500
200,000	[1,2]	Cost Plus, Inc.	5,780,200
400,000	[1]	Costco Wholesale Corp.	13,572,000
430,000	[1,2]	Dick's Sporting Goods, Inc.	7,052,000
1,353,200	[1]	Dollar Tree Stores, Inc.	35,575,628
1,111,800		Family Dollar Stores, Inc.	34,232,322
400,000		Home Depot, Inc.	11,552,000
283,100	[1]	Kohl's Corp.	16,547,195
1,000,000		Limited, Inc.	15,670,000
Shares or Units Held			Value
		STOCKS--continued
		RETAIL--continued
		Retail--continued
700,000	[2]	MSC Industrial Direct Co., Inc., Class A	$9,072,000
125,000		Nordstrom, Inc.	2,490,000
300,000	[1,2]	PETCO Animal Supplies, Inc.	7,518,000
16,835,590	[1,3]	PETsMART, Inc.	321,728,125
334,600		Wal-Mart Stores, Inc.	17,917,830

		TOTAL	626,290,902

		TOTAL RETAIL	744,773,668

		SERVICES--16.0%
		Business Services--5.0%
8,221,900	[1]	Cendant Corp.	94,551,850
490,000	[1,2]	CoStar Group, Inc.	8,011,500
413,900	[1,3]	Exponent, Inc.	5,236,249
402,210		Financiere Marc de Lacharriere SA (FRF)	10,064,800
250,000	[1,2]	Iron Mountain, Inc.	7,052,500
323,400	[1,2]	Kroll, Inc.	6,299,832
3,100		Landauer, Inc.	106,733
350,000		Moody's Corp.	16,485,000
230,600	[2]	Talx Corp.	3,090,040
1,839,600	[1,2,3]	VCA Antech, Inc.	27,538,812

		TOTAL	178,437,316

		Media--6.3%
2,171,800	[1]	Clear Channel Communications, Inc.	80,465,190
419,700	[1]	Entercom Communications Corp.	20,657,634
202,200		Gray Television, Inc.	1,789,470
762,158	[1]	JC Decaux SA (FRF)	8,172,658
1,245,500	[1]	Lamar Advertising Co.	42,272,270
30,000	[1]	SKY Perfect Communications, Inc. (JPY)	26,636,256
1,000,000	[1]	Viacom, Inc., Class B	44,610,000

		TOTAL	224,603,478

		Personal Services--0.8%
1,450,000		Nu Skin Enterprises, Inc., Class A	16,660,500
275,000	[1,2]	Weight Watchers International, Inc.	13,021,250

		TOTAL	29,681,750

Shares or Units Held			Value
		STOCKS--continued
		SERVICES--continued
		Recreation & Entertainment--0.6%
224,000		Carnival Corp.	$5,850,880
100,000	[1]	Dover Downs Gaming & Entertainment, Inc.	895,000
340,000		Dover Motorsports, Inc.	1,295,400
500,000	[1,2]	Orient-Express Hotel Ltd., Class A	6,550,000
350,000	[2]	Regal Entertainment Group	6,755,000

		TOTAL	21,346,280

		Telecommunication Services--1.4%
1,500,000		AT&T Corp.	19,560,000
1,000,000	[1,2]	Allegiance Telecom, Inc.	790,000
2,139,345	[1]	Crown Castle International Corp.	7,487,707
489,666	[3]	Crown Castle International Corp., Convertible Pfd.	7,773,448
10,805	[2]	Crown Castle International Corp., Pfd.	4,916,275
20,833	[1,4]	RateXchange Corp. - Warrants 3/15/2003	0
1,541,033	[1,2,3]	TALK America Holdings, Inc.	12,220,392

		TOTAL	52,747,822

		Transportation--1.9%
1,575,600	[1,2]	Frontline Ltd. (NOK)	9,467,378
193,500	[1,2]	Frontline Ltd.	1,161,000
500,000	[1,2]	Jet Blue Airways Corp.	20,195,000
1,146,100	[1]	OMI Corp.	4,412,485
474,900	[1,2]	Ryanair Holdings PLC, ADR	17,671,029
996,800	[1,2,3]	Stelmar Shipping Ltd. (GRD)	14,623,056

		TOTAL	67,529,948

		TOTAL SERVICES	574,346,594

		TECHNOLOGY--10.2%
		Computer Hardware & Peripherals--1.1%
644,200	[1]	Dell Computer Corp.	18,430,562
552,500	[1]	Lexar Media, Inc.	2,198,950
350,000		Microchip Technology, Inc.	8,540,000
1,375,100	[1,3]	Omnicell, Inc.	4,125,300
1,000,000	[1]	Synaptics, Inc.	6,111,000

		TOTAL	39,405,812

		Computer Software--3.6%
45,000	[1]	Attunity Ltd.	54,000
9,000	[1,4]	Attunity Ltd. - Warrants 3/21/2005	787
9,000	[1,4]	Attunity Ltd. - Warrants 3/22/2005	787
Shares or Units Held			Value
		STOCKS--continued
		TECHNOLOGY--continued
		Computer Software--continued
708,681	[1,2]	Borland Software Corp.	$9,517,586
200,000	[1,2]	Cognos, Inc.	3,964,000
811,668	[1,2]	Informatica Corp.	4,220,674
600,000	[1,2]	Leapfrog Enterprises, Inc.	16,398,000
3,100,000	[1]	Merant PLC (GBP)	3,731,717
3,475,600	[1,2,3]	Magma Design Automation, Inc.	29,646,868
500,000	[1]	Manhattan Associates, Inc.	11,240,000
495,000	[1]	Microsoft Corp.	26,467,650
454,900	[1]	Nassda Corp.	4,317,001
1,159,400	[1,2]	SeaChange International, Inc.	6,701,332
1,333,334	[4]	Sensable Technologies, Inc. - Series B Pfd.	4,426,669
443,979	[4]	Sensable Technologies, Inc. - Series C Pfd.	1,474,010
200,000	[1]	SurfControl, Inc. (GBP)	1,203,780
200,000	[1]	THQ, Inc.	2,892,000
175,000	[1,2]	Websense, Inc.	3,533,250

		TOTAL	129,790,111

		Data Processing Services--3.5%
2,248,200	[1]	Affiliated Computer Services, Inc., Class A	103,529,610
1,106,740	[1,2,3]	Intrado, Inc.	10,702,176
1,400,000	[1,2,3]	Online Resources Corp.	4,641,000
300,000	[1]	Perot Systems Corp.	3,192,000
2,000,000		Ryan Hankin Kent, Inc. - Series B Convertible Pfd.	2,000,000

		TOTAL	124,064,786

		Networking & Telecommunication Equipment--1.1%
1,059,322	[4]	Expand Networks Ltd. -- Series C Pfd.	497,881
377,434	[1]	GlobespanVirata, Inc.	1,049,267
555,000	[1]	Integrated Telecom Express, Inc.	832,500
679,348	[4]	Multiplex, Inc. - Series C Pfd.	1,236,413
500,000	[1]	Oracle Corp.	5,095,000
1,320,000	[1]	Raindance Communications, Inc.	3,788,400
1,600,000	[1,2]	UTStarcom, Inc.	27,328,000

		TOTAL	39,827,461

		Online Internet Information--0.6%
100,000	[1]	1-800-FLOWERS.COM, Inc., Class A	690,000
920,300	[1,2]	Altiris, Inc.	11,899,479
Shares or Units Held			Value
		STOCKS--continued
		TECHNOLOGY--continued
		Online Internet Information--continued
537,500	[1]	Digital Impact, Inc.	$860,000
417,660	[1,2]	EasyLink Services Corp.	568,018
1,413,848	[1,2]	Hollywood Media Corp.	1,809,725
101,156		Hollywood Media Corp. -- Warrants 5/22/2007	85,929
1,366,500	[1]	NIC, Inc.	2,692,005
671,000	[1]	eCollege.com	2,415,600

		TOTAL	21,020,756

		Semiconductor & Equipment--0.3%
100,000	[1]	Altera Corp.	1,172,000
400,000	[1]	ATI Technologies, Inc. (CAD)	2,551,118
528,600	[1,2]	ATI Technologies, Inc.	3,393,612
100,000	[1]	Fairchild Semiconductor Corp., Class A	1,190,000
100,000		Linear Technology Corp.	2,764,000
100,000		Texas Instruments, Inc.	1,586,000

		TOTAL	12,656,730

		TOTAL TECHNOLOGY	366,765,656

		OTHER--6.5%
		Energy--2.4%
1,408,200	[2]	EEX Corp.	2,774,154
10,000		Electricity Generating Public Co. Ltd. (THB)	8,311
243,000		Forest Oil Corp.	6,062,850
1,088,200		Kinder Morgan, Inc.	39,839,002
600,000		McDermott International, Inc.	2,130,000
599,000		Ocean Energy, Inc.	11,159,370
797,700	[1]	Oceaneering International, Inc.	22,096,290
100,000	[1,2]	Oil States International, Inc.	1,295,000
277,900	[1]	Tsakos Energy Navigation Ltd.	3,187,513

		TOTAL	88,552,490

		Food Products--0.1%
100,000	[2]	Delta & Pine Land Co.	1,917,000

		Industrial Conglomerates--0.5%
469,800	[1,2,3]	Ceradyne, Inc.	3,321,486
250,000		Masco Corp.	5,140,000
309,200	[1]	Simpson Manufacturing Co., Inc.	10,914,760

		TOTAL	19,376,246

Shares, Units Held or Principal Amount			Value
		STOCKS--continued
		OTHER--continued
		Metals & Mining--0.5%
300,000		Barrick Gold Corp.	$4,521,000
600,000		Goldcorp, Inc.	5,760,000
300,000		Newmont Mining Corp.	7,416,000

		TOTAL	17,697,000

		Staples--3.0%
350,500		Anheuser-Busch Cos., Inc.	18,492,380
300,000	[1,2]	Dean Foods Co.	11,247,000
328,200		Colgate-Palmolive Co.	18,044,436
365,500		Loews Corp. -- Carolina Group	7,310,000
913,400		Philip Morris Cos., Inc.	37,221,050
165,000		Procter & Gamble Co.	14,594,250

		TOTAL	106,909,116

		TOTAL OTHER	234,451,852

		TOTAL STOCKS (IDENTIFIED COST $2,949,767,499)	3,415,068,559

		CONVERTIBLE BONDS--0.2%
		Data Processing Services--0.1%
$2,000,000		Online Resources Corp., Sub. Note, 8.00%, 9/30/2005	1,829,600

		Online Internet Information--0.0%
1,000	[4]	Hollywood Media Corp., Sr. Conv. Deb., 6.00%, 5/23/2005	429,132

		Computer Software--0.0%
275,100		MicroStrategy, Inc., Unsecd. Note, Series A, 7.50%, 6/24/2007	68,087

		Telecommunication Services--0.1%
18,100,000	[2,3]	Allegiance Telecom, Inc., Sr. Note, 12.875%, 5/15/2008	3,167,500

		TOTAL CONVERTIBLE BONDS (IDENTIFIED COST $8,660,995)	5,494,319

Shares			Value
		MUTUAL FUND--6.2%
223,540,738		Prime Value Obligations Fund, Class IS (at net asset value)	$223,540,738

		TOTAL INVESTMENTS (IDENTIFIED COST $3,181,969,232)[5]	$3,644,103,616

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealer.

3 Affiliated company. At October 31, 2002, these securities amounted to $1,012,849,266 which represents 28.2% of net assets.

4 Restricted security not registered under the Securities Act of 1933. At October 31, 2002, these securities amounted to $131,192,790 which represents 3.7% of net assets.

5 The cost of investments for federal tax purposes amounts to $3,190,466,083. The net unrealized appreciation of investments on a federal tax basis amounts to $453,637,533 which is comprised of $816,185,527 appreciation and $362,547,994 depreciation at October 31, 2002.

Note: The categories of investments are shown as a percentage of net assets $(3,593,530,838) at October 31, 2002.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
CAD	--Canadian Dollar
FRF	--French Franc
GBP	--British Pound
GRD	--Greek Drachma
IDR	--Indian Rupee
IEP	--Irish Pound
JPY	--Japanese Yen
NOK	--Norwegian Kroner
THB	--Thai Baht

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2002

Assets:
Total investments in securities, at value (identified cost $3,181,969,232)		$3,644,103,616
Cash		347,521
Short-term investments held as collateral for securities lending		378,377,936
Income receivable		1,986,801
Receivable for investments sold		39,908,777
Receivable for shares sold		7,381,621

TOTAL ASSETS		4,072,106,272

Liabilities:
Payable for investments purchased	$80,812,566
Payable for shares redeemed	18,040,870
Payable on collateral due to broker	378,377,936
Accrued expenses	1,344,062

TOTAL LIABILITIES		478,575,434

Net assets for 1,016,018,885 shares outstanding		$3,593,530,838

Net Assets Consist of:
Paid in capital		$3,785,429,975
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		462,135,810
Accumulated net realized loss on investments and foreign currency transactions		(654,034,947)

TOTAL NET ASSETS		$3,593,530,838

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($435,500,179 ÷ 123,005,397 shares outstanding)		$3.54

Offering price per share (100/94.50 of $3.54)[1]		$3.75

Redemption proceeds per share		$3.54

Class B Shares:
Net asset value per share ($427,175,240 ÷ 121,495,844 shares outstanding)		$3.52

Offering price per share		$3.52

Redemption proceeds per share (94.50/100 of $3.52)[1]		$3.33

Class C Shares:
Net asset value per share ($127,714,356 ÷ 36,319,914 shares outstanding)		$3.52

Offering price per share		$3.52

Redemption proceeds per share (99.00/100 of $3.52)[1]		$3.48

Class K Shares:
Net asset value per share ($2,603,141,063 ÷ 735,197,730 shares outstanding)		$3.54

Offering price per share		$3.54

Redemption proceeds per share (99.80/100 of $3.54)[1]		$3.53

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2002

Investment Income:
Dividends			$14,673,924
Interest (including income on securities loaned of $1,017,508)			10,762,523

TOTAL INCOME			25,436,447

Expenses:
Investment adviser fee		$51,846,168
Administrative personnel and services fee		2,736,022
Custodian fees		272,033
Transfer and dividend disbursing agent fees and expenses		4,030,880
Directors'/Trustees' fees		20,667
Auditing fees		33,924
Legal fees		130,461
Portfolio accounting fees		355,166
Distribution services fee--Class A Shares		672,641
Distribution services fee--Class B Shares		2,052,345
Distribution services fee--Class C Shares		564,185
Distribution services fee--Class K Shares		15,102,005
Shareholder services fee--Class A Shares		672,641
Shareholder services fee--Class B Shares		684,115
Shareholder services fee--Class C Shares		188,062
Shareholder services fee--Class K Shares		7,551,003
Share registration costs		116,963
Printing and postage		387,810

TOTAL EXPENSES		87,417,091

Waivers and Reimbursement:
Waiver of investment adviser fee	$(5,420,829)
Waiver of distribution services fee--Class A Shares	(67,722)
Waiver of distribution services fee--Class B Shares	(18,292)
Waiver of distribution services fee--Class C Shares	(5,346)
Waiver of distribution services fee--Class K Shares	(8,891,984)
Waiver of transfer and dividend disbursing agent fees and expenses	(40,578)
Reimbursement of investment adviser fee	(81,479)

TOTAL WAIVERS AND REIMBURSEMENT		(14,526,230)

Net expenses			72,890,861

Net operating loss			(47,454,414)

Realized and Unrealized Loss on Investments, Options and Foreign Currency Transactions:
Net realized loss on investments, options and foreign currency transactions			(184,509,872)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(191,130,857)

Net realized and unrealized loss on investments and foreign currency transactions			(375,640,729)

Change in net assets resulting from operations			$(423,095,143)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 10/31/2002	Period Ended 10/31/2001 [1]	Year Ended 12/31/2000
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(47,454,414)	$(13,496,680)	$(29,086,054)
Net realized gain (loss) on investments, options and foreign currency transactions	(184,509,872)	(178,085,170)	1,371,849,414
Net change in unrealized appreciation/ depreciation of investments and translation of assets and liabilities in foreign currency	(191,130,857)	35,813,094	(963,389,691)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(423,095,143)	(155,768,756)	379,373,669

Distributions to Shareholders:
Distributions from net realized gain on investments, options and foreign currency transactions
Class A Shares	(7,965,747)	--	--
Class B Shares	(6,336,060)	--	--
Class C Shares	(1,509,536)	--	--
Class K Shares	(254,263,921)	--	(1,170,154,603)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(270,075,264)	--	(1,170,154,603)

Share Transactions:
Proceeds from sale of shares	1,785,817,787	431,117,573	246,148,129
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Kaufmann Small Cap Fund	235,212,697	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Aggressive Growth Fund	155,260,777	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	261,841,075	--	1,134,809,314
Cost of shares redeemed	(1,340,275,602)	(454,498,665)	(698,057,347)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,097,856,734	(23,381,092)	682,900,096

Change in net assets	404,686,327	(179,149,848)	(107,880,838)

Net Assets:
Beginning of period	3,188,844,511	3,367,994,359	3,475,875,197

End of period	$3,593,530,838	$3,188,844,511	$3,367,994,359

1 The Fund changed its fiscal year end from December 31 to October 31.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 10/31/2002	Period Ended 10/31/2001 [1]
Net Asset Value, Beginning of Period	$4.23	$4.33
Income From Investment Operations:
Net operating loss	(0.05)[2,3]	(0.02)[3]
Net realized and unrealized loss on investments, options and foreign currency transactions	(0.28)[2]	(0.08)

TOTAL FROM INVESTMENT OPERATIONS	(0.33)	(0.10)

Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.36)	--

TOTAL DISTRIBUTIONS	(0.36)	--

Net Asset Value, End of Period	$3.54	$4.23

Total Return[4]	(8.90)%	(2.31)%

Ratios to Average Net Assets:

Expenses	1.95%	1.95%[5]

Net operating loss	(1.25)%[2]	(0.93)%[5]

Expense waiver/reimbursement[6]	0.18%	0.17%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$435,500	$85,169

Portfolio turnover	65%	74%

1 Reflects operations for the period from April 23, 2001 (date of initial public investment) to October 31, 2001.

2 Effective November 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net operating loss per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net operating loss to average net assets. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

3 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 10/31/2002	Period Ended 10/31/2001 [1]
Net Asset Value, Beginning of Period	$4.22	$4.33
Income From Investment Operations:
Net operating loss	(0.07)[2,3]	(0.03)[3]
Net realized and unrealized loss on investments, options and foreign currency transactions	(0.27)[2]	(0.08)

TOTAL FROM INVESTMENT OPERATIONS	(0.34)	(0.11)

Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.36)	--

TOTAL DISTRIBUTIONS	(0.36)	--

Net Asset Value, End of Period	$3.52	$4.22

Total Return[4]	(9.20)%	(2.54)%

Ratios to Average Net Assets:

Expenses	2.47%	2.47%[5]

Net operating loss	(1.77)%[2]	(1.45)%[5]

Expense waiver/reimbursement[6]	0.16%	0.15%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$427,175	$68,902

Portfolio turnover	65%	74%

1 Reflects operations for the period from April 23, 2001 (date of initial public investment) to October 31, 2001.

2 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net operating loss per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net operating loss to average net assets. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

3 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 10/31/2002	Period Ended 10/31/2001 [1]
Net Asset Value, Beginning of Period	$4.22	$4.33
Income From Investment Operations:
Net operating loss	(0.07)[2,3]	(0.03)[3]
Net realized and unrealized loss on investments, options and foreign currency transactions	(0.27)[2]	(0.08)

TOTAL FROM INVESTMENT OPERATIONS	(0.34)	(0.11)

Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.36)	--

TOTAL DISTRIBUTIONS	(0.36)	--

Net Asset Value, End of Period	$3.52	$4.22

Total Return[4]	(9.20)%	(2.54)%

Ratios to Average Net Assets:

Expenses	2.47%	2.47%[5]

Net operating loss	(1.77)%[2]	(1.45)%[5]

Expense waiver/reimbursement[6]	0.16%	0.15%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$127,714	$16,234

Portfolio turnover	65%	74%

1 Reflects operations for the period from April 23, 2001 (date of initial public investment) to October 31, 2001.

2 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net operating loss per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net operating loss to average net assets. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

3 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2002

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Kaufmann Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. The investment objective of the Fund is capital appreciation.

On May 17, 2002, the Fund received a tax-free transfer of assets from Federated Kaufmann Small Cap Fund and Federated Aggressive Growth Fund as follows:

	Shares of the Fund Issued	Federated Kaufmann Small Cap Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of Fund Prior to Combination	Net Assets of Federated Kaufmann Small Cap Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Class A	20,604,354	$ 90,247,069	$ 761,229		$ 245,733,366	$ 90,247,069	$ 335,980,435

Class B	28,725,127	125,241,552	826,277		266,616,904	125,241,552	391,858,456

Class C	4,523,871	19,724,076	213,325		78,496,378	19,724,076	98,220,454

Class K	--	--	6,065,015		3,317,588,744	--	3,317,588,744

TOTAL	53,853,352	$235,212,697	$7,865,846		$3,908,435,392	$235,212,697	$4,143,648,089

	Shares of the Fund Issued	Federated Aggressive Growth Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of Fund Prior to Combination	Net Assets of Federated Aggressive Growth Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Class A	18,045,962	$ 79,041,312	$ 220,878		$ 245,733,366	$ 79,041,312	$ 324,774,678

Class B	13,380,970	58,341,029	239,752		266,616,904	58,341,029	324,957,933

Class C	4,100,559	17,878,436	61,898		78,496,378	17,878,436	96,374,814

Class K	--	--	1,759,822		3,317,588,744	--	3,317,588,744

TOTAL	35,527,491	$155,260,777	$2,282,350		$3,908,435,392	$155,260,777	$4,063,696,169

1 Unrealized Appreciation is included in the Federated Kaufmann Small Cap Fund and Federated Aggressive Growth Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuations

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees ("the Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/ amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	For the Year Ended 10/31/2002
	Net Investment Income	Net Unrealized Depreciation
Increase (Decrease)	$243,495	$(243,495)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to net operating loss and foreign currency transactions. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$248,158,245	$(295,612,659)	$47,454,414

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of October 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$ 32,228,026

Long-term capital gains	237,847,238

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term capital gains	--

Unrealized appreciation	$453,638,959

At year end, there were no significant differences between GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales and the tax treatment for amortization of discount.

At October 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $645,538,096, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$239,471,696

2009	$231,330,278

2010	$174,736,122

As a result of the tax-free transfer of assets from Federated Kaufmann Small Cap Fund and Federated Aggressive Growth Fund to the Fund, certain capital loss carryforwards listed previously may be limited.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. At October 31, 2002, the Fund had no outstanding futures contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At October 31, 2002, the Fund had no outstanding foreign currency commitments.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver call, or to receive a put at the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2002, the Fund had a realized loss of $6,507,942 on written options.

Contracts	Number of Contracts	Premium
Outstanding at 11/1/01	--	$--

Options written	110	1,014,200

Options expired	--	--

Options bought to close	(110)	(1,014,200)

Outstanding at 10/31/2002	--	$--

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$364,536,506	$378,377,936

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

Additional information on each restricted held at October 31, 2002 is as follows:

Description	Date of Acquisition	Cost
ACADIA Pharmaceuticals, Inc. -- Series E Pfd.	05/03/2000	$2,000,002

Apollo Investment Fund	05/18/2001 -- 08/21/2002	2,216,155

Aradigm Corp. -- Series A Convertible Pfd.	12/17/2001	6,050,000

Aradigm Corp. -- Warrants 12/17/2006	12/17/2001	--

Ardais Corp. -- Convertible Pfd.	03/02/2001 -- 03/08/2001	9,999,999

Attunity Ltd. -- Warrants 3/21/2005	07/13/2000	--

Attunity Ltd. -- Warrants 3/22/2005	07/13/2000	--

CompBenefits Corp. -- Convertible Participating Pfd.	05/24/1995 -- 07/12/2000	4,090,205

CompBenefits Corp. -- Voting Common	05/24/1995 -- 07/12/2000	176,696

Conceptus, Inc.	04/10/2001	5,000,000

Conceptus, Inc.	11/05/2001	7,950,000

Converge Medical, Inc. -- Series C Pfd.	10/25/2001	3,000,000

Cortex, Inc. -- Series C Convertible Pfd.	02/29/2000	1,000,000

Cortex, Inc. -- Series D Convertible Pfd.	06/18/2001	2,000,000

De Novo (Q) Ventures I, LP	03/09/2000 -- 06/25/2002	5,000,000

DexCom, Inc. -- Series B Pfd.	12/01/2000	3,000,000

Description	Date of Acquisition	Cost
DexCom, Inc. -- Series C Pfd.	05/17/2002	1,000,001

diaDexus, Inc. -- Series C Pfd.	04/04/2000	4,999,998

Expand Networks Ltd. -- Series C Pfd.	09/22/2000	2,500,000

FA Private Equity Fund IV, LP	03/04/2002	100,000

Genta, Inc.	09/25/2000	1,999,998

Greenfield Technology Venture Fund I, LP	06/15/1998	88,344

Hollywood Media Corp., Sr. Conv. Deb., 6.00%, 5/23/2005	05/23/2002	1,000,000

Incuvest LLC, Pfd.	01/06/2000	5,000,000

Infrastructure Fund	08/11/2000 -- 09/27/2001	350,000

Intermune, Inc.	08/11/2000 -- 01/29/2002	7,701,758

Internet.com Venture Partner III, LLC	05/17/2000 -- 07/28/2000	600,000

Latin Healthcare Fund	11/28/2000 -- 03/20/2002	9,934,956

Medtronic, Inc.	03/15/2000 -- 10/29/2002	11,021,078

Mitokor -- Series F Pfd.	11/09/2001	2,000,010

Mitokor -- Series F1 Pfd.	08/22/2000	2,000,010

Multiplex, Inc. -- Series C Pfd.	02/22/2001	5,000,001

Onyx Pharmaceuticals, Inc. -- Warrants 5/9/2008	05/08/2002	212,892

Peachtree/CB Partners, LLC	03/08/2000 -- 09/11/2002	3,503,863

Peachtree/Heartlab Partners, LLC	04/03/2001 -- 09/26/2001	687,795

Peachtree/Leadscope, LLC	04/30/2002 -- 05/30/2002	3,000,000

Peachtree/Leadscope, LLC	06/30/2000 -- 10/02/2001	712,054

Peachtree/Medichem Partners, LLC	06/07/1999 -- 10/29/2002	1,305,279

Peachtree/Open Networks Partners, LLC	10/05/2000 -- 10/02/2001	990,753

Peachtree/Velquest Partners, LLC	09/14/2000 -- 10/02/2001	494,382

RateXchange Corp. -- Warrants 3/15/2003	03/15/2000	--

Rocket Ventures II, LP	07/20/1999 -- 04/23/2002	5,000,000

Sanarus Medical, Inc. -- Series A Pfd.	11/16/1999 -- 07/16/2001	1,560,000

Sanarus Medical, Inc. -- Series B Pfd.	07/16/2001 -- 09/19/2001	2,504,354

Sensable Technologies, Inc. -- Series B Pfd.	12/23/1997	2,064,237

Sensable Technologies, Inc. -- Series C Pfd.	04/05/2000	1,474,010

ThermoGenesis Corp.	12/29/1998 -- 09/11/2000	835,500

ThermoGenesis Corp.	04/26/2001	2,499,993

ThermoGenesis Corp.	03/26/2002	2,230,000

ThermoGenesis Corp. -- Warrants 3/7/2026	03/26/2002	270,000

ThermoGenesis Corp. -- Warrants 4/6/2027	04/26/2001	--

Western Growth Capital Partners	12/31/1997	205,543

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

TRANSACTIONS WITH AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2002 are as follows:

Affiliates		Purchase Cost	Sales Cost	Dividend Income	Value
	Allegiance Telecom, Inc. Sr. Note, 12.875%, 5/15/2008	$ 5,547,500	$ --	$1,214,792	$ 3,167,500

[1]	Anika Therapeutics, Inc.	774,940	--	--	789,212

[1]	Aradigm Corp.	--	4,181,569	--	--

[1]	Aspect Medical Systems, Inc.	4,886,490	--	--	7,612,800

[1]	Bionx Implants, Inc.	--	--	--	2,210,000

[1]	CareScience, Inc.	--	--	--	1,022,250

[1]	Ceradyne, Inc.	4,237,072	--	--	3,321,486

[2]	Conceptus, Inc.	--	--	--	9,950,004

1,[2]	Conceptus, Inc.	--	--	--	8,358,000

[1]	Conceptus, Inc.	--	--	--	9,547,622

	Crown Castle International Corp., Convertible Pfd.	9,005,043	--	106,967	7,773,448

[1]	Curon Medical, Inc.	2,735,135	--	--	1,147,900

[1]	Dispatch Management Service Corp.	--	3,782	--	--

[1]	DJ Orthopedics, Inc.	10,630,674	--	--	4,432,128

[1]	DOV Pharmaceutical, Inc.	7,344,698	--	--	3,615,062

[1]	Exponent, Inc.	5,242,889	--	--	5,236,249

[1]	Federal Agricultural Mortgage Corp.	--	--	--	31,270,000

[1]	Intrado, Inc.	15,327,575	--	--	10,702,176

[1]	Inveresk Research Group, Inc.	31,148,000	--	--	50,284,200

	J.D. Wetherspoon PLC (GBP)	--	--	677,421	91,547,681

[1]	Lincare Holdings, Inc.	--	--	--	201,013,000

[1]	Magma Design Automation, Inc.	57,477,429	--	--	29,646,868

[1]	NMT Medical, Inc.	6,055,772	--	--	3,548,800

[1]	National Dentex Corp.	8,552,559	--	--	6,077,500

[1]	Natus Medical, Inc.	8,208,303	--	--	6,695,150

Affiliates		Purchase Cost	Sales Cost	Dividend Income	Value
[1]	Omnicell, Inc.	$ 5,156,622	$ --	$ --	$ 4,125,300

[1]	Online Resources Corp.	4,411,366	--	--	4,641,000

[1]	Orthofix International NV	--	--	--	25,016,460

[1]	PETsMart, Inc.	--	--	--	321,728,125

[1]	Philadelphia Consolidated Holding Corp.	--	--	--	43,106,720

[1]	Point Therapeutics, Inc.	5,000,000	--	--	1,547,625

[1]	RTW, Inc.	--	--	--	874,460

[1]	Rita Medical Systems, Inc.	6,780,333	--	--	6,153,830

[1]	Staar Surgical Co.	2,976,744	--	--	3,050,000

[1]	Stelmar Shipping Ltd. (GRD)	--	--	--	14,623,056

[1]	TALK America Holdings, Inc.	705,808	--	--	12,220,392

[1]	Unilab Corp.	--	--	--	49,254,450

[1]	VCA Antech, Inc.	18,866,065	--	--	27,538,812

	TOTAL OF AFFILIATED TRANSACTIONS	$221,071,017	$4,185,351	$1,999,180	$1,012,849,266

1 Non-income producing security.

2 Restricted security.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

	Year Ended 10/31/2002		Period Ended 10/31/2001[1]
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	308,335,351	$1,205,705,292	41,367,036	$180,340,778
Shares issued in connection with the tax-free transfer of assets from Federated Kaufmann Small Cap Fund	20,604,354	90,247,069	--	--
Shares issued in connection with the tax-free transfer of assets from Federated Aggressive Growth Fund	18,045,962	79,041,312	--	--
Shares issued to shareholders in payment of distributions declared	1,496,744	6,031,776	--	--
Shares redeemed	(245,634,625)	(944,936,094)	(21,209,425)	(90,660,799)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	102,847,786	$436,089,355	20,157,611	$89,679,979

	Year Ended 10/31/2002		Period Ended 10/31/2001[1]
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	79,175,026	$320,712,455	17,098,334	$77,080,641
Shares issued in connection with the tax-free transfer of assets from Federated Kaufmann Small Cap Fund	28,725,127	125,241,552	--	--
Shares issued in connection with the tax-free transfer of assets from Federated Aggressive Growth Fund	13,380,970	58,341,029	--	--
Shares issued to shareholders in payment of distributions declared	1,446,870	5,830,734	--	--
Shares Redeemed	(17,571,125)	(65,014,969)	(759,358)	(3,206,753)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	105,156,868	$445,110,801	16,338,976	$73,873,888

	Year Ended 10/31/2002		Period Ended 10/31/2001[1]
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	28,626,232	$114,564,775	4,478,742	$20,217,956
Shares issued in connection with the tax-free transfer of assets from Federated Kaufmann Small Cap Fund	4,523,871	19,724,076	--	--
Shares issued in connection with the tax-free transfer of assets from Federated Aggressive Growth Fund	4,100,559	17,878,436	--	--
Shares issued to shareholders in payment of distributions declared	358,506	1,444,779	--	--
Shares redeemed	(5,138,338)	(19,012,323)	(629,658)	(2,698,625)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	32,470,830	$134,599,743	3,849,084	$17,519,331

	Year Ended 10/31/2002		Period Ended 10/31/2001[2]		Year Ended 12/31/2000
Class K Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	37,748,441	$144,835,265	34,790,447	$153,478,198	38,614,486	$246,148,129
Shares issued to shareholders in payment of distributions declared	61,518,039	248,533,786	--	--	248,841,044	1,134,809,314
Shares redeemed	(78,436,518)	(311,312,216)	(81,356,446)	(357,932,488)	(110,894,428)	(698,057,347)

NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	20,829,962	$82,056,835	(46,565,999)	$(204,454,290)	176,561,102	$682,900,096

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	261,305,446	$1,097,856,734	(6,220,328)	$(23,381,092)	176,561,102	$682,900,096

1 Reflects operations for the period from April 23, 2001 (date of initial public investment) to October 31, 2001.

2 The Fund changed its fiscal year from December 31 to October 31.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.425% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify of terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Under the terms of a sub-adviser agreement between the Adviser and the Trust Division of Federated Global Investment Management Corp. ("FGIMC"), FGIMC receives an annual fee from the Adviser equal to 1.175% of the Fund's average daily net assets. In addition, FGIMC may voluntarily choose to reduce its compensation. For the year ended October 31, 2002, FGIMC earned a sub-adviser fee of $37,863,240.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, Class C and Class K shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Commitments and Contingencies

In the course of pursuing its investment philosophy, the Fund sometimes invests in limited partnerships and limited liability companies. These entities often require the Fund to commit to a total dollar amount to be invested. The actual investments are usually made in installments over a period of time. At October 31, 2002, the Fund had total commitments to limited partnerships and limited liability companies of $39,600,000; of this amount $16,133,845 was actually invested by the Fund leaving the Fund contingently liable for additional investments of $23,466,155.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2002, were as follows:

Purchases	$2,820,506,848

Sales	$2,171,313,749

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At October 31, 2002, the diversification of countries were as follows:

Country	Percentage of Net Assets
United States	93.0%
United Kingdom	2.9%
Bermuda	1.4%
Japan	1.0%
Canada	0.6%
Ireland	0.6%
France	0.5%
Greece	0.4%
Norway	0.4%
Switzerland	0.4%
India	0.2%
Israel	0.0%
Thailand	0.0%

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $237,847,238 as capital gain dividends for the year ended October 31, 2002.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Kaufmann Fund (the Fund) as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Kaufmann Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Ernst & Young LLP

Boston, Massachusetts
December 9, 2002

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Funds. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: April 1984

Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President, Chief Executive Officer and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; President, Chief Executive Officer and Director, Federated Global Investment Management Corp.; President and Chief Executive Officer, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Position: President, Federated Investment Counseling.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 Tamiami Trail N. Naples, FL TRUSTEE Began serving: November 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing, communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

John W. McGonigle Birth Date: October 26, 1938 EXECECUTIVE VICE PRESIDENT AND SECRETARY

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER

Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

James E. Grefenstette Birth Date: November 7, 1962 VICE PRESIDENT

James E. Grefenstette is Vice President of the Fund. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager since 1994. Mr. Grefenstette became a Senior Vice President of the Fund's Adviser in January 2000. He served as a Vice President of the Fund's Adviser from 1996 through 1999 and was an Assistant Vice President of the Fund's Adviser from 1994 until 1996. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT

Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT

Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Kaufmann Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314172677
Cusip 314172669
Cusip 314172651

26396 (12/02)

Federated Investors
World-Class Investment Manager

Federated Kaufmann Fund

Established 2001

A Portfolio of Federated Equity Funds

2ND ANNUAL REPORT

October 31, 2002

CLASS K SHARES

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Lawrence Auriana

Portfolio Co-Manager

Federated Investment Management Company

Hans Utsch

Portfolio Co-Manager

Federated Investment Management Company

Investment Review

Dear Shareholder:

We are pleased to report that, despite a highly difficult stock market, Federated Kaufmann Fund (the "Fund") out-performed the market and its peer group by wide margins. The Fund's Class K Shares was down (8.92)% for the 12 months ended October 31, 2002,1 based on net asset value compared to (17.62)% for the Russell Midcap Growth Index (RMGI)2 and (20.60)% for the Lipper Multi-Cap Growth Index (LMCGI).3

We are proud to report that the Fund ranked #1 in the Lipper Multi-Cap Growth category for 3-year and 15-year, #3 for 10-year, and #4 for 2 years as of October 31, 2001 (see standard rankings on page 2). The following graph on page 2 illustrates a hypothetical investment of $10,0001 in the Fund for the 15-year period ended October 31, 2002, compared to the RMGI and the LMCGI.3

1 Past performance is no guarantee of future results and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the 12-month period, based on offering price, (i.e., less any redemption fee), for Class K Shares was (9.10)%. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

The Fund is the successor to The Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization on April 23, 2001. Prior to that date, the Fund's Class K Shares had no investment operations. Accordingly, the performance information of Federated Kaufmann Fund has been adjusted to reflect the expenses applicable to the Fund's K Shares.

2 The RMGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Indexes are unmanaged, and investments cannot be made in an index.

3 Lipper figures represent the average annual returns reported by all mutual funds designated by Lipper, Inc. falling into the category indicated. They do not reflect sales charges.

The following tables show the Fund's rankings and total returns as compared with its Lipper peer group and benchmarks of October 31, 2002.

Ranking[2]	1-Year	2-Year	3-Year	5-Year	10-Year	15-Year
Federated Kaufmann Fund, Class K Shares	28	4	1	16	3	1
Total Number of Multi-Cap Growth Funds	413	342	234	161	50	34

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 0.20% redemption fee. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and the LMCGI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 As per Lipper, Inc., Lipper rankings are based on total return and do not take sales charges into account.

Average Annual Total Return for the Period Ended 10/31/2002

	1 Year	2 Years	5 Years	10 Years	15 Years
Federated Kaufmann Fund--Class K Shares[3]	(8.92)%	(9.14)%	4.00%	13.10%	18.21%
Russell Mid-Cap Growth Index[4]	(17.62)%	(31.34)%	(1.62)%	7.43%	10.50%
Lipper Multi-Cap Growth Index[4]	(20.60)%	(32.16)%	(2.75)%	7.19%	9.91%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that when an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

3 Performance shown is for the Fund's Class K Shares at net asset value. Based on the redemption of 0.20%, the Fund's Class K Shares' average annual 1-year, 2-year, 5-year, 10-year and 15-year total returns were (9.10)%, (9.24)%, 3.96%, 13.07% and 18.20%, respectively. Additional classes of shares are available. Performance for these classes will vary due to differences in charges and expenses.

4 The RMGI and the LMCGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. These indexes are unmanaged.

The equity markets continue to be challenged by economic, budgetary and geopolitical uncertainties and, in addition, by growing investor distrust of corporate managements. In such an environment, we believe that it is especially important to genuinely know the managements and understand the business models, competitive advantages and corporate cultures of the companies in which one invests. Fortunately, this has been the essence of Federated Kaufmann's investment process for over 15 years and, we believe, the basis for our superior long-term performance.

The biggest gainers over the reporting period have all been profitable, well-managed, fast-growing companies including: PETsMART, Inc. (pet superstores, 9.0% of net assets), Lincare Holdings, Inc. (home respiratory therapy, 5.6% of net assets), Concord EFS, Inc. (electronic fund transfer services, 1.2% of net assets) and Affiliated Computer Services, Inc. (data processing services, 2.9% of net assets).

These investments have something else in common. They are in businesses that we have come to know well after many years of observation and study. For example, we started buying PETsMART, Inc. in 1998, having followed it since 1993 when it went public. We first bought Lincare Holdings, Inc. in 1992, and we initially bought Concord EFS, Inc. and Affiliated Computer Services, Inc. in 1994.

Of course, we are always establishing new positions in companies that we believe--based on fundamental research, personal contacts with management, customers and competitors--have excellent growth prospects, strong franchises, superior returns on capital, solid balance sheets and, above all, great management. Recently, for example, the Fund bought shares of Inveresk Research Group, Inc. and Advance Auto Parts, Inc. on their initial public offering. The decision to add these positions to our portfolio was based, to a large extent, on years of buying and selling stocks of other companies in similar businesses. We believe our many years of experience give us an information advantage in our stock selection.

Our investment strategy has not changed: We continue to focus on individual companies (not market sectors) that have strengthening fundamentals for both near-term and long-term growth in sales and earnings. While many of the elements necessary for an economic recovery appear to be in place, there is a good likelihood that the pace of recovery will continue to be relatively modest. In such a case, companies with strong growth prospects should become relatively more valuable because they will be harder to find.

The Fund's underweight in the Technology sectors helped the Fund outperform its benchmark over the reporting period. In these sectors, we are patiently waiting either for prices to correct or for business fundamentals to catch up to prices. Once the supply and demand disturbances of the last few years begin to be resolved, we think some of the great companies that we have followed for years and know well should present attractive investment opportunities.

Looking ahead, we are optimistic that the U.S. economy may be coming off a bottom. Many of our portfolio holdings should be among the first to benefit from an economic upturn.

In summary, we are pleased with the Fund's portfolio and despite the many economic and geopolitical uncertainties affecting the market, our intensive company-specific fieldwork has been turning up attractive new investment opportunities.

As always, we thank you for your support and look forward to serving you for many years to come.

Lawrence Auriana

Lawrence Auriana
Portfolio Co-Manager

December 16, 2002

Hans Utsch

Hans Utsch
Portfolio Co-Manager

Portfolio of Investments

October 31, 2002

Shares or Units Held			Value
		STOCKS--95.0%
		FINANCIAL--10.5%
		Finance--5.3%
450,200	[1,2]	Affiliated Managers Group, Inc.	$23,374,384
2,035,000	[1]	Alphyra Group (IEP)	2,795,553
1,000,000		Capital One Financial Corp.	30,470,000
3,000,000	[1]	Concord EFS, Inc.	42,840,000
1,000,000	[1,3]	Federal Agricultural Mortgage Corp.	31,270,000
1,554,200	[1,2]	IndyMac Bancorp, Inc.	28,970,288
860,000	[1,2]	National Processing, Inc.	11,326,200
865,400	[1,2]	Ocwen Financial Corp.	2,371,196
1,500,000	[1]	Providian Financial Corp.	6,675,000
123,160	[2]	Shohkoh Fund & Co. Ltd. (JPY)	9,390,116

		TOTAL	189,482,737

		Insurance--3.6%
1,415,300		Ace, Ltd.	43,520,475
500,000	[1,2]	Arch Capital Group Ltd.	14,005,000
700,000		Gallagher (Arthur J.) & Co.	18,774,000
1,286,000	[1,3]	Philadelphia Consolidated Holding Corp.	43,106,720
1,020,200	[2]	Phoenix Companies, Inc.	9,232,810
950,500	[1,2,3]	RTW, Inc.	874,460

		TOTAL	129,513,465

		Venture Capital--0.9%
1	[1,4]	Apollo Investment Fund	2,216,155
1	[1,4]	FA Private Equity Fund IV, LP	100,000
1	[4]	Greenfield Technology Venture Fund I, LP	67,685
1	[4]	Incuvest LLC, Pfd.	5,000,000
1	[1,4]	Infrastructure Fund	303,164
2	[4]	Internet.com Venture Partner III, LLC	211,181
1	[4]	Latin Healthcare Fund	9,934,956
1	[4]	Peachtree/CB Partners, LLC	2,670,904
1	[1,4]	Peachtree/Heartlab Partners, LLC	673,750
1	[4]	Peachtree/Leadscope, LLC	3,000,000
1	[4]	Peachtree/Leadscope, LLC	670,000
1	[4]	Peachtree/Medichem Partners, LLC	464,007
1	[4]	Peachtree/Open Networks Partners, LLC	962,500
Shares or Units Held			Value
		STOCKS--continued
		FINANCIAL--continued
		Venture Capital--continued
1	[4]	Peachtree/Velquest Partners, LLC	$477,500
1	[4]	Rocket Ventures II, LP	4,609,289
52,500	[4]	Western Growth Capital Partners	164,850

		TOTAL	31,525,941

		Real Estate--0.7%
710,100	[1,2]	Prime Hospitality Corp.	5,737,608
683,600		Redwood Trust, Inc.	18,327,316
300,000	[2]	Urstadt Biddle Properties, Class A	3,282,000

		TOTAL	27,346,924

		TOTAL FINANCIAL	377,869,067

		HEALTH--31.1%
		Health Care Services--12.9%
605,900	[1]	Apria Healthcare Group, Inc.	14,777,901
1,175,000	[1,3]	CareScience, Inc.	1,022,250
200,000	[1,2]	Community Health Systems, Inc.	4,700,000
3,985	[4]	CompBenefits Corp. - Convertible Participating Pfd.	4,421,366
347,492	[4]	CompBenefits Corp. -- Voting Common	191,120
100,000	[1]	Coventry Health Care, Inc.	3,346,000
1,100,000	[1]	First Health Group Corp.	28,578,000
200,000		HCA, Inc.	8,698,000
2,541,500	[1]	HEALTHSOUTH Corp.	11,055,525
1,350,000	[1]	Laboratory Corporation of America Holdings	32,535,000
500,200	[1,2]	LifePoint Hospitals, Inc.	15,681,270
5,900,000	[1,3]	Lincare Holdings, Inc.	201,013,000
342,800	[1,2]	MIM Corp.	2,454,448
375,800	[1]	Odyssey Healthcare, Inc.	13,145,484
120,000	[1,2]	Quest Diagnostic, Inc.	7,659,600
354,500	[1]	Renal Care Group, Inc.	11,219,925
1,089,500	[1]	Select Medical Corp.	14,098,130
Shares or Units Held			Value
		STOCKS--continued
		HEALTH--continued
		Health Care Services--continued
150,900	[1]	Triad Hospitals, Inc.	$5,507,850
2,307,000	[1,2,3]	Unilab Corp.	49,254,450
200,000		UnitedHealth Group, Inc.	18,190,000
200,000	[1]	WellPoint Health Networks, Inc.	15,042,000

		TOTAL	462,591,319

		Medical Equipment & Supplies--9.8%
385,000	[1]	Alcon, Inc.	15,792,700
945,200	[1]	Alliance Imaging, Inc.	10,605,144
1,903,200	[1,2,3]	Aspect Medical Systems, Inc.	7,612,800
850,000	[1,3]	Bionx Implants, Inc.	2,210,000
500,000	[1,2]	CTI Molecular Imaging, Inc.	11,290,000
813,500		Cardinal Health, Inc.	56,302,335
685,400	[1,2,3]	Conceptus, Inc.	9,547,622
600,000	[1,3,4]	Conceptus, Inc.	8,358,000
714,286	[3,4]	Conceptus, Inc.	9,950,004
4,761,904	[4]	Converge Medical, Inc. - Series C Pfd.	3,000,000
500,000	[1,4]	Cortek, Inc. -- Series C Convertible Pfd.	660,000
1,515,152	[4]	Cortex, Inc. - Series D Convertible Pfd.	2,000,001
1,766,000	[1,3]	Curon Medical, Inc.	1,147,900
1,273,600	[1,3]	DJ Orthopedics, Inc.	4,432,128
1	[4]	De Novo (Q) Ventures I, LP	4,830,792
2,083,333	[4]	DexCom, Inc. - Series B Pfd.	4,791,666
434,783	[4]	DexCom, Inc. - Series C Pfd.	1,000,001
100,000	[1]	Henry Schein, Inc.	5,017,000
800,000	[1]	INAMED Corp.	21,328,000
840,500	[1,2]	Kyphon, Inc.	7,951,130
13,393		Medtronic, Inc.	0
377,101	[4]	Medtronic, Inc.	16,894,147
1,109,000	[1,2,3]	NMT Medical, Inc.	3,548,800
325,000	[1,3]	National Dentex Corp.	6,077,500
1,912,900	[1,3]	Natus Medical, Inc.	6,695,150
984,900	[1,2,3]	Orthofix International NV	25,016,460
100,000	[1,2]	Regeneration Technologies, Inc.	911,000
901,000	[1,2,3]	Rita Medical Systems, Inc.	6,153,830
1,040,000	[4]	Sanarus Medical, Inc. - Series A Pfd.	1,795,040
1,448,436	[4]	Sanarus Medical, Inc. - Series B Pfd.	2,500,001
Shares or Units Held			Value
		STOCKS--continued
		HEALTH--continued
		Medical Equipment & Supplies--continued
1,000,000	[1,3]	Staar Surgical Co.	$3,050,000
245,000		Stryker Corp.	15,459,500
1,987,700	[1,2]	Therasense, Inc.	11,866,569
556,400	[1,4]	ThermoGenesis Corp.	689,936
1,388,885	[1,4]	ThermoGenesis Corp.	1,722,217
1,250,000	[1,4]	ThermoGenesis Corp.	1,550,000
250,000	[1,4]	ThermoGenesis Corp. - Warrants 3/7/2026	121,774
277,777	[1,4]	ThermoGenesis Corp. - Warrants 4/6/2027	116,309
1,278,900	[2]	Varian Medical Systems, Inc.	61,668,558

		TOTAL	353,664,014

		Pharmaceuticals & Biotech--8.4%
266,667	[4]	ACADIA Pharmaceuticals, Inc. - Series E Pfd.	2,000,002
1,300,000		Allergan, Inc.	70,785,000
170,800	[1,2]	Allos Therapeutics, Inc.	1,222,928
697,800	[1,3]	Anika Therapeutics, Inc.	789,212
250,000	[4]	Aradigm Corp. - Series A Convertible Pfd.	2,810,000
650,000	[1,4]	Aradigm Corp. - Warrants 12/17/2006	807,321
1,694,915	[4]	Ardais Corp. - Convertible Pfd.	9,999,999
594,900	[1]	ArQule, Inc.	3,414,726
475,000	[1,2]	Array BioPharma, Inc.	3,952,000
300,000	[1,2]	Atrix Labs, Inc.	5,484,300
200,000	[1,2]	Avigen, Inc.	1,200,000
155,100	[1]	Bruker AXS, Inc.	328,812
1,337,700	[1,2]	Charles River Laboratories International, Inc.	49,160,475
777,600	[1,3]	DOV Pharmaceutical, Inc.	3,615,062
645,161	[4]	diaDexus, Inc. -- Series C Pfd.	4,999,998
500,000	[1]	Dr. Reddy's Laboratories Ltd., ADR (IDR)	7,250,000
100,000	[1,2]	Genentech, Inc.	3,409,000
296,296	[1,4]	Genta, Inc.	2,311,109
420,600	[1]	Gilead Sciences, Inc.	14,611,644
400,000	[1,2]	IDEC Pharmaceuticals Corp.	18,408,000
97,600	[1,2,4]	Intermune, Inc.	3,584,848
2,580,000	[1,3]	Inveresk Research Group, Inc.	50,284,200
285,366	[1]	King Pharmaceuticals, Inc.	4,380,368
300,000	[1]	Large Scale Biology Corp.	390,000
450,000	[1]	Medarex, Inc.	1,786,500
266,668	[1,4]	Mitokor -- Series F Pfd.	200,001
Shares or Units Held			Value
		STOCKS--continued
		HEALTH--continued
		Pharmaceuticals & Biotech--continued
266,668	[1,4]	Mitokor -- Series F1 Pfd.	$200,001
114,100	[1,2]	NPS Pharmaceuticals, Inc.	2,964,318
148,148	[1]	Onyx Pharmaceuticals, Inc.	558,518
37,037	[1,4]	Onyx Pharmaceuticals, Inc. - Warrants 5/9/2008	95,517
1,300,525	[1,3]	Point Therapeutics, Inc.	1,547,625
57,500	[1,2]	POZEN, Inc.	287,500
250,000	[1,2]	SangStat Medical Corp.	4,665,000
200,000	[1]	Serologicals Corp.	1,926,000
308,000	[1]	Shire Pharmaceuticals Group PLC, ADR	7,194,880
947,900	[1,2]	Telik, Inc.	13,981,525

		TOTAL	300,606,389

		TOTAL HEALTH	1,116,861,722

		RETAIL--20.7%
		Restaurants--3.3%
400,100	[1]	ARAMARK Corp., Class B	8,442,110
200,000		Bob Evans Farms, Inc.	4,974,000
20,439,322	[3]	J.D. Wetherspoon PLC (GBP)	91,547,681
700,000	[2]	Ruby Tuesday, Inc.	12,215,000
606,500		Worldwide Restaurant Concepts, Inc.	1,303,975

		TOTAL	118,482,766

		Retail--17.4%
1,400,000	[1,2]	Advance Auto Parts, Inc.	74,970,000
528,400	[1]	Bed Bath & Beyond, Inc.	18,737,064
439,800	[1]	Big 5 Sporting Goods Corp.	5,194,038
1,750,000	[1,2]	CarMax, Inc.	28,682,500
200,000	[1,2]	Cost Plus, Inc.	5,780,200
400,000	[1]	Costco Wholesale Corp.	13,572,000
430,000	[1,2]	Dick's Sporting Goods, Inc.	7,052,000
1,353,200	[1]	Dollar Tree Stores, Inc.	35,575,628
1,111,800		Family Dollar Stores, Inc.	34,232,322
400,000		Home Depot, Inc.	11,552,000
283,100	[1]	Kohl's Corp.	16,547,195
1,000,000		Limited, Inc.	15,670,000
700,000	[2]	MSC Industrial Direct Co., Inc., Class A	9,072,000
Shares or Units Held			Value
		STOCKS--continued
		RETAIL--continued
		Retail--continued
125,000		Nordstrom, Inc.	$2,490,000
300,000	[1,2]	PETCO Animal Supplies, Inc.	7,518,000
16,835,590	[1,3]	PETsMart, Inc.	321,728,125
334,600		Wal-Mart Stores, Inc.	17,917,830

		TOTAL	626,290,902

		TOTAL RETAIL	744,773,668

		SERVICES--16.0%
		Business Services--5.0%
8,221,900	[1]	Cendant Corp.	94,551,850
490,000	[1,2]	CoStar Group, Inc.	8,011,500
413,900	[1,3]	Exponent, Inc.	5,236,249
402,210		Financiere Marc de Lacharriere SA (FRF)	10,064,800
250,000	[1,2]	Iron Mountain, Inc.	7,052,500
323,400	[1,2]	Kroll, Inc.	6,299,832
3,100		Landauer, Inc.	106,733
350,000		Moody's Corp.	16,485,000
230,600	[2]	Talx Corp.	3,090,040
1,839,600	[1,2,3]	VCA Antech, Inc.	27,538,812

		TOTAL	178,437,316

		Media--6.3%
2,171,800	[1]	Clear Channel Communications, Inc.	80,465,190
419,700	[1]	Entercom Communications Corp.	20,657,634
202,200		Gray Television, Inc.	1,789,470
762,158	[1]	JC Decaux SA (FRF)	8,172,658
1,245,500	[1]	Lamar Advertising Co.	42,272,270
30,000	[1]	SKY Perfect Communications, Inc. (JPY)	26,636,256
1,000,000	[1]	Viacom, Inc., Class B	44,610,000

		TOTAL	224,603,478

		Personal Services--0.8%
1,450,000		Nu Skin Enterprises, Inc., Class A	16,660,500
275,000	[1,2]	Weight Watchers International, Inc.	13,021,250

		TOTAL	29,681,750

Shares or Units Held			Value
		STOCKS--continued
		SERVICES--continued
		Recreation & Entertainment--0.6%
224,000		Carnival Corp.	$5,850,880
100,000	[1]	Dover Downs Gaming & Entertainment, Inc.	895,000
340,000		Dover Motorsports, Inc.	1,295,400
500,000	[1,2]	Orient-Express Hotel Ltd., Class A	6,550,000
350,000	[2]	Regal Entertainment Group	6,755,000

		TOTAL	21,346,280

		Telecommunication Services--1.4%
1,500,000		AT&T Corp.	19,560,000
1,000,000	[1,2]	Allegiance Telecom, Inc.	790,000
2,139,345	[1]	Crown Castle International Corp.	7,487,707
489,666	[3]	Crown Castle International Corp., Convertible Pfd.	7,773,448
10,805	[2]	Crown Castle International Corp., Pfd.	4,916,275
20,833	[1,4]	RateXchange Corp. - Warrants 3/15/2003	0
1,541,033	[1,2,3]	TALK America Holdings, Inc.	12,220,392

		TOTAL	52,747,822

		Transportation--1.9%
1,575,600	[1,2]	Frontline Ltd. (NOK)	9,467,378
193,500	[1,2]	Frontline Ltd.	1,161,000
500,000	[1,2]	Jet Blue Airways Corp.	20,195,000
1,146,100	[1]	OMI Corp.	4,412,485
474,900	[1,2]	Ryanair Holdings PLC, ADR	17,671,029
996,800	[1,2,3]	Stelmar Shipping Ltd. (GRD)	14,623,056

		TOTAL	67,529,948

		TOTAL SERVICES	574,346,594

		TECHNOLOGY--10.2%
		Computer Hardware & Peripherals--1.1%
644,200	[1]	Dell Computer Corp.	18,430,562
552,500	[1]	Lexar Media, Inc.	2,198,950
350,000		Microchip Technology, Inc.	8,540,000
1,375,100	[1,3]	Omnicell, Inc.	4,125,300
1,000,000	[1]	Synaptics, Inc.	6,111,000

		TOTAL	39,405,812

		Computer Software--3.6%
45,000	[1]	Attunity Ltd.	54,000
9,000	[1,4]	Attunity Ltd. - Warrants 3/21/2005	787
9,000	[1,4]	Attunity Ltd. - Warrants 3/22/2005	787
708,681	[1,2]	Borland Software Corp.	9,517,586
200,000	[1,2]	Cognos, Inc.	3,964,000
811,668	[1,2]	Informatica Corp.	4,220,674
Shares or Units Held			Value
		STOCKS--continued
		TECHNOLOGY--continued
		Computer Software--continued
600,000	[1,2]	Leapfrog Enterprises, Inc.	$16,398,000
3,100,000	[1]	Merant PLC (GBP)	3,731,717
3,475,600	[1,2,3]	Magma Design Automation, Inc.	29,646,868
500,000	[1]	Manhattan Associates, Inc.	11,240,000
495,000	[1]	Microsoft Corp.	26,467,650
454,900	[1]	Nassda Corp.	4,317,001
1,159,400	[1,2]	SeaChange International, Inc.	6,701,332
1,333,334	[4]	Sensable Technologies, Inc. - Series B Pfd.	4,426,669
443,979	[4]	Sensable Technologies, Inc. - Series C Pfd.	1,474,010
200,000	[1]	SurfControl, Inc. (GBP)	1,203,780
200,000	[1]	THQ, Inc.	2,892,000
175,000	[1,2]	Websense, Inc.	3,533,250

		TOTAL	129,790,111

		Data Processing Services--3.5%
2,248,200	[1]	Affiliated Computer Services, Inc., Class A	103,529,610
1,106,740	[1,2,3]	Intrado, Inc.	10,702,176
1,400,000	[1,2,3]	Online Resources Corp.	4,641,000
300,000	[1]	Perot Systems Corp.	3,192,000
2,000,000		Ryan Hankin Kent, Inc. - Series B Convertible Pfd.	2,000,000

		TOTAL	124,064,786

		Networking & Telecommunication Equipment--1.1%
1,059,322	[4]	Expand Networks Ltd. -- Series C Pfd.	497,881
377,434	[1]	GlobespanVirata, Inc.	1,049,267
555,000	[1]	Integrated Telecom Express, Inc.	832,500
679,348	[4]	Multiplex, Inc. - Series C Pfd.	1,236,413
500,000	[1]	Oracle Corp.	5,095,000
1,320,000	[1]	Raindance Communications, Inc.	3,788,400
1,600,000	[1,2]	UTStarcom, Inc.	27,328,000

		TOTAL	39,827,461

		Online Internet Information--0.6%
100,000	[1]	1-800-FLOWERS.COM, Inc., Class A	690,000
920,300	[1,2]	Altiris, Inc.	11,899,479
537,500	[1]	Digital Impact, Inc.	860,000
417,660	[1,2]	EasyLink Services Corp.	568,018
1,413,848	[1,2]	Hollywood Media Corp.	1,809,725
101,156		Hollywood Media Corp. -- Warrants 5/22/2007	85,929
Shares or Units Held			Value
		STOCKS--continued
		TECHNOLOGY--continued
		Online Internet Information--continued
1,366,500	[1]	NIC, Inc.	$2,692,005
671,000	[1]	eCollege.com	2,415,600

		TOTAL	21,020,756

		Semiconductor & Equipment--0.3%
100,000	[1]	Altera Corp.	1,172,000
400,000	[1]	ATI Technologies, Inc. (CAD)	2,551,118
528,600	[1,2]	ATI Technologies, Inc.	3,393,612
100,000	[1]	Fairchild Semiconductor Corp., Class A	1,190,000
100,000		Linear Technology Corp.	2,764,000
100,000		Texas Instruments, Inc.	1,586,000

		TOTAL	12,656,730

		TOTAL TECHNOLOGY	366,765,656

		OTHER--6.5%
		Energy--2.4%
1,408,200	[2]	EEX Corp.	2,774,154
10,000		Electricity Generating Public Co. Ltd. (THB)	8,311
243,000		Forest Oil Corp.	6,062,850
1,088,200		Kinder Morgan, Inc.	39,839,002
600,000		McDermott International, Inc.	2,130,000
599,000		Ocean Energy, Inc.	11,159,370
797,700	[1]	Oceaneering International, Inc.	22,096,290
100,000	[1,2]	Oil States International, Inc.	1,295,000
277,900	[1]	Tsakos Energy Navigation Ltd.	3,187,513

		TOTAL	88,552,490

		Food Products--0.1%
100,000	[2]	Delta & Pine Land Co.	1,917,000

		Industrial Conglomerates--0.5%
469,800	[1,2,3]	Ceradyne, Inc.	3,321,486
250,000		Masco Corp.	5,140,000
309,200	[1]	Simpson Manufacturing Co., Inc.	10,914,760

		TOTAL	19,376,246

Shares, Units Held or Principal Amount			Value
		STOCKS--continued
		OTHER--continued
		Metals & Mining--0.5%
300,000		Barrick Gold Corp.	$4,521,000
600,000		Goldcorp, Inc.	5,760,000
300,000		Newmont Mining Corp.	7,416,000

		TOTAL	17,697,000

		Staples--3.0%
350,500		Anheuser-Busch Cos., Inc.	18,492,380
300,000	[1,2]	Dean Foods Co.	11,247,000
328,200		Colgate-Palmolive Co.	18,044,436
365,500		Loews Corp. -- Carolina Group	7,310,000
913,400		Philip Morris Cos., Inc.	37,221,050
165,000		Procter & Gamble Co.	14,594,250

		TOTAL	106,909,116

		TOTAL OTHER	234,451,852

		TOTAL STOCKS (IDENTIFIED COST $2,949,767,499)	3,415,068,559

		CONVERTIBLE BONDS--0.2%
		Data Processing Services--0.1%
$2,000,000		Online Resources Corp., Sub. Note, 8.00%, 9/30/2005	1,829,600

		Online Internet Information--0.0%
1,000	[4]	Hollywood Media Corp., Sr. Conv. Deb., 6.00%, 5/23/2005	429,132

		Computer Software--0.0%
275,100		MicroStrategy, Inc., Unsecd. Note, Series A, 7.50%, 6/24/2007	68,087

		Telecommunication Services--0.1%
18,100,000	[2,3]	Allegiance Telecom, Inc., Sr. Note, 12.875%, 5/15/2008	3,167,500

		TOTAL CONVERTIBLE BONDS (IDENTIFIED COST $8,660,995)	5,494,319

Shares			Value
		MUTUAL FUND--6.2%
223,540,738		Prime Value Obligations Fund, Class IS (at net asset value)	$223,540,738

		TOTAL INVESTMENTS (IDENTIFIED COST $3,181,969,232)[5]	$3,644,103,616

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealer.

3 Affiliated company. At October 31, 2002, these securities amounted to $1,012,849,266 which represents 28.2% of net assets.

4 Restricted security not registered under the Securities Act of 1933. At October 31, 2002, these securities amounted to $131,192,790 which represents 3.7% of net assets.

5 The cost of investments for federal tax purposes amounts to $3,190,466,083. The net unrealized appreciation of investments on a federal tax basis amounts to $453,637,533 which is comprised of $816,185,527 appreciation and $362,547,994 depreciation at October 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($3,593,530,838) at October 31, 2002.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
CAD	--Canadian Dollar
FRF	--French Franc
GBP	--British Pound
GRD	--Greek Drachma
IDR	--Indian Rupee
IEP	--Irish Pound
JPY	--Japanese Yen
NOK	--Norwegian Kroner
THB	--Thai Baht

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2002

Assets:
Total investments in securities, at value (identified cost $3,181,969,232)		$3,644,103,616
Cash		347,521
Short-term investments held as collateral for securities lending		378,377,936
Income receivable		1,986,801
Receivable for investments sold		39,908,777
Receivable for shares sold		7,381,621

TOTAL ASSETS		4,072,106,272

Liabilities:
Payable for investments purchased	$80,812,566
Payable for shares redeemed	18,040,870
Payable on collateral due to broker	378,377,936
Accrued expenses	1,344,062

TOTAL LIABILITIES		478,575,434

Net assets for 1,016,018,885 shares outstanding		$3,593,530,838

Net Assets Consist of:
Paid in capital		$3,785,429,975
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		462,135,810
Accumulated net realized loss on investments and foreign currency transactions		(654,034,947)

TOTAL NET ASSETS		$3,593,530,838

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($435,500,179 ÷ 123,005,397 shares outstanding)		$3.54

Offering price per share (100/94.50 of $3.54)[1]		$3.75

Redemption proceeds per share		$3.54

Class B Shares:
Net asset value per share ($427,175,240 ÷ 121,495,844 shares outstanding)		$3.52

Offering price per share		$3.52

Redemption proceeds per share (94.50/100 of $3.52)[1]		$3.33

Class C Shares:
Net asset value per share ($127,714,356 ÷ 36,319,914 shares outstanding)		$3.52

Offering price per share		$3.52

Redemption proceeds per share (99.00/100 of $3.52)[1]		$3.48

Class K Shares:
Net asset value per share ($2,603,141,063 ÷ 735,197,730 shares outstanding)		$3.54

Offering price per share		$3.54

Redemption proceeds per share (99.80/100 of $3.54)[1]		$3.53

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2002

Investment Income:
Dividends			$14,673,924
Interest (including income on securities loaned of $1,017,508)			10,762,523

TOTAL INCOME			25,436,447

Expenses:
Investment adviser fee		$51,846,168
Administrative personnel and services fee		2,736,022
Custodian fees		272,033
Transfer and dividend disbursing agent fees and expenses		4,030,880
Directors'/Trustees' fees		20,667
Auditing fees		33,924
Legal fees		130,461
Portfolio accounting fees		355,166
Distribution services fee--Class A Shares		672,641
Distribution services fee--Class B Shares		2,052,345
Distribution services fee--Class C Shares		564,185
Distribution services fee--Class K Shares		15,102,005
Shareholder services fee--Class A Shares		672,641
Shareholder services fee--Class B Shares		684,115
Shareholder services fee--Class C Shares		188,062
Shareholder services fee--Class K Shares		7,551,003
Share registration costs		116,963
Printing and postage		387,810

TOTAL EXPENSES		87,417,091

Waivers and Reimbursement:
Waiver of investment adviser fee	$(5,420,829)
Waiver of distribution services fee--Class A Shares	(67,722)
Waiver of distribution services fee--Class B Shares	(18,292)
Waiver of distribution services fee--Class C Shares	(5,346)
Waiver of distribution services fee--Class K Shares	(8,891,984)
Waiver of transfer and dividend disbursing agent fees and expenses	(40,578)
Reimbursement of investment adviser fee	(81,479)

TOTAL WAIVERS AND REIMBURSEMENT		(14,526,230)

Net expenses			72,890,861

Net operating loss			(47,454,414)

Realized and Unrealized Loss on Investments, Options and Foreign Currency Transactions:
Net realized loss on investments, options and foreign currency transactions			(184,509,872)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(191,130,857)

Net realized and unrealized loss on investments and foreign currency transactions			(375,640,729)

Change in net assets resulting from operations			$(423,095,143)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 10/31/2002	Period Ended 10/31/2001 [1]	Year Ended 12/31/2000
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(47,454,414)	$(13,496,680)	$(29,086,054)
Net realized gain (loss) on investments, options and foreign currency transactions	(184,509,872)	(178,085,170)	1,371,849,414
Net change in unrealized appreciation/ depreciation of investments and translation of assets and liabilities in foreign currency	(191,130,857)	35,813,094	(963,389,691)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(423,095,143)	(155,768,756)	379,373,669

Distributions to Shareholders:
Distributions from net realized gain on investments, options and foreign currency transactions
Class A Shares	(7,965,747)	--	--
Class B Shares	(6,336,060)	--	--
Class C Shares	(1,509,536)	--	--
Class K Shares	(254,263,921)	--	(1,170,154,603)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(270,075,264)	--	(1,170,154,603)

Share Transactions:
Proceeds from sale of shares	1,785,817,787	431,117,573	246,148,129
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Kaufmann Small Cap Fund	235,212,697	--	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Aggressive Growth Fund	155,260,777	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	261,841,075	--	1,134,809,314
Cost of shares redeemed	(1,340,275,602)	(454,498,665)	(698,057,347)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,097,856,734	(23,381,092)	682,900,096

Change in net assets	404,686,327	(179,149,848)	(107,880,838)

Net Assets:
Beginning of period	3,188,844,511	3,367,994,359	3,475,875,197

End of period	$3,593,530,838	$3,188,844,511	$3,367,994,359

1 The Fund changed its fiscal year end from December 31 to October 31.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class K Shares

(For a Share Outstanding Throughout Each Period)

Year Ended
10/31/2002
Net Asset Value, Beginning of Period	$4.23
Income From Investment Operations:
Net operating loss	(0.05)[3,4]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(0.28)[3]

TOTAL FROM INVESTMENT OPERATIONS	(0.33)

Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.36)

TOTAL DISTRIBUTIONS	(0.36)

Net Asset Value, End of Period	$3.54

Total Return[5]	(8.92)%

Ratios to Average Net Assets:

Expenses	1.95%

Net operating loss	(1.25)%[3]

Expense waiver/reimbursement[7]	0.45%

Supplemental Data:

Net assets, end of period (000 omitted)	$2,603,263

Portfolio turnover	65%

1 The Fund changed its fiscal year end from December 31 to October 31. Effective April 23, 2001, Federated Investment Management Company became the Fund's investment adviser. Prior to April 23, 2001, Edgemont Asset Management Corporation served as the Fund's investment adviser.

2 Beginning with the period ended October 31, 2001, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

3 Effective November 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net operating loss per share, the net realized and unrealized gain (loss) on investments per share, or the ratio of net operating loss to average net assets. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

4 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with results of operations.

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Period Ended	Year Ended December 31,
10/31/2001 [1,2]	2000	1999	1998	1997
$4.43	$5.95	$5.68	$6.37	$5.84

(0.03)[4]	(0.05)	(0.06)	(0.04)	(0.06)
(0.17)	0.76	1.32	0.02	0.80

(0.20)	0.71	1.26	(0.02)	0.74

--	(2.23)	(0.99)	(0.67)	(0.21)

--	(2.23)	(0.99)	(0.67)	(0.21)

$4.23	$4.43	$5.95	$5.68	$6.37

(4.51)%	10.86%	26.01%	0.72%	12.59%

1.95%[6]	1.89%	1.95%	1.96%	1.89%

(0.48)%[6]	(0.80)%	(1.19)%	(0.66)%	(1.00)%

0.30%[6]	0.12%	0.15%	0.11%	0.12%

$3,018,540	$3,367,994	$3,475,875	$4,621,018	$6,008,161

74%	78%	78%	59%	65%

Notes to Financial Statements

October 31, 2002

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Kaufmann Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. The investment objective of the Fund is capital appreciation.

On May 17, 2002, the Fund received a tax-free transfer of assets from Federated Kaufmann Small Cap Fund and Federated Aggressive Growth Fund as follows:

	Shares of the Fund Issued	Federated Kaufmann Small Cap Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of Fund Prior to Combination	Net Assets of Federated Kaufmann Small Cap Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Class A	20,604,354	$ 90,247,069	$ 761,229		$ 245,733,366	$ 90,247,069	$ 335,980,435

Class B	28,725,127	125,241,552	826,277		266,616,904	125,241,552	391,858,456

Class C	4,523,871	19,724,076	213,325		78,496,378	19,724,076	98,220,454

Class K	--	--	6,065,015		3,317,588,744	--	3,317,588,744

TOTAL	53,853,352	$235,212,697	$7,865,846		$3,908,435,392	$235,212,697	$4,143,648,089

	Shares of the Fund Issued	Federated Aggressive Growth Fund Net Assets Received	Unrealized Appreciation	[1]	Net Assets of Fund Prior to Combination	Net Assets of Federated Aggressive Growth Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Class A	18,045,962	$ 79,041,312	$ 220,878		$ 245,733,366	$ 79,041,312	$ 324,774,678

Class B	13,380,970	58,341,029	239,752		266,616,904	58,341,029	324,957,933

Class C	4,100,559	17,878,436	61,898		78,496,378	17,878,436	96,374,814

Class K	--	--	1,759,822		3,317,588,744	--	3,317,588,744

TOTAL	35,527,491	$155,260,777	$2,282,350		$3,908,435,392	$155,260,777	$4,063,696,169

1 Unrealized Appreciation is included in the Federated Kaufmann Small Cap Fund and Federated Aggressive Growth Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuations

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees ("the Trustees").

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/ amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	For the Year Ended 10/31/2002
	Net Investment Income	Net Unrealized Depreciation
Increase (Decrease)	$243,495	$(243,495)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to net operating loss and foreign currency transactions. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$248,158,245	$(295,612,659)	$47,454,414

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of October 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$ 32,228,026

Long-term capital gains	$237,847,238

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term capital gains	--

Unrealized appreciation	$453,638,959

At year end, there were no significant differences between GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales and the tax treatment for amortization of discount.

At October 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $645,538,096, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$239,471,696

2009	$231,330,278

2010	$174,736,122

As a result of the tax-free transfer of assets from Federated Kaufmann Small Cap Fund and Federated Aggressive Growth Fund to the Fund, certain capital loss carryforwards listed above may be limited.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. At October 31, 2002, the Fund had no outstanding futures contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At October 31, 2002, the Fund had no outstanding foreign currency commitments.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver call, or to receive a put at the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2002, the Fund had a realized loss of $6,507,942 on written options.

Contracts	Number of Contracts	Premium
Outstanding at 11/1/2001	--	$--

Options written	110	1,014,200

Options expired	--	--

Options bought to close	(110)	(1,014,200)

Outstanding at 10/31/2002	--	$--

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$364,536,506	$378,377,936

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

Additional information on each restricted held at October 31, 2002 is as follows:

Description	Date of Acquisition	Cost
ACADIA Pharmaceuticals, Inc. -- Series E Pfd.	05/03/2000	$2,000,002

Apollo Investment Fund	05/18/2001 -- 08/21/2002	2,216,155

Aradigm Corp. -- Series A Convertible Pfd.	12/17/2001	6,050,000

Aradigm Corp. -- Warrants 12/17/2006	12/17/2001	--

Ardais Corp. -- Convertible Pfd.	03/02/2001 -- 03/08/2001	9,999,999

Attunity Ltd. -- Warrants 3/21/2005	07/13/2000	--

Attunity Ltd. -- Warrants 3/22/2005	07/13/2000	--

CompBenefits Corp. -- Convertible Participating Pfd.	05/24/1995 -- 07/12/2000	4,090,205

CompBenefits Corp. -- Voting Common	05/24/1995 -- 07/12/2000	176,696

Conceptus, Inc.	11/05/2001	7,950,000

Conceptus, Inc.	04/10/2001	5,000,000

Converge Medical, Inc. -- Series C Pfd.	10/25/2001	3,000,000

Cortex, Inc. -- Series C Convertible Pfd.	02/29/2000	1,000,000

Cortex, Inc. -- Series D Convertible Pfd.	06/18/2001	2,000,000

De Novo (Q) Ventures I, LP	03/09/2000 -- 06/25/2002	5,000,000

DexCom, Inc. -- Series B Pfd.	12/01/2000	3,000,000

Description	Date of Acquisition	Cost
DexCom, Inc. -- Series C Pfd.	05/17/2002	$1,000,001

diaDexus, Inc. -- Series C Pfd.	04/04/2000	4,999,998

Expand Networks Ltd. -- Series C Pfd.	09/22/2000	2,500,000

FA Private Equity Fund IV, LP	03/04/2002	100,000

Genta, Inc.	09/25/2000	1,999,998

Greenfield Technology Venture Fund I, LP	06/15/1998	88,344

Hollywood Media Corp., Sr. Conv. Deb., 6.00%, 5/23/2005	05/23/2002	1,000,000

Incuvest LLC, Pfd.	01/06/2000	5,000,000

Infrastructure Fund	08/11/2000 -- 09/27/2001	350,000

Intermune, Inc.	08/11/2000 -- 01/29/2002	7,701,758

Internet.com Venture Partner III, LLC	05/17/2000 -- 07/28/2000	600,000

Latin Healthcare Fund	11/28/2000 -- 03/20/2002	9,934,956

Medtronic, Inc.	03/15/2000 -- 10/29/2002	11,021,078

Mitokor -- Series F Pfd.	11/09/2001	2,000,010

Mitokor -- Series F1 Pfd.	08/22/2000	2,000,010

Multiplex, Inc. -- Series C Pfd.	02/22/2001	5,000,001

Onyx Pharmaceuticals, Inc. -- Warrants 5/9/2008	05/08/2002	212,892

Peachtree/CB Partners, LLC	03/08/2000 -- 09/11/2002	3,503,863

Peachtree/Heartlab Partners, LLC	04/03/2001 -- 09/26/2001	687,795

Peachtree/Leadscope, LLC	04/30/2002 -- 05/30/2002	3,000,000

Peachtree/Leadscope, LLC	06/30/2000 -- 10/02/2001	712,054

Peachtree/Medichem Partners, LLC	06/07/1999 -- 10/29/2002	1,305,279

Peachtree/Open Networks Partners, LLC	10/05/2000 -- 10/02/2001	990,753

Peachtree/Velquest Partners, LLC	09/14/2000 -- 10/02/2001	494,382

RateXchange Corp. -- Warrants 3/15/2003	03/15/2000	--

Rocket Ventures II, LP	07/20/1999 -- 04/23/2002	5,000,000

Sanarus Medical, Inc. -- Series A Pfd.	11/16/1999 -- 07/16/2001	1,560,000

Sanarus Medical, Inc. -- Series B Pfd.	07/16/2001 -- 09/19/2001	2,504,354

Sensable Technologies, Inc. -- Series B Pfd.	12/23/1997	2,064,237

Sensable Technologies, Inc. -- Series C Pfd.	04/05/2000	1,474,010

ThermoGenesis Corp.	12/29/1998 -- 09/11/2000	835,500

ThermoGenesis Corp.	04/26/2001	2,499,993

ThermoGenesis Corp.	03/26/2002	2,230,000

ThermoGenesis Corp. -- Warrants 3/7/2026	03/26/2002	270,000

ThermoGenesis Corp. -- Warrants 4/6/2027	04/26/2001	--

Western Growth Capital Partners	12/31/1997	205,543

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

TRANSACTIONS WITH AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the year ended October 31, 2002 are as follows:

Affiliates		Purchase Cost	Sales Cost	Dividend Income	Value
	Allegiance Telecom, Inc. Sr. Note, 12.875%, 5/15/2008	$ 5,547,500	$ --	$ 1,214,792	$ 3,167,500

[1]	Anika Therapeutics, Inc.	774,940	--	--	789,212

[1]	Aradigm Corp.	--	4,181,569	--	--

[1]	Aspect Medical Systems, Inc.	4,886,490	--	--	7,612,800

[1]	Bionx Implants, Inc.	--	--	--	2,210,000

[1]	CareScience, Inc.	--	--	--	1,022,250

[1]	Ceradyne, Inc.	4,237,072	--	--	3,321,486

[2]	Conceptus, Inc.	--	--	--	9,950,004

[1,2]	Conceptus, Inc.	--	--	--	8,358,000

[1]	Conceptus, Inc.	--	--	--	9,547,622

	Crown Castle International Corp., Convertible Pfd.	9,005,043	--	106,967	7,773,448

[1]	Curon Medical, Inc.	2,735,135	--	--	1,147,900

[1]	Dispatch Management Service Corp.	--	3,782	--	--

[1]	DJ Orthopedics, Inc.	10,630,674	--	--	4,432,128

[1]	DOV Pharmaceutical, Inc.	7,344,698	--	--	3,615,062

[1]	Exponent, Inc.	5,242,889	--	--	5,236,249

[1]	Federal Agricultural Mortgage Corp.	--	--	--	31,270,000

[1]	Intrado, Inc.	15,327,575	--	--	10,702,176

[1]	Inveresk Research Group, Inc.	31,148,000	--	--	50,284,200

	J.D. Wetherspoon PLC (GBP)	--	--	677,421	91,547,681

[1]	Lincare Holdings, Inc.	--	--	--	201,013,000

[1]	Magma Design Automation, Inc.	57,477,429	--	--	29,646,868

[1]	NMT Medical, Inc.	6,055,772	--	--	3,548,800

[1]	National Dentex Corp.	8,552,559	--	--	6,077,500

[1]	Natus Medical, Inc.	8,208,303	--	--	6,695,150

Affiliates		Purchase Cost	Sales Cost	Dividend Income	Value
[1]	Omnicell, Inc.	$ 5,156,622	$ --	$ --	$ 4,125,300

[1]	Online Resources Corp.	4,411,366	--	--	4,641,000

[1]	Orthofix International NV	--	--	--	25,016,460

[1]	PETsMart, Inc.	--	--	--	321,728,125

[1]	Philadelphia Consolidated Holding Corp.	--	--	--	43,106,720

[1]	Point Therapeutics, Inc.	5,000,000	--	--	1,547,625

[1]	RTW, Inc.	--	--	--	874,460

[1]	Rita Medical Systems, Inc.	6,780,333	--	--	6,153,830

[1]	Staar Surgical Co.	2,976,744	--	--	3,050,000

[1]	Stelmar Shipping Ltd. (GRD)	--	--	--	14,623,056

[1]	TALK America Holdings, Inc.	705,808	--	--	12,220,392

[1]	Unilab Corp.	--	--	--	49,254,450

[1]	VCA Antech, Inc.	18,866,065	--	--	27,538,812

	TOTAL OF AFFILIATED TRANSACTIONS	$221,071,017	$4,185,351	$1,999,180	$1,012,849,266

1 Non-income producing security.

2 Restricted security.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

	Year Ended 10/31/2002		Period Ended 10/31/2001[1]
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	308,335,351	$1,205,705,292	41,367,036	$180,340,778
Shares issued in connection with the tax-free transfer of assets from Federated Kaufmann Small Cap Fund	20,604,354	90,247,069	--	--
Shares issued in connection with the tax-free transfer of assets from Federated Aggressive Growth Fund	18,045,962	79,041,312	--	--
Shares issued to shareholders in payment of distributions declared	1,496,744	6,031,776	--	--
Shares redeemed	(245,634,625)	(944,936,094)	(21,209,425)	(90,660,799)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	102,847,786	$436,089,355	20,157,611	$89,679,979

	Year Ended 10/31/2002		Period Ended 10/31/2001[1]
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	79,175,026	$320,712,455	17,098,334	$77,080,641
Shares issued in connection with the tax-free transfer of assets from Federated Kaufmann Small Cap Fund	28,725,127	125,241,552	--	--
Shares issued in connection with the tax-free transfer of assets from Federated Aggressive Growth Fund	13,380,970	58,341,029	--	--
Shares issued to shareholders in payment of distributions declared	1,446,870	5,830,734	--	--
Shares Redeemed	(17,571,125)	(65,014,969)	(759,358)	(3,206,753)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	105,156,868	$445,110,801	16,338,976	$73,873,888

	Year Ended 10/31/2002		Period Ended 10/31/2001[1]
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	28,626,232	$114,564,775	4,478,742	$20,217,956
Shares issued in connection with the tax-free transfer of assets from Federated Kaufmann Small Cap Fund	4,523,871	19,724,076	--	--
Shares issued in connection with the tax-free transfer of assets from Federated Aggressive Growth Fund	4,100,559	17,878,436	--	--
Shares issued to shareholders in payment of distributions declared	358,506	1,444,779	--	--
Shares redeemed	(5,138,338)	(19,012,323)	(629,658)	(2,698,625)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	32,470,830	$134,599,743	3,849,084	$17,519,331

	Year Ended 10/31/2002		Period Ended 10/31/2001[2]		Year Ended 12/31/2000
Class K Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	37,748,441	$144,835,265	34,790,447	$153,478,198	38,614,486	$246,148,129
Shares issued to shareholders in payment of distributions declared	61,518,039	248,533,786	--	--	248,841,044	1,134,809,314
Shares redeemed	(78,436,518)	(311,312,216)	(81,356,446)	(357,932,488)	(110,894,428)	(698,057,347)

NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	20,829,962	$82,056,835	(46,565,999)	$(204,454,290)	176,561,102	$682,900,096

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	261,305,446	$1,097,856,734	(6,220,328)	$(23,381,092)	176,561,102	$682,900,096

1 Reflects operations for the period from April 23, 2001 (date of initial public investment) to October 31, 2001.

2 The Fund changed its fiscal year from December 31 to October 31.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.425% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify of terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Under the terms of a sub-adviser agreement between the Adviser and the Trust Division of Federated Global Investment Management Corp. ("FGIMC"), FGIMC receives an annual fee from the Adviser equal to 1.175% of the Fund's average daily net assets. In addition, FGIMC may voluntarily choose to reduce its compensation. For the year ended October 31, 2002, FGIMC earned a sub-adviser fee of $37,863,240.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, Class C and Class K shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Redemption Fee

The Fund imposes a redemption fee of 0.20% on the redemption price of the Fund's capital stock shares redeemed, if such shares were purchased after February 1, 1985. The redemption fee is applied to the Fund's expenses for providing redemption services, including, but not limited to: transfer agent fees, postage, printing, telephone and related employment costs. Any excess fee proceeds are added to the Fund's assets. For the year ended October 31, 2002, redemption fees of $629,037 were allocated to cover the cost of redemptions.

Commitments and Contingencies

In the course of pursuing its investment philosophy, the Fund sometimes invests in limited partnerships and limited liability companies. These entities often require the Fund to commit to a total dollar amount to be invested. The actual investments are usually made in installments over a period of time. At October 31, 2002, the Fund had total commitments to limited partnerships and limited liability companies of $39,600,000; of this amount $16,133,845 was actually invested by the Fund leaving the Fund contingently liable for additional investments of $23,466,155.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2002, were as follows:

Purchases	$2,820,506,848

Sales	$2,171,313,749

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At October 31, 2002, the diversification of countries were as follows:

Country	Percentage of Net Assets
United States	93.0%
United Kingdom	2.9%
Bermuda	1.4%
Japan	1.0%
Canada	0.6%
Ireland	0.6%
France	0.5%
Greece	0.4%
Norway	0.4%
Switzerland	0.4%
India	0.2%
Israel	0.0%
Thailand	0.0%

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund hereby designates $237,847,238 as capital gain dividends for the year ended October 31, 2002.

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Kaufmann Fund (the Fund) as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the four years in the period ended December 31, 2000 were audited by other auditors whose report, dated February 1, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Kaufmann Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Ernst & Young LLP

Boston, Massachusetts
December 9, 2002

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Funds. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: April 1984

Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President, Chief Executive Officer and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; President, Chief Executive Officer and Director, Federated Global Investment Management Corp.; President and Chief Executive Officer, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Position: President, Federated Investment Counseling.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 Tamiami Trail N. Naples, FL TRUSTEE Began serving: November 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing, communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

John W. McGonigle Birth Date: October 26, 1938 EXECECUTIVE VICE PRESIDENT AND SECRETARY

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER

Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

James E. Grefenstette Birth Date: November 7, 1962 VICE PRESIDENT

James E. Grefenstette is Vice President of the Fund. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager since 1994. Mr. Grefenstette became a Senior Vice President of the Fund's Adviser in January 2000. He served as a Vice President of the Fund's Adviser from 1996 through 1999 and was an Assistant Vice President of the Fund's Adviser from 1994 until 1996. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT

Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT

Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Kaufmann Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314172644

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

26851 (12/02)

Federated Investors
World-Class Investment Manager

Federated Large Cap Growth Fund

Established 1998

A Portfolio of Federated Equity Funds

4TH ANNUAL REPORT

October 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Large Cap Growth Fund

President's Message

Dear Valued Shareholder:

Federated Large Cap Growth Fund was created in December of 1998, and this is its fourth Annual Report. This fund invests in over 100 major U.S. corporations with average market capitalizations over $30 billion. You can easily recognize most of the fund's holdings. They are some of the largest U.S. companies in ten industry sectors. The fund's net assets totaled $282.1 million on October 31, 2002, and the fund served over 28,827 shareholders.

This report covers the 12-month period from November 1, 2001 through October 31, 2002. It begins with an interview with Angela Kohler, Assistant Vice President, who co-manages the fund with James E. Grefenstette, Senior Vice President, both of Federated Investment Management Company. Following their discussion are two additional items of shareholder interest. First is a complete listing of the fund's highly diversified stock holdings, and second is the publication of the fund's financial statements.

The large-cap stock companies in the fund's portfolio employ tens of thousands of people, have large domestic presences, and are expanding their markets around the globe. Their products are known and used worldwide, and their extensive distribution networks allow them to compete successfully in many countries and in many industries. At the end of the reporting period, the fund's portfolio held easily recognizable names like Microsoft, Pfizer, Wells Fargo, Wal-Mart, and Occidental Petroleum Corp.

Despite the U.S. economy's recession and the extreme volatility in equity markets over the past year, we expect the economy to turn upwards in 2003. As the economy improves, we anticipate that companies owned by the fund should turn in better performance in the coming year. Individual share class total return performance for the period from November 1, 2001 to October 31, 2002 follows.1

	Total Return	Net Asset Value Change
Class A Shares	(18.62)%	$7.95 to $6.47 = (18.62)%
Class B Shares	(19.31)%	$7.82 to $6.31 = (19.31)%
Class C Shares	(19.31)%	$7.82 to $6.31 = (19.31)%

Of course, the fund is a long-term investment, and will always be subject to the day-to-day volatility in the stock market. Regardless of the market's fluctuations, over time, you may increase your opportunity to participate in the growth and earnings of high-quality U.S. corporations by "paying yourself first"--adding to your account on a regular basis through a systematic investment program. You can arrange to withdraw a specific amount from your checking account on a regular basis and purchase more fund shares. Buying shares regularly, (i.e., monthly additions of the same dollar amount) accumulates more shares in your account and reduces your average cost per share.2 Please contact your investment representative for more information about the dollar-cost averaging method of investing.

Thank you for entrusting a portion of your wealth to Federated Large Cap Growth Fund. We welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 16, 2002

1 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (23.07)%, (23.75)% and (20.12)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Angela Kohler, CFA

Assistant Vice President

Federated Investment Management Company

James E. Grefenstette, CFA

Senior Vice President

Federated Investment Management Company

Investment Review

What is your review of the stock market over the past year?

During the past 12-month period, concerns about the actual timing and magnitude of an economic recovery weighed heavily on investor sentiment. The U.S. equities market sold off as headline events, including reports of low quality or fraudulent accounting practices by several significant U.S. corporations, the crackdown on the quality of Wall Street sell-side analyst reporting, insecurity stemming from the threat of global terrorism, and the overhang of growing war-threat with Iraq, led to investor anxiety and uncertainty. Overall, the fund's fiscal year was a period of negative performance, with the S&P 500 down 15.1% and the Russell 1000 Growth Index, a diversified index of large-cap growth stocks, down 20.3%.

How did the fund perform during the reporting period?

Like the overall equity market, the fund performed poorly. For the 12-month reporting period ended October 31, 2002, the fund's total returns for Class A, B and C Shares were (18.62)%, (19.31)%, and (19.31)%, respectively, based on net asset value.1 The fund's Class A Share performance was better than the (19.14)% average return over the same period for the fund's peers in the Lipper Large-Cap Growth Funds category, though comparable for the fund's Class B and C Shares.1 This outperformance was due mainly to holdings in defensive sectors such as Consumer Staples and Materials. Additionally, an underweighted position in large capitalization pharmaceuticals contributed positively to the fund's performance. However, the fund underperformed the (15.11)% return of its benchmark, the S&P 500 Index.2

What are some of the fund's recent portfolio additions?

Some of the fund's recent purchases include:

Amgen (0.7% of net assets) has a strong and relatively low risk earnings growth (20%) due to new product launches and a broad portfolio of products.

Lockheed Martin (0.9% of net assets) engages in the research, design, manufacture and integration of advanced technology products and services.

Southwest Airlines (1.1% of net assets) provides short haul, high frequency, point-to-point, and low-fare air transportation services.

1 Lipper figures represent the average of the total returns reported by the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

2 The S&P 500 Index is an index of common stocks in industry, transportation, finance, and public utilities, denoting general market performance as monitored by Standard & Poor's Ratings Group. The Russell 1000 Growth Index measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged, and investments cannot be made in an index.

What were the fund's top ten holdings as of October 31, 2002, and what were the industry sector weightings?

Name		Percentage of Net Assets
Pfizer, Inc.		2.7%
Dell Computer Corp.		2.5%
Wal-Mart Stores, Inc.		2.5%
Microsoft Corp.		2.4%
Johnson & Johnson		2.0%
Wells Fargo & Co.		1.9%
Abbott Laboratories		1.8%
Qualcomm, Inc.		1.7%
Pharmacia Corp.		1.6%
Lilly (Eli) & Co.		1.6%
TOTAL		20.7%

Sector	Percentage of Net Assets	Percentage of S&P 500 Index
Information Technology	22.1%	14.3%
Healthcare	19.1%	14.9%
Consumer Discretionary	14.7%	13.6%
Financials	11.8%	20.6%
Consumer Staples	11.3%	9.8%
Industrials	8.8%	11.4%
Energy	4.2%	5.8%
Telecommunication Services	2.2%	4.4%
Materials	1.8%	2.6%
Utilities	1.4%	2.6%
Cash	1.6%	--

What is your outlook for the economy and the stock market looking into 2003?

Our stand continues to be that the economy will likely improve through the fourth quarter of 2002 and into 2003, given continued consumer strength and very low industrial inventories. However, we believe that maintaining a near-term, modest defensive posture is warranted for the fund. Relative to our peers, we will favor, for example, an underweight position in the Information Technology sector and be overweight in the Consumer Staples sector.

Should investors continue to hold this fund, and should they consider adding to their account at this time?

Yes. Federated Large Cap Growth Fund has had special appeal for a wide range of investors in the current risk-averse environment. Many long-term investors who want to play a more active role in building their fund accounts use a systematic investment approach.3 Making regular monthly, quarterly or yearly contributions to a fund account can be a convenient way for shareholders to add shares and grow investments through both favorable and challenging environments.

Please note, from 1980 until 2002, many investors--including investment managers--benefited from the very strong bull market. Today, that's changed. For the past three years, we have experienced a bear market. So, investors need an investment plan that can work over time, a method to put money to work in high-quality stocks.

We recommend that you start a plan to invest systematically, if you are not already doing so. Committing smaller amounts of money for investment regularly over time can increase your total number of shares. Stocks can be an important asset class in an IRA, a retirement plan, or a 529 Plan.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Federated Large Cap Growth Fund--Class A Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Large Cap Growth Fund (Class A Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 2002 compared to the S&P 500 Index (S&P 500)2 and Lipper Large-Cap Growth Funds Index (LLCGF).2

Average Annual Total Return[3] for the Period Ended 10/31/2002
One Year	(23.07)%
Start of Performance (12/29/1998)	(12.02)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investors shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charges of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCGF have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LLCGF are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Large Cap Growth Fund--Class B Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Large Cap Growth Fund (Class B Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 2002 compared to the S&P 500 Index (S&P 500)2 and Lipper Large-Cap Growth Funds Index (LLCGF).2

Average Annual Total Return[3] for the Period Ended 10/31/2002
One Year	(23.75)%
Start of Performance (12/29/1998)	(12.00)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investors shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCGF have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LLCGF are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Large Cap Growth Fund--Class C Shares

GROWTH OF $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Large Cap Growth Fund (Class C Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 2002 compared to the S&P 500 Index (S&P 500)2 and Lipper Large-Cap Growth Funds Index (LLCGF).2

Average Annual Total Return[3] for the Period Ended 10/31/2002
One Year	(20.12)%
Start of Performance (12/29/1998)	(11.30)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investors shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LLCGF have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and LLCGF are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2002

Shares			Value
		COMMON STOCKS--97.4%
		Consumer Discretionary--14.7%
63,800	[1,2]	Amazon.com, Inc.	$1,235,168
29,500	[1]	AutoZone, Inc.	2,530,215
117,900	[1]	Bed Bath & Beyond, Inc.	4,180,734
30,085	[1]	Clear Channel Communications, Inc.	1,114,649
41,000		Fortune Brands, Inc.	2,052,460
50,000		Harley Davidson, Inc.	2,615,000
50,800	[1]	Harrah's Entertainment, Inc.	2,133,600
94,100		Home Depot, Inc.	2,717,608
33,900	[1]	Kohl's Corp.	1,981,455
100,500		Lowe's Cos., Inc.	4,193,865
56,500		Omnicom Group, Inc.	3,256,095
28,100		Target Corp.	846,372
65,900	[1]	Viacom, Inc., Class B	2,939,799
130,300		Wal-Mart Stores, Inc.	6,977,565
120,100	[1]	Yum! Brands, Inc.	2,705,853

		TOTAL	41,480,438

		Consumer Staples--11.3%
64,400		Anheuser-Busch Cos., Inc.	3,397,744
49,500		Clorox Co.	2,224,035
64,700		Coca-Cola Co.	3,007,256
145,900		Coca-Cola Enterprises, Inc.	3,478,256
53,400		Colgate-Palmolive Co.	2,935,932
50,300		Diageo PLC, ADR	2,241,871
35,000		Kraft Foods, Inc., Class A	1,382,500
33,690		PepsiCo, Inc.	1,485,729
82,600		Philip Morris Cos., Inc.	3,365,950
37,400		Procter & Gamble Co.	3,308,030
87,100		Sysco Corp.	2,759,328
36,600		Unilever NV	2,342,766

		TOTAL	31,929,397

Shares			Value
		COMMON STOCKS--continued
		Energy--4.2%
37,800		Apache Corp.	$2,043,468
75,300		Baker Hughes, Inc.	2,187,465
81,900		Exxon Mobil Corp.	2,756,754
92,100		Occidental Petroleum Corp.	2,627,613
104,600	[1]	Transocean, Inc.	2,299,108

		TOTAL	11,914,408

		Financials--11.8%
58,900		ACE, Ltd.	1,811,175
44,200		American Express Co.	1,607,554
29,500		American International Group, Inc.	1,845,225
69,500		AmSouth Bancorporation	1,362,200
72,200		Bank of New York Co., Inc.	1,877,200
65,400		Citigroup, Inc.	2,416,530
44,700		Fifth Third Bancorp	2,838,450
32,700		Goldman Sachs Group, Inc.	2,341,320
132,100		J.P. Morgan Chase & Co.	2,741,075
63,600		MBNA Corp.	1,291,716
45,300		Marsh & McLennan Cos., Inc.	2,115,963
17,500		Merrill Lynch & Co., Inc.	664,125
61,000		Morgan Stanley	2,374,120
61,500		State Street Corp.	2,544,255
108,300		Wells Fargo & Co.	5,465,901

		TOTAL	33,296,809

		Healthcare--19.1%
118,800		Abbott Laboratories	4,974,156
29,700		AmerisourceBergen Corp.	2,113,155
44,800	[1]	Amgen, Inc.	2,085,888
33,600	[1,2]	Anthem, Inc.	2,116,800
100,400	[1]	Boston Scientific Corp.	3,778,052
53,400		Cardinal Health, Inc.	3,695,814
81,100	[1]	Guidant Corp.	2,398,127
42,000		HCA, Inc.	1,826,580
97,200		Johnson & Johnson	5,710,500
Shares			Value
		COMMON STOCKS--continued
		Healthcare--continued
81,600		Lilly (Eli) & Co.	$4,528,800
47,700		McKesson Corp.	1,421,937
92,900		Medtronic, Inc.	4,161,920
238,800		Pfizer, Inc.	7,586,676
107,600		Pharmacia Corp.	4,626,800
43,950	[1]	Tenet Healthcare Corp.	1,263,563
15,800		UnitedHealth Group, Inc.	1,437,010

		TOTAL	53,725,778

		Industrials--8.8%
57,000		Automatic Data Processing, Inc.	2,424,210
54,500		First Data Corp.	1,904,230
156,540		General Electric Co.	3,952,635
44,100		ITT Industries, Inc.	2,865,618
43,900		Lockheed Martin Corp.	2,541,810
32,000		Northrop Grumman Corp.	3,300,160
211,000		Southwest Airlines Co.	3,080,600
41,500		United Parcel Service, Inc., Class B	2,490,415
36,600		United Technologies Corp.	2,257,122

		TOTAL	24,816,800

		Information Technology--22.1%
45,400		Adobe Systems, Inc.	1,073,256
84,600	[1]	Affiliated Computer Services, Inc., Class A	3,895,830
267,100	[1]	Altera Corp.	3,130,412
213,900	[1]	Applied Materials, Inc.	3,214,917
287,500	[1]	Cisco Systems, Inc.	3,214,250
245,400	[1]	Dell Computer Corp.	7,020,894
38,800	[1]	Electronic Arts, Inc.	2,526,656
162,630		Intel Corp.	2,813,499
16,100		International Business Machines Corp.	1,270,934
48,100	[1]	Intuit, Inc.	2,497,352
49,800	[1,2]	KLA-Tencor Corp.	1,774,374
41,850	[1]	Microchip Technology, Inc.	1,021,140
128,810	[1]	Microsoft Corp.	6,887,471
148,100		Nokia Oyj, ADR	2,461,422
253,500	[1]	Oracle Corp.	2,583,165
142,200	[1]	Qualcomm, Inc.	4,908,744
96,500	[2]	SAP AG, ADR	1,847,010
Shares			Value
		COMMON STOCKS--continued
		Information Technology--conrtinued
409,639	[1]	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	$3,203,377
134,020		Texas Instruments, Inc.	2,125,557
166,800	[1]	Veritas Software Corp.	2,543,700
122,300	[1]	Xilinx, Inc.	2,322,477

		TOTAL	62,336,437

		Materials--1.8%
153,500		Barrick Gold Corp.	2,313,245
54,800		Ecolab, Inc.	2,644,100

		TOTAL	4,957,345

		Telecommunication Services--2.2%
125,000		AT&T Corp.	1,630,000
26,500		BellSouth Corp.	692,975
94,400		SBC Communications, Inc.	2,422,304
41,300		Verizon Communications, Inc.	1,559,488

		TOTAL	6,304,767

		Utilities--1.4%
57,000	[2]	FPL Group, Inc.	3,361,860
23,400		Southern Co.	694,980

		TOTAL	4,056,840

		TOTAL COMMON STOCKS (IDENTIFIED COST $279,265,747)	274,819,019

		MUTUAL FUND--1.6%
4,424,728		Federated Prime Value Obligations Fund, Class IS (at net asset value)	4,424,728

		TOTAL INVESTMENTS (IDENTIFIED COST $283,690,475)[3]	$279,243,747

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 The cost of investments for federal tax purposes amounts to $294,398,040. The net unrealized depreciation of investments on a federal tax basis amounts to $15,154,293 which is comprised of $11,403,636 appreciation and $26,557,929 depreciation at October 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($282,138,695) at October 31, 2002.

The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2002

Assets:
Total investments in securities, at value (identified cost $283,690,475)		$279,243,747
Short term investments held as collateral for securities lending		9,994,400
Income receivable		201,018
Receivable for investments sold		3,426,771
Receivable for shares sold		356,161

TOTAL ASSETS		293,222,097

Liabilities:
Payable for shares redeemed	$761,700
Payable on collateral due to broker	9,994,400
Accrued expenses	328,302

TOTAL LIABILITIES		11,084,402

Net assets for 44,142,882 shares outstanding		$282,137,695

Net Assets Consist of:
Paid in capital		$743,758,684
Net unrealized depreciation of investments		(4,446,728)
Accumulated net realized loss on investments		(457,174,261)

TOTAL NET ASSETS		$282,137,695

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($144,499,023 ÷ 22,335,787 shares outstanding)		$6.47

Offering price per share (100/94.50 of $6.47)[1]		$6.85

Redemption proceeds per share		$6.47

Class B Shares:
Net asset value per share ($121,571,702 ÷ 19,261,350 shares outstanding)		$6.31

Offering price per share		$6.31

Redemption proceeds per share (94.50/100 of $6.31)[1]		$5.96

Class C Shares:
Net asset value per share ($16,066,970 ÷ 2,545,745 shares outstanding)		$6.31

Offering price per share		$6.31

Redemption proceeds per share (99.00/100 of $6.31)[1]		$6.25

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $31,397)			$3,587,396
Interest (including income on securities loaned of $35,426)			343,400

TOTAL INCOME			3,930,796

Expenses:
Investment adviser fee		$3,033,372
Administrative personnel and services fee		304,146
Custodian fees		31,260
Transfer and dividend disbursing agent fees and expenses		1,208,094
Directors'/Trustees' fees		3,747
Auditing fees		10,521
Legal fees		5,412
Portfolio accounting fees		114,659
Distribution services fee--Class A Shares		502,120
Distribution services fee--Class B Shares		1,342,104
Distribution services fee--Class C Shares		184,907
Shareholder services fee--Class B Shares		447,368
Shareholder services fee--Class C Shares		61,636
Share registration costs		50,618
Printing and postage		119,955
Insurance premiums		1,409
Miscellaneous		4,900

TOTAL EXPENSES		7,426,228

Reimbursement and Expense Reductions:
Reimbursement of investment adviser fee	$(3,070)
Fees paid indirectly from directed brokerage arrangements	(80,652)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTIONS		(83,722)

Net expenses			7,342,506

Net operating loss			(3,411,710)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(55,504,914)
Net change in unrealized appreciation of investments			(11,857,369)

Net realized and unrealized loss on investments			(67,362,283)

Change in net assets resulting from operations			$(70,773,993)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(3,411,710)	$(6,435,713)
Net realized loss on investments	(55,504,914)	(311,415,344)
Net change in unrealized appreciation of investments	(11,857,369)	(34,673,343)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(70,773,993)	(352,524,400)

Share Transactions:
Proceeds from sale of shares	41,258,837	149,150,227
Cost of shares redeemed	(152,627,349)	(217,590,073)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(111,368,512)	(68,439,846)

Change in net assets	(182,142,505)	(420,964,246)

Net Assets:
Beginning of period	464,280,200	885,244,446

End of period (including undistributed net investment income of $0 and $1,080, respectively)	$282,137,695	$464,280,200

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,			Period Ended
	2002	2001	2000	10/31/1999 [1]
Net Asset Value, Beginning of Period	$ 7.95	$13.37	$12.78	$10.00
Income From Investment Operations:
Net operating loss	(0.04)[2]	(0.06)	(0.13)[2]	(0.08)[2]
Net realized and unrealized gain (loss) on investments	(1.44)	(5.36)	0.72	2.86

TOTAL FROM INVESTMENT OPERATIONS	(1.48)	(5.42)	0.59	2.78

Less Distributions:
Distributions from net investment income	--	--	--	(0.00)[3]

Net Asset Value, End of Period	$ 6.47	$ 7.95	$13.37	$12.78

Total Return[4]	(18.62)%	(40.54)%	4.62%	27.83%

Ratios to Average Net Assets:

Expenses	1.46%[5]	1.37%	1.25%	1.20%[6]

Net operating loss	(0.47)%	(0.60)%	(0.84)%	(0.82)%[6]

Expense waiver/reimbursement[7]	0.00%[8]	0.00%[8]	0.00%[8]	0.39%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$144,499	$228,433	$427,514	$105,338

Portfolio turnover	233%	221%	173%	36%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Amount represents less than $0.01 per share.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokeragearrangements. The expense ratio is 1.44% after taking into account these expense reductions.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the expense and the net operating loss ratios shown above.

8 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,			Period Ended
	2002	2001	2000	10/31/1999 [1]
Net Asset Value, Beginning of Period	$ 7.82	$13.24	$12.75	$10.00
Income From Investment Operations:
Net operating loss	(0.09)[2]	(0.16)	(0.24)[2]	(0.15)[2]
Net realized and unrealized gain (loss) on investments	(1.42)	(5.26)	0.73	2.90

TOTAL FROM INVESTMENT OPERATIONS	(1.51)	(5.42)	0.49	2.75

Net Asset Value, End of Period	$ 6.31	$ 7.82	$13.24	$12.75

Total Return[3]	(19.31)%	(40.94)%	3.84%	27.53%

Ratios to Average Net Assets:

Expenses	2.21%[4]	2.12%	2.00%	1.95%[5]

Net operating loss	(1.22)%	(1.35)%	(1.59)%	(1.57)%[5]

Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.00%[7]	0.39%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$121,572	$205,699	$400,171	$145,310

Portfolio turnover	233%	221%	173%	36%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 2.19% after taking into account these expense reductions.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,			Period Ended
	2002	2001	2000	10/31/1999 [1]
Net Asset Value, Beginning of Period	$ 7.82	$13.23	$12.75	$10.00
Income From Investment Operations:
Net operating loss	(0.09)[2]	(0.15)	(0.24)[2]	(0.15)[2]
Net realized and unrealized gain (loss) on investments	(1.42)	(5.26)	0.72	2.90

TOTAL FROM INVESTMENT OPERATIONS	(1.51)	(5.41)	0.48	2.75

Net Asset Value, End of Period	$ 6.31	$ 7.82	$13.23	$12.75

Total Return[3]	(19.31)%	(40.89)%	3.76%	27.53%

Ratios to Average Net Assets:

Expenses	2.21%[4]	2.12%	2.00%	1.95%[5]

Net operating loss	(1.22)%	(1.35)%	(1.59)%	(1.57)%[5]

Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.00%[7]	0.39%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$16,067	$30,148	$57,560	$14,892

Portfolio turnover	233%	221%	173%	36%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 2.19% after taking into account these expense reductions.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2002

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Large Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is appreciation of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. Government securities are generally valued at the mean of the latest bid and asked prices as furnished by an independent pricing service. Short-term securities are valued at the prices as provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatment for wash sale adjustments. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income
$(3,410,630)	$3,410,630

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

As of October 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$--

Long-term capital gains	$--

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$--

Undistributed long-term gains	$--

Unrealized depreciation	$(15,154,293)

At year end there were no significant differences between the GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of wash loss deferrals.

At October 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $446,466,695, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 5,068,154

2008	$ 70,273,043

2009	$294,478,872

2010	$ 76,646,626

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$9,579,212	$9,994,400

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2002		2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,590,577	$28,224,148	8,281,066	$87,529,377
Shares redeemed	(9,974,031)	(77,628,595)	(11,541,475)	(117,255,343)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(6,383,454)	$(49,404,447)	(3,260,409)	$(29,725,966)

Year Ended October 31	2002		2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,363,274	$10,810,222	4,507,132	$48,422,942
Shares redeemed	(8,411,616)	(62,773,760)	(8,418,892)	(82,773,359)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(7,048,342)	$(51,963,538)	(3,911,760)	$(34,350,417)

Year Ended October 31	2002		2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	294,197	$2,224,467	1,260,578	$13,197,908
Shares redeemed	(1,604,831)	(12,224,994)	(1,754,482)	(17,561,371)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,310,634)	$(10,000,527)	(493,904)	$(4,363,463)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(14,742,430)	$(111,368,512)	(7,666,073)	$(68,439,846)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended October 31, 2002, Class A Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2002, the Fund's expenses were reduced by $80,652 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. Government securities and short-term securities (and in-kind contributions), for the year ended October 31, 2002, were as follows:

Purchases	$892,835,941

Sales	$995,584,349

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2002, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE SHAREHOLDERS OF FEDERATED LARGE CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Large Cap Growth Fund (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended October 31, 2002 and 2001, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Large Cap Growth Fund as of October 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 6, 2002

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Funds. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: April 1984

Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President, Chief Executive Officer and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; President, Chief Executive Officer and Director, Federated Global Investment Management Corp.; President and Chief Executive Officer, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Position: President, Federated Investment Counseling.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 Tamiami Trail N. Naples, FL TRUSTEE Began serving: November 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing, communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

John W. McGonigle Birth Date: October 26, 1938 EXECECUTIVE VICE PRESIDENT AND SECRETARY

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Richard J. Thomas Birth Date: June 17, 1954 TREASURER

Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

James E. Grefenstette Birth Date: November 7, 1962 VICE PRESIDENT

James E. Grefenstette is Vice President of the Fund. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager since 1994. Mr. Grefenstette became a Senior Vice President of the Fund's Adviser in January 2000. He served as a Vice President of the Fund's Adviser from 1996 through 1999 and was an Assistant Vice President of the Fund's Adviser from 1994 until 1996. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT

Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT

Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Large Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314172842
Cusip 314172834
Cusip 314172826

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G02516-01 (12/02)

Federated Investors
World-Class Investment Manager

Federated Market Opportunity Fund

Established 2000

Annual Report October 31, 2002

A Portfolio of Federated Equity Funds

J. Christopher Donahue

President Federated Market Opportunity Fund

Annual Report

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

I am pleased to present the second Annual Report of Federated Market Opportunity Fund. This report covers the period from November 1, 2001 through October 31, 2002. This fund's stated investment objective is to seek moderate capital appreciation and high current income. The fund invests in equity securities that are undervalued or out of favor, or securities that may have defensive characteristics relative to the overall equity market. Since the fund's start of performance on December 4, 2000, our selection process and investment results have been quite satisfactory.

The initial net asset value of the fund's Class A Shares was $10.00, and ended the reporting period at $10.77. During this 12-month reporting period, Class A shareholders received quarterly dividends of $0.105/share and a small short-term capital gain of $0.0362/share. These dividend payments are in line with our investment objective of high current income.

The report begins with a discussion with the fund's portfolio manager, Steven J. Lehman, Vice President of Federated Investment Management Company. Following his discussion are two additional items of shareholder interest. First is a complete listing of the fund's highly diversified, dividend-paying stock holdings, and second is the fund's financial statements.

The fund has been able to achieve respectable returns in extremely volatile, adverse market conditions. Additionally, the fund's net asset growth has topped $360 million from a very modest beginning. Shareholders have been rewarded with the fund's absolute performance, low price-to-earnings ratio, plus good dividend income.

This fund gives shareholders the opportunity to pursue moderate capital appreciation and earn attractive quarterly income from more than 80 primarily domestic companies considered undervalued, out of favor, or overlooked. Though most of these companies are not well known, they have demonstrated strong performance in the recent difficult years. Many of these stocks have held or increased their value during this highly volatile market environment. Moreover, these companies generally have strong free cash flow over capital and dividend requirements, and their management teams have shown strong shareholder awareness. As of October 31, 2002, the fund's portfolio held names like Bunge Ltd., Health Care Property, Norsk Hydro, Placer Dome, Inc., Prologis Trust, Safeway PLC, and UST, Inc. Please take time to review the fund's portfolio, its industry weightings, and cash position.

Another benefit of the fund, as Steve explains, is that Federated Market Opportunity Fund owns many stocks not widely held by other mutual funds or investors. It, therefore, tends to have very low correlation to the Standard & Poor's 500 Index ("S&P 500") and to the technology-heavy Nasdaq Composite Index.1 Please note the fund's top ten holdings do not exceed 25% of the fund's assets. In other words, the largest fund holding is 3.0% of net assets, and no large bets are made on individual stocks. However, there are some industry overweightings in real estate investment trusts (REITs), and in Materials, which includes gold stocks.

During the reporting period, an eclectic group of stocks led the fund's top performers as the stock market's daily volatility continued. The fund's selection process focused on corporations with relatively low price-to-earnings ratios--less than half the average price-to-earnings ratio of the S&P 500. Individual share class total return performance, including income and capital gains distributions, follows.2

	Total Return	Income	Capital Gains	Net Asset Value Change
Class A Shares	0.56%	$0.420	$0.0362	$11.14 to $10.77 = (3.32)%
Class B Shares	(0.19)%	$0.343	$0.0362	$11.12 to $10.74 = (3.42)%
Class C Shares	(0.20)%	$0.342	$0.0362	$11.11 to $10.73 = (3.42)%

1 The S&P 500 is an unmanaged index comprising stocks in industry, transportation, financial and public utility companies. The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq stock market. Investments cannot be made in an index.

2 Performance quoted is based on net asset value ("NAV"), reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price for Class A, B, and C shares were (4.98)%, (5.51)%, and (1.17)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Like all mutual funds, Federated Market Opportunity Fund should be considered as a long-term investment and is subject to market volatility. We strongly urge shareholders to continue to add to their accounts to build a base for future income needs.

You can put the market's fluctuations to work for you with two easy ways to increase your share ownership. First, you can reinvest your quarterly dividends and capital gains in additional shares. Second, you can "pay yourself first" by adding to your account on a regular basis through a systematic investment program. A program to buy shares regularly (i.e., monthly or quarterly additions of the same dollar amount) accumulates more shares in your account and reduces your average cost per share.3 You can contact your investment representative for more information.

Thank you for entrusting a portion of your wealth to Federated Market Opportunity Fund. We welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue

President

December 16, 2002

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchasing during periods of low price levels.

Steven J. Lehman, CFA

Vice President Federated Investment Management Company

Investment Review

Q. The stock market was unusually volatile during the fund's reporting period, which made it particularly challenging for stock funds. What are your comments?

A. Despite their recent upward movement in October 2002, U.S. stock prices are still well below their March 2000 levels and, I believe, still overvalued relative to their historical norm. Over the 12-month reporting period, the bear market has followed a historic market bubble pattern: Major market indexes have swung wildly in a generally declining trend. Despite the best October in decades for the market, the S&P 500 returned (15.11)% over the past 12 months.

For most of the reporting period, it was a particularly good time to steer clear of stocks in the Information Technology and Communications Services sectors, which is exactly what this fund did. Although the market recovered to some degree by October 31, 2002, Federated Market Opportunity Fund Class A Shares' total returns based on NAV maintained a considerable lead, on both a since-inception and year-to-date basis (data as of October 31, 2002) as noted below.

	FMOPF	Russell Midcap Value Index (RMCV)[1]	S&P 500
Year to date	(3.45)%	(12.93)%	(21.84)%
1 Year	0.56%	(2.97)%	(15.11)%
Since 12/4/00 (Annualized)	8.25%	(2.44)%	(17.88)%

1 The RMCV measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values. Investments cannot be made directly in an index.

Q. Compared to the market in general, it was a period of good performance for Federated Market Opportunity Fund. What were the numbers?

A. For the reporting period, the fund's Class A, B, and C shares produced total returns of 0.56%, (0.19)%, and (0.20)%, respectively, based on NAV. The fund's returns were better than the (2.97)% total return of its benchmark, the RMCV, for the same reporting period. The fund also handily outperformed the (15.11)% return of the S&P 500.

Q. What sectors and holdings accounted for the fund's performance?

A. The fund's 26.3% allocation to the Financials sector (including a 25% allocation to REITs) and a cash position of about 30% for most of the last twelve months provided lower volatility amid market turbulence. Our emphasis on high current income and undervalued, overlooked stocks that offer potentially low price risk was particularly appropriate, as was our avoidance of banks, technology, media, and telecommunications stocks. REITs and gold stocks generally did well, as investors appreciated the stable earnings and high dividend yields of REITs. From the long-term perspective, gold stocks may be emerging from a 20-year bear market, while U.S. stocks are coming off an 18-year bull market.

The fund's best stocks had the following returns: Bunge, up 32%; Coors, up 31%; Dole Food, up 44%; Newcrest Mining, up 51%; Normandy Mining, up 44%; Pan Pacific Retail Properties, up 21%; and Prologis Trust, up 21%. These stocks are in the Consumer Staples, Materials and Financials industry sectors.

The weakest returns were from utility and energy merchant companies including Allegheny Energy, Aquila, Mirant, and TXU, as utilities clearly have become much riskier, economically sensitive companies. It is very difficult to own 80-90 issues and not have a few losers, but we try to avoid doing so.

The stock of Bunge Ltd., one of the world's largest soybean processors, rose 32% while the fund owned it during the reporting period.

Q. Do you still like real estate investment trusts (REITs)?

A. Yes, although real estate fundamentals have weakened considerably, their valuations are still selectively attractive. Most REITs are outperforming their local markets, a number of companies have relatively few leases coming due in the next 12 months, and a growing number of REITs have begun substantial share buybacks because their stock prices are well below the net asset value of their real estate. I favor the healthcare REITs, as well as selective leaders in the industrial, neighborhood retail, self-storage, and triple net lease. The fund's holdings in the Financials sector contribute about an 8% income factor.

Q. What industry sectors have you underweighted and overweighted?

A. Our investment strategy remains unchanged. We continue to strive to "buy low and sell high" while remaining highly flexible and opportunistic. REITs remain our favored investment because of their steady earnings and dividend growth, stable cash flows, and high dividend yields, which compare favorably to the stock market as a whole. We continue to generally avoid discretionary, bank and technology stocks.

Q. What were some of the fund's recent purchases and sales?

A. Our recent purchases included the following:

Norsk Hydro ASA, ADR (2.6% of net assets) is a Norwegian energy, aluminum, and fertilizer producer that has a low valuation and generates large amounts of cash. Currently, the holding yields 2.6%.

Prologis Trust (2.3% of net assets) is a leading REIT that is building an unmatched assortment of distribution facilities in the U.S., Europe, and Japan. Currently, the holding yields 5.9%.

Placer Dome, Inc. (1.9% of net assets) is a Canadian gold producer that we believe is undervalued and in an attractive sector. Currently, the holding yields 1.9%.

The three issues above are examples of the fund's contrarian investment philosophy, which is to select undervalued, out-of-favor securities that have defensive characteristics and good yields. Many of the fund's other holdings provide downside protection and good income opportunities as well.

Among our most recent sales were: Cinergy, a U.S. utility whose shares rose sharply this summer; Conagra Foods shares had risen significantly, and better values and stronger balance sheets seemed to lie elsewhere; and, HRPT Properties Trust is a REIT that was inexpensive but will likely be constrained by recent decisions that favor management over shareholders.

Though current energy prices are depressed, the stocks still seem quite undervalued, and we have added to holdings in this area.

Q. What were the fund's top ten holdings as of October 31, 2002, and what were the industry weightings?

A. The holdings and sector weightings were as follows:

Name	Percentage of Net Assets	Current Yield
Healthcare Realty Trust, Inc.	3.0%	7.8%
Health Care Property Investors, Inc.	3.0%	7.7%
Norsk Hydro ASA, ADR	2.6%	2.6%
UST, Inc.	2.6%	6.3%
Prologis Trust	2.3%	5.9%
Placer Dome, Inc.	1.9%	1.9%
Boots Co. PLC, ADR	1.9%	4.2%
Husky Energy, Inc.	1.8%	2.3%
OMV AG, ADR	1.7%	2.9%
Public Storage, Inc.	1.6%	6.1%
TOTAL	22.4%

Sector	Percentage of Net Assets	Percentage of RMCV
Financials	26.2%	31.6%
Utilities	16.2%	12.4%
Energy	9.9%	6.4%
Materials	8.8%	7.9%
Consumer Staples	8.2%	4.1%
Industrials	1.9%	9.7%
Consumer Discretionary	1.7%	16.4%
Information Technology	1.7%	6.4%
Telecommunication Services	1.6%	1.0%
Health Care	1.3%	4.1%
Other	22.3%	12.4%

...although real estate fundamentals have weakened considerably, their valuations are still selectively attractive.

Q. What is your outlook for the stock market?

A. There are still fundamental imbalances in the U.S. economy. Corporations took on more debt and risk than they could afford, and now we are seeing the results. Earnings predictability is at a 60-year low, and we often do not even know what companies earned recently due to the accounting scandals. I think the U.S. economy and the stock market will probably be in for a highly volatile period until the effects of the "bubble" are entirely out of the system.

Q. What advice would you give to those investors who might be considering throwing in the towel on stocks altogether?

A. I know that many investors have been badly burned in recent years, and that those losses hurt deeply. Yet is it still important to maintain some exposure to stocks. The question is how best to get that exposure. It is a time to be prudent --the risks have to be carefully managed. It is never too late to get it right. Furthermore, this portfolio is not similar to what most investors own--it is more defensive and has a history of providing high current income. Looking out 3-5-7 years--to be conservative, defensive and not inline with S&P 500 or the Dow Jones Industrial Average, an investment in this fund might make good common sense.

What was stated in last year's annual report still holds true: "Diversification is of renewed interest to investment advisors after the wild swings between `value' and `growth' style stocks over the last two years, but many mutual funds still generally move with the S&P 500." It seems to me that investors may be more successful if they allocate a portion of their wealth to an approach that is not tied closely to the major stock indexes. The fund continues to seek superior risk/reward opportunities, while avoiding conventional approaches toward a market that still seems to present high risks. Your fund's goal remains to achieve respectable positive returns in normal market conditions and to avoid absolute losses in adverse market conditions.

I greatly appreciate the support that our shareholders have demonstrated, as assets have increased sharply over the fund's fiscal year.

Federated Market Opportunity Fund -- Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Market Opportunity Fund (Class A Shares) (the "Fund") fromDecember 4, 2000 (start of performance) to October 31, 2002compared to the Russell Midcap Value Index (RMCV).2

Average Annual Total Return[3] for the Year Ended 10/31/2002
1 Year	(4.98)%
Start of Performance (12/4/2000)	5.10%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCV has been adjusted to reflect reinvestment of all dividends on securities in the index.

2 The RMCV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable sales charges.

Federated Market Opportunity Fund -- Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Market Opportunity Fund (Class B Shares) (the "Fund") fromDecember 4, 2000 (start of performance) to October 31, 2002compared to the Russell Midcap Value Index (RMCV).2

Average Annual Total Return[3] for the Year Ended 10/31/2002
1 Year	(5.51)%
Start of Performance (12/4/2000)	5.14%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.75% contingent deferred sales charge on any redemption less than two years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCV has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMCV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Federated Market Opportunity Fund -- Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Market Opportunity Fund (Class C Shares) (the "Fund") fromDecember 4, 2000 (start of performance) to October 31, 2002compared to the Russell Midcap Value Index (RMCV).2

Average Annual Total Return[3] for the Year Ended 10/31/2002
1 Year	(1.17)%
Start of Performance (12/4/2000)	7.44%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCV has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMCV is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Portfolio of Investments

October 31, 2002

Shares			Value
		COMMON STOCKS--59.0%
		Construction & Engineering--0.4%
69,100		Fluor Corp.	$1,634,215

		Construction Materials--0.5%
98,700	[1]	Cemex SA de CV, ADR	2,000,649

		Containers & Packaging--1.0%
209,582	[1]	Mayr-Melnhof Karton AG, ADR	3,456,259

		Diversified Telecommunication Services--1.6%
48,500		Alltel Corp.	2,410,935
263,700	[1]	Telstra Corp. Ltd., ADR	3,491,388

		TOTAL	5,902,323

		Electric Utilities--2.9%
134,100	[1]	Allegheny Energy, Inc.	764,370
202,800		CenterPoint Energy, Inc.	1,435,824
238,600		Iberdrola SA	2,829,699
186,700		Pinnacle West Capital Corp.	5,320,950

		TOTAL	10,350,843

		Food & Drug Retailing--3.3%
362,700	[1]	Boots Co. PLC, ADR	6,752,604
711,600	[2]	Safeway PLC	2,383,860
786,800		Safeway PLC	2,730,697

		TOTAL	11,867,161

		Food Products--2.4%
212,400		Bunge Ltd.	5,390,712
54,400		Cadbury Schweppes PLC, ADR	1,425,280
58,100		Dole Food Co., Inc.	1,706,978

		TOTAL	8,522,970

		Gas Utilities--0.6%
132,000		NiSource, Inc.	2,180,640

		Health Care Providers & Services--0.7%
248,400	[1]	Mayne Group Ltd., ADR	2,481,516

		Insurance--0.5%
85,000		UNUMProvident Corp.	1,744,200

		Metals & Mining--4.5%
115,700		Anglogold Ltd., ADR	2,912,169
200,800		Barrick Gold Corp.	3,026,056
Shares			Value
		COMMON STOCKS--continued
		Metals & Mining--continued
169,000	[1,2]	Lihir Gold Ltd., ADR	$2,070,250
779,600	[1]	Placer Dome, Inc.	6,759,132
226,100	[1]	Sons of Gwalia Ltd., ADR	1,662,739

		TOTAL	16,430,346

		Multi-Utilities & Unregulated Power--0.2%
156,700	[1]	Aquila, Inc.	579,790

		Oil & Gas--9.0%
49,000		ConocoPhillips	2,376,500
620,000		Husky Energy, Inc.	6,330,747
119,500		Marathon Oil Corp.	2,497,550
250,500		Norsk Hydro ASA, ADR	9,524,010
314,100		OMV AG, ADR	6,090,525
428,400	[1]	Santos Ltd., ADR	5,826,240

		TOTAL	32,645,572

		Pharmaceuticals--0.6%
57,500		GlaxoSmithKline PLC, ADR	2,167,175

		Real Estate--25.7%
192,500		Archstone-Smith Trust	4,415,950
128,800		Arden Realty Group, Inc.	2,756,320
99,500		Avalonbay Communities, Inc.	3,751,150
25,400		Camden Property Trust	796,036
88,900	[1]	Capital Automotive REIT	2,178,050
138,800		CarrAmerica Realty Corp.	3,295,112
132,500		Chateau Communities, Inc.	2,956,075
108,000		Duke Realty Corp.	2,624,400
107,900		Gables Residential Trust	2,443,935
250,500		Health Care Property Investors, Inc.	10,821,600
352,100		Healthcare Realty Trust, Inc.	10,901,016
89,100		Heritage Property Investment Trust	2,125,035
150,000		Highwoods Properties, Inc.	3,000,000
69,200		Kimco Realty Corp.	2,096,760
86,400		Liberty Property Trust	2,534,976
126,400		Mack-Cali Realty Corp.	3,651,696
116,400		Mid-Atlantic Realty Trust	1,914,780
262,900	[1]	Nationwide Health Properties, Inc.	4,479,816
76,000	[1]	Pan Pacific Retail Properties, Inc.	2,546,000
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Real Estate--continued
346,200		Prologis Trust	$8,378,040
202,000		Public Storage, Inc.	5,942,840
179,000	[1]	Reckson Associates Realty Corp., Class B	3,794,800
73,500		Regency Centers Corp.	2,297,610
313,800		Senior Housing Properties Trust	3,213,312

		TOTAL	92,915,309

		Tobacco--2.6%
303,600		UST, Inc.	9,287,124

		Water Utilities--2.5%
378,800		Kelda Group PLC	2,238,505
447,837		Pennon Group PLC	4,396,791
250,000	[2]	Severn Trent PLC	2,579,528

		TOTAL	9,214,824

		TOTAL COMMON STOCKS (IDENTIFIED COST $227,639,472)	213,380,916

		CORPORATE BONDS--4.6%
		Auto Components--1.1%
$4,600,000	[1]	Tower Automotive, Inc., Conv. Bond, 5.00%, 8/1/2004	4,079,832

		Multi-Utilities & Unregulated Power--2.4%
9,690,000		Calpine Corp., Conv. Bond, 4.00%, 12/26/2006	3,309,426
7,400,000		Mirant Corp., Conv. Bond, 2.50%, 6/15/2021	2,196,616
6,900,000		Mirant Corp., Conv. Bond, 5.75%, 7/15/2007	3,174,000

		TOTAL	8,680,042

		Semiconductor Equipment & Products--1.1%
3,600,000	[3]	Advanced Micro Devices, Inc., 4.75%, 2/1/2022	2,124,000
3,300,000		Advanced Micro Devices, Inc., 4.75%, 2/1/2022	1,932,381

		TOTAL	4,056,381

		TOTAL CORPORATE BONDS (IDENTIFIED COST $23,253,175)	16,816,255

		PREFERRED STOCKS--13.7%
		Aerospace & Defense--1.2%
79,700		Raytheon Co., DECS, $4.13	4,199,393

		Construction Materials--0.4%
44,800		Texas Industries, Inc., Conv. Pfd., $2.75	1,400,000

		Containers & Packaging--1.0%
72,200		Amcor Ltd., PRIDES, $3.63	3,564,875

		Electric Utilities--5.6%
205,200		CMS Energy Corp., PEPS, $1.81	2,995,920
Shares			Value
		PREFERRED STOCKS--continued
		Electric Utilities--continued
75,700	[1]	Dominion Resources, Inc., Conv. Pfd., $3.95	$3,421,640
62,400		FPL Group, Inc., DECS, $3.71	3,319,680
69,700		FPL Group, Inc., DECS, $4.39	3,844,652
152,200	[1]	PPL Capital Fund Trust, Conv. Pfd., $1.94	2,891,800
31,100		TXU Corp., Conv. Pfd., $4.38	777,500
123,800		TXU Corp., PRIDES, $3.85	3,070,240

		TOTAL	20,321,432

		Gas Utilities--0.5%
56,000	[1]	NiSource, Inc., Conv. Pfd., $3.88	1,876,000

		IT Consulting & Services--0.5%
109,700		Electronic Data Systems Corp., PRIDES, $3.81	2,007,510

		Metals & Mining--1.3%
159,300	[1]	Freeport-McMoRan Copper & Gold, Inc., Conv. Pfd., $1.75	2,489,062
47,500	[1]	Inco Ltd., Conv. Pfd., $2.75	2,357,188

		TOTAL	4,846,250

		Multi-Utilities & Unregulated Power--1.5%
240,400		Aquila, Inc., Conv. Pfd., $2.44	1,202,000
140,100	[1]	El Paso Corp., Conv. Pfd., $2.38	2,584,845
107,100	[1]	Mirant Trust, Conv. Pfd., Series A, $3.13	1,569,015

		TOTAL	5,355,860

		Oil & Gas--0.9%
109,300		Valero Energy Corp., Conv. Pfd., $1.94	3,125,980

		Road & Rail--0.3%
20,200		Union Pacific Corp., Conv. Pfd., $3.13	1,040,704

		Specialty Retail--0.5%
113,000	[1]	United Rentals, Inc., Conv. Pfd., $3.25	2,019,875

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $57,979,871)	49,757,879

Principal Amount or Shares			Value
		U.S. TREASURY OBLIGATION--0.8%
		United States Treasury Bill--0.8%
$2,775,000	[4]	United States Treasury Bill, 1.63%, 1/16/2003 (identified cost $2,765,452)	$2,767,535

		MUTUAL FUND--21.5%
77,729,980		Prime Value Obligations Fund, Class IS (at net asset value)	77,729,980

		TOTAL INVESTMENTS (IDENTIFIED COST $389,367,950)[5]	$360,452,565

1 Certain shares are temporarily on loan to unaffiliated broker/dealers.

2 Non-income producing security.

3 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. This security has been deemed liquid based upon criteria approved by the Fund's Boards of Directors. At October 31, 2002 this security amounted to $2,124,000 which represents 0.6% of net assets.

4 The issue shows the rate of discount at time of purchase.

5 The cost of investments for federal tax purposes is $389,253,140. The net unrealized depreciation of investments on a federal tax basis amounts to $28,800,575 which is comprised of $8,436,215 appreciation and $37,236,790 depreciation at October 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($361,728,498) at October 31, 2002.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PEPS	--Participating Equity Preferred Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2002

Assets:
Total investments in securities, at value (identified cost $389,367,950)		$360,452,565
Short-term investments held as collateral for securities lending		26,709,609
Income receivable		1,082,395
Receivable for investments sold		6,643,201
Receivable for shares sold		4,704,762

TOTAL ASSETS		399,592,532

Liabilities:
Payable for investments purchased	$3,920,333
Payable for shares redeemed	7,055,048
Payable on collateral due to broker	26,709,609
Accrued expenses	179,044

TOTAL LIABILITIES		37,864,034

Net assets for 33,645,929 shares outstanding		$361,728,498

Net Assets Consist of:
Paid in capital		$387,542,605
Net unrealized depreciation of investments and foreign currency		(28,914,759)
Accumulated net realized gain on investments and foreign currency		2,836,101
Undistributed net investment income		264,551

TOTAL NET ASSETS		$361,728,498

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($189,611,337 ÷ 17,608,635 shares outstanding)		$10.77

Offering price per share (100/94.50 of $10.77)[1]		$11.40

Redemption proceeds per share		$10.77

Class B Shares:
Net asset value per share ($115,530,738 ÷ 10,761,693 shares outstanding)		$10.74

Offering price per share		$10.74

Redemption proceeds per share (94.50/100 of $10.74)[1]		$10.15

Class C Shares:
Net asset value per share ($56,586,423 ÷ 5,275,601 shares outstanding)		$10.73

Offering price per share		$10.73

Redemption proceeds per share (99.00/100 of $10.73)[1]		$10.62

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $268,280)			$9,478,228
Interest (including income on securities loaned of $31,048)			1,987,395

TOTAL INCOME			11,465,623

Expenses:
Investment adviser fee		$1,627,274
Administrative personnel and services fee		185,000
Custodian fees		20,661
Transfer and dividend disbursing agent fees and expenses		217,604
Directors'/Trustees' fees		7,643
Auditing fees		17,833
Legal fees		4,496
Portfolio accounting fees		78,982
Distribution services fee--Class B Shares		562,602
Distribution services fee--Class C Shares		280,720
Shareholder services fee--Class A Shares		261,317
Shareholder services fee--Class B Shares		187,534
Shareholder services fee--Class C Shares		93,574
Share registration costs		93,355
Printing and postage		54,280
Insurance premiums		85
Miscellaneous		1,867

TOTAL EXPENSES		3,694,827

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(7,981)
Fees paid indirectly from directed brokerage arrangements	(6,013)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(13,994)

Net expenses			3,680,833

Net investment income			7,784,790

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			3,211,650
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(28,860,050)

Net realized and unrealized loss on investments and foreign currency transactions			(25,648,400)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS			$(17,863,610)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 10/31/2002	Period Ended 10/31/2001 [1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$7,784,790	$1,289,083
Net realized gain on investments and foreign currency transactions	3,211,650	293,756
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	(28,860,050)	(51,281)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(17,863,610)	1,531,558

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(4,514,921)	(486,769)
Class B Shares	(2,346,246)	(419,193)
Class C Shares	(1,161,104)	(256,084)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(120,774)	--
Class B Shares	(115,054)	--
Class C Shares	(61,910)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(8,320,009)	(1,162,046)

Share Transactions:
Proceeds from sale of shares	425,819,496	100,799,308
Net asset value of shares issued to shareholders in payment of distributions declared	7,266,031	1,034,849
Cost of shares redeemed	(133,273,278)	(14,103,801)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	299,812,249	87,730,356

Change in net assets	273,628,630	88,099,868

Net Assets:
Beginning of period	88,099,868	--

End of period (including undistributed net investment income of $264,551 and $127,021, respectively)	$361,728,498	$88,099,868

1 For the period from December 4, 2000 (start of performance) to October 31, 2001.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 10/31/2002	Period Ended 10/31/2001 [1]
Net Asset Value, Beginning of Period	$11.14	$10.00
Income From Investment Operations:
Net investment income	0.39 [2]	0.42
Net realized and unrealized gain (loss) on investments and foreign currency	(0.30)[2]	1.13

TOTAL FROM INVESTMENT OPERATIONS	0.09	1.55

Less Distributions:
Distributions from net investment income	(0.42)	(0.41)
Distributions from net realized gain on investments and foreign currency transactions	(0.04)	--

TOTAL DISTRIBUTIONS	(0.46)	(0.41)

Net Asset Value, End of Period	$10.77	$11.14

Total Return[3]	0.56%	15.67%

Ratios to Average Net Assets:

Expenses	1.31%[4]	1.28%[5]

Net investment income	3.90%[2]	4.63%[5]

Expense waiver/reimbursement[6]	0.00%[7]	0.99%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$189,611	$36,774

Portfolio turnover	105%	60%

1 Reflects operations for the period from December 4, 2000 (start of performance) to October 31, 2001.

2 Effective November 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 3.75% to 3.90%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

7 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 10/31/2002	Period Ended 10/31/2001 [1]
Net Asset Value, Beginning of Period	$11.12	$10.00
Income From Investment Operations:
Net investment income	0.35 [2]	0.38
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)[2]	1.10

TOTAL FROM INVESTMENT OPERATIONS	0.00	1.48

Less Distributions:
Distributions from net investment income	(0.34)	(0.36)
Distributions from net realized gain on investments and foreign currency transactions	(0.04)	--

TOTAL DISTRIBUTIONS	(0.38)	(0.36)

Net Asset Value, End of Period	$10.74	$11.12

Total Return[3]	(0.19)%	15.00%

Ratios to Average Net Assets:

Expenses	2.06%[4]	2.03%[5]

Net investment income	3.30%[2]	3.81%[5]

Expense waiver/reimbursement[6]	0.00%[7]	0.99%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$115,531	$33,481

Portfolio turnover	105%	60%

1 Reflects operations for the period from December 4, 2000 (start of performance) to October 31, 2001.

2 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 3.16% to 3.30%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

7 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 10/31/2002	Period Ended 10/31/2001 [1]
Net Asset Value, Beginning of Period	$11.11	$10.00
Income From Investment Operations:
Net investment income	0.36 [2]	0.37
Net realized and unrealized gain (loss) on investments and foreign currency	(0.36)[2]	1.10

TOTAL FROM INVESTMENT OPERATIONS	0.00	1.47

Less Distributions:
Distributions from net investment income	(0.34)	(0.36)
Distributions from net realized gain on investments and foreign currency transactions	(0.04)	--

TOTAL DISTRIBUTIONS	(0.38)	(0.36)

Net Asset Value, End of Period	$10.73	$11.11

Total Return[3]	(0.20)%	14.90%

Ratios to Average Net Assets:

Expenses	2.06%[4]	2.03%[5]

Net investment income	3.29%[2]	3.80%[5]

Expense waiver/reimbursement[6]	0.00%[7]	0.99%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$56,586	$17,845

Portfolio turnover	105%	60%

1 Reflects operations for the period from December 4, 2000 (start of performance) to October 31, 2001.

2 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 3.15% to 3.29%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

7 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2002

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Market Opportunity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to achieve moderate capital appreciation and high current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds (other fixed income and asset backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company, the Fund's Adviser (or an affiliate of the Fund's Adviser). The Prime Value Obligations Fund is an open-end management company, registered under the Investment Company Act of 1940. The investment objective of the Prime Value Obligations Fund is to provide a high level of current income consistent with stability of principal and liquidity. Income distributions earned by the Fund are recorded as dividend income in the accompanying financial statements.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 11/1/2001		For the Year Ended 10/31/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$3,428	$3,428	$315,802	$(315,723)	$(79)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to GAAP amortization adjustments and differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(371,583)	$371,583

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of October 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$8,230,008

Long-term capital gains	$--

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 1,786,098

Undistributed long-term capital gains	$ 1,199,744

Unrealized depreciation	$(28,799,949)

At year end, there were no significant differences between GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales and the tax treatment for amortization of discount.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2002, the Fund had a realized loss of $139,931 on written options.

Contracts	Number of Contracts	Premium
Outstanding at 10/31/2001	--	$ --

Options written	10,699	1,631,977

Options expired	(2,543)	(352,738)

Options bought to closed	(7,657)	(1,224,410)

Options exercised	(499)	(54,829)

Outstanding at 10/31/2002	--	$ --

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated in U.S. dollars on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$25,990,283	$26,709,609

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

	Year Ended 10/31/2002		Period Ended 10/31/2001[1]
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	23,689,980	$268,889,076	3,998,171	$44,157,475
Shares issued to shareholders in payment of distributions declared	373,726	4,232,418	39,203	428,158
Shares redeemed	(9,757,240)	(106,336,096)	(735,205)	(8,046,387)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	14,306,466	$166,785,398	3,302,169	$36,539,246

	Year Ended 10/31/2002		Period Ended 10/31/2001[1]
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	9,398,807	$109,052,573	3,446,425	$38,243,394
Shares issued to shareholders in payment of distributions declared	179,943	2,061,162	34,817	380,727
Shares redeemed	(1,828,925)	(20,696,649)	(469,374)	(5,198,305)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	7,749,825	$90,417,086	3,011,868	$33,425,816

	Year Ended 10/31/2002		Period Ended 10/31/2001[1]
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	4,132,450	$47,877,847	1,663,323	$18,398,439
Shares issued to shareholders in payment of distributions declared	84,853	972,451	20,720	225,964
Shares redeemed	(548,609)	(6,240,533)	(77,136)	(859,109)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	3,668,694	$42,609,765	1,606,907	$17,765,294

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	25,724,985	$299,812,249	7,920,944	$87,730,356

1 For the period from December 4, 2000 (start of performance) to October 31, 2001.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser has agreed to reimburse certain investment adviser fees resulting from investments in Prime Value Obligations Fund.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the period ended October 31, 2002, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2002, the Fund's expenses were reduced by $6,013 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2002, were as follows:

Purchases	$406,747,427

Sales	$162,974,275

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2002, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED MARKET OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Market Opportunity Fund (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended October 31, 2002 and the period ended October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Market Opportunity Fund as of October 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 6, 2002

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 139 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios. The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: April 1984

Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President, Chief Executive Officer and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; President, Chief Executive Officer and Director, Federated Global Investment Management Corp.; President and Chief Executive Officer, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Position: President, Federated Investment Counseling.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Member of Executive Committee, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 Tamiami Trail N. Naples, FL TRUSTEE Began serving: November 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupation: Director or Trustee of the Federated Fund Complex; Partner, Andersen Worldwide SC (prior to 9/1/97).

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing, communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: Director, Walsh & Kelly, Inc. (heavy highway contractor).

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

John W. McGonigle Birth Date: October 26, 1938 EXECECUTIVE VICE PRESIDENT AND SECRETARY

Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
Richard J. Thomas Birth Date: June 17, 1954 TREASURER

Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

James E. Grefenstette Birth Date: November 7, 1962 VICE PRESIDENT

James E. Grefenstette is Vice President of the Fund. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager since 1994. Mr. Grefenstette became a Senior Vice President of the Fund's Adviser in January 2000. He served as a Vice President of the Fund's Adviser from 1996 through 1999 and was an Assistant Vice President of the Fund's Adviser from 1994 until 1996. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT

Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT

Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to the Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities industry since 1962.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager
Federated Market Opportunity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 314172743
Cusip 314172735
Cusip 314172727

26852 (12/02)